UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5696
                                   ------------


                            AXP GLOBAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

AXP(R)
  Global Bond
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2004

AXP Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers  with Portfolio Management                        5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements (Portfolio)                                     22

Notes to Financial Statements (Portfolio)                            25

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                30

Financial Statements (Fund)                                          31

Notes to Financial Statements (Fund)                                 34

Report of Independent Registered
   Public Accounting Firm (Fund)                                     44

Federal Income Tax Information                                       45

Fund Expenses Example                                                47

Board Members and Officers                                           49

Proxy Voting                                                         51

(logo) Dalbar)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Fund Snapshot AT OCT. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Nic Pifer, CFA*                   5/00                       14

* The Fund is managed by a team of portfolio managers led by Nic Pifer.

FUND OBJECTIVE

For investors seeking high total return through income and growth of capital.

Inception dates by class
A: 3/20/89      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: IGBFX        B: IGLOX        C: AGBCX        Y: --

Total net assets                                         $559.4 million

Number of holdings                                                  261

Average weighted life*                                        6.2 years

Effective duration**                                          4.4 years

Weighted average bond rating                                         AA

 * Average weighted life is the average number of years that each dollar of unpaid principal due on a security remains outstanding.

** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out of 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

STYLE MATRIX

         DURATION
SHORT      INT       LONG
            X         X    HIGH
                           MEDIUM  QUALITY
                           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 36.1%
Germany 11.2%
Italy 8.6%
Spain 7.9%
Japan 5.2%
Greece 4.0%
United Kingdom 3.5%
Netherlands 3.1%
Supra-National 2.8%
Canada 2.4%
Finland 2.3%
Austria 2.1%
France 2.0%
Norway 1.8%
Australia 1.7%
New Zealand 1.5%
Poland 1.1%
Other* 2.7%

* Includes Brazil, Denmark, Luxembourg, Malaysia, Mexico, South Korea and
  Sweden.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                         54.6%
AA bonds                                                          24.6
A bonds                                                            9.5
BBB bonds                                                          3.9
Non-investment grade bonds                                         2.7

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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3 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

               (bar 1)           (bar 2)          (bar 3)
               +10.70%           +9.68%           +8.93%

(bar 1) AXP Global Bond Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Global Aggregate Index (unmanaged)

(bar 3) Lipper Global Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                 Class B                  Class C                 Class Y
(Inception dates)                  (3/20/89)               (3/20/95)                (6/26/00)               (3/20/95)
                              NAV(1)     POP(2)      NAV(1)    After CDSC(3)   NAV(1)   After CDSC(4)  NAV(5)      POP(5)
as of Oct. 31, 2004
1 year                       +10.70%     +5.43%      +9.83%       +5.83%       +9.72%      +9.72%     +10.86%     +10.86%
3 years                      +10.02%     +8.25%      +9.23%       +8.39%       +9.18%      +9.18%     +10.34%     +10.34%
5 years                       +6.96%     +5.92%      +6.15%       +5.99%         N/A         N/A       +7.18%      +7.18%
10 years                      +6.66%     +6.15%        N/A          N/A          N/A         N/A         N/A         N/A
Since inception               +8.10%     +7.76%      +5.99%       +5.99%       +7.94%      +7.94%      +6.80%      +6.80%

as of Sept. 30, 2004
1 year                        +6.73%     +1.65%      +6.04%       +2.04%       +6.09%      +6.09%      +7.06%      +7.06%
3 years                       +9.62%     +7.85%      +8.81%       +7.96%       +8.83%      +8.83%      +9.87%      +9.87%
5 years                       +6.37%     +5.34%      +5.58%       +5.42%         N/A         N/A       +6.60%      +6.60%
10 years                      +6.44%     +5.93%        N/A          N/A          N/A         N/A         N/A         N/A
Since inception               +7.96%     +7.62%      +5.76%       +5.76%       +7.44%      +7.44%      +6.55%      +6.55%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nic Pifer discusses the Fund's positioning and results for fiscal year 2004.

Q:  How did AXP Global Bond Fund perform for the 12 months ended Oct. 31, 2004?

A: AXP Global Bond Fund's Class A shares gained 10.70% (excluding sales charge) for the 12 months ended Oct. 31, 2004. This outpaced the Fund's benchmark, the Lehman Brothers Global Aggregate Index (Lehman Index), which posted a total return of 9.68%. The Fund also outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which posted an 8.93% total return over the same period.

Q:  What factors most significantly affected performance?

A: Strong annual performance of the Fund in absolute terms reflected positive returns on the Fund's underlying bond holdings and currency gains from a weaker U.S. dollar. With the exception of Japan, intermediate- and longer-maturity bond yields declined in most of the major government bond markets during the annual period. These yield moves produced moderate total returns in local currency terms, i.e., before the impact of currency fluctuations are taken into account. Additionally, on a trade-weighted basis, the U.S. dollar declined 6.7% during the 12 months ended Oct. 31, 2004 (see chart on page 7). A falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms, and so the currency gains from a weaker U.S. dollar amplified returns on the Fund's international holdings, producing a strong overall return for the period.

    The Fund's good performance relative to its Lehman Index reflected a number of factors, including country allocation, currency positioning, yield curve positioning, and sector weightings. The Fund held a only a small position in Japanese bonds throughout the period, AXP Global Bond Fund

SEC YIELDS

                            Class A   Class B    Class C   Class Y   Class I
As of Sept. 30, 2004         2.24%     1.59%      1.58%     2.51%     2.79%
As of Oct. 29, 2004          2.13%     1.49%      1.48%     2.40%     2.72%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

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5 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Strong annual performance of the Fund in absolute terms was due primarily to currency gains from a weaker U.S. dollar.(end callout quote)

          (begin callout quote)> We intend to maintain a somewhat defensive position in the Fund with respect to interest rate risk exposure. (end callout quote)

    a strategy that worked well as the Japanese market underperformed other major bond markets by a wide margin. Currency positioning also benefited the Fund. Throughout the period, the Fund ran overweight positions in the Euro, several other European currencies, and the currencies of Canada, Australia, and New Zealand (the so-called "dollar bloc" currencies). These currencies outperformed the Japanese yen.

    Additionally, we had positioned the Fund in anticipation of flatter yield curve in the United States, on the view that short-term bond yields would rise faster than long-term yields as the Federal Open Market Committee
    (FOMC) of the U.S. Federal Reserve started to tighten monetary policy. In contrast, we had positioned for a steeper yield curve in Japan. Both strategies proved successful, especially our U.S. yield curve position.

    Finally, the Fund held a modest weighting in high yield corporate bonds (about 2-3% of the portfolio) throughout the period. These securities, which are not in the Fund's Lehman Index, outperformed investment grade bonds over the course of the fiscal year. This allocation to high yield debt helped offset our positioning in investment grade corporate bonds and structured securities, which proved to be too conservative.

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6 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Questions & Answers

(line chart)

               The Rise of the Euro and the Decline of the Dollar
                         Oct. 31, 2001 to Oct. 31, 2004

Exchange Rate (Dollar to Euro)

10/01    $0.90
11/01    $0.90
12/01    $0.89
 1/02    $0.86
 2/02    $0.87
 3/02    $0.87
 4/02    $0.90
 5/02    $0.93
 6/02    $0.99
 7/02    $0.98
 8/02    $0.98
 9/02    $0.99
10/02    $0.99
11/02    $0.99
12/02    $1.05
 1/03    $1.08
 2/03    $1.08
 3/03    $1.09
 4/03    $1.12
 5/03    $1.18
 6/03    $1.15
 7/03    $1.12
 8/03    $1.10
 9/03    $1.17
10/03    $1.16
11/03    $1.20
12/03    $1.26
 1/04    $1.25
 2/04    $1.25
 3/04    $1.23
 4/04    $1.20
 5/04    $1.22
 6/04    $1.22
 7/04    $1.20
 8/04    $1.22
 9/04    $1.24
10/04    $1.28

Source: Bloomberg

This chart shows how much the euro has risen in value against the U.S. dollar over the past three years. As of Oct. 31, 2004, it took $1.28 to buy a euro compared to $0.90 three years ago, a 43% increase. That means it is more expensive to travel to Europe, but this trend has helped augment returns for U.S. investors who own bonds denominated in euros.

Q:  What changes did you make to the Fund and how is it currently positioned?

A:  We made a number of changes during the 12 months. These included:

    o Shortening Duration. As the annual period began, the Fund had a fairly neutral-to-the-Lehman Index duration given our view that global interest rates were likely to remain range-bound through early 2004. Then, in March 2004, global bond yields moved significantly lower, as a string of weaker-than-expected U.S. economic data releases caused investors to question the pace of the global economic recovery. We believed these fears were misplaced. We used the opportunity to significantly shorten the Fund's duration in March and continued to do so through April. We adjusted this duration position over the subsequent months -- lengthening duration modestly after rates peaked in May and then shortening again in

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7 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Questions & Answers

       mid to late summer after yields renewed their decline. The Fund ended the annual period with a duration lower than its Index.

    o Decreasing Exposure to the U.S. Dollar. The Fund began the period with a greater-than-Lehman Index exposure to European currencies and to the three "dollar-bloc" currencies, a lower-than-Lehman Index exposure to the Japanese yen, and a very modestly less-than-Lehman Index position in the U.S. dollar. We expected the U.S. dollar to continue its decline compared to other currencies. Thus, we viewed the U.S. dollar's rebound in April and May 2004 as an opportunity to move to a more significantly lower position in the U.S. currency and to reallocate the exposure primarily to the euro but also to the "dollar bloc" currencies.

    o Adjusting Sector Allocations. During the first half of the period, we increased the Fund's exposure to investment grade corporate bonds and U.S. mortgage-backed securities. We also decreased the portfolio's exposure to emerging market debt to approximately 1% of invested assets based on concerns that valuations in the sector had become unattractive. During the second half of the fiscal year, we reduced the Fund's allocation to corporate bonds and U.S. mortgage-backed securities, essentially selling into strength as these sectors outperformed government bonds. We also trimmed the Fund's emerging market debt position even further. We added modestly to the Fund's allocation to high-yield corporate bonds, as we believed this sector should benefit rather directly from acceleration in U.S. economic growth.

    These changes resulted in a 92% portfolio turnover rate for the annual period, but we believe the changes better positioned the Fund for current and anticipated economic and market conditions.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain a somewhat defensive position in the Fund with respect to interest rate risk exposure. Specifically, we expect to keep the Fund's duration shorter than that of its benchmark given our view that the U.S. economy in particular is growing at an above-trend pace and thus that the Fed is likely to continue raising the targeted federal funds rate into 2005 until it is back to more historically neutral levels.

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8 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Questions & Answers

    We also expect the Bank of Canada, which just started its tightening monetary cycle in September 2004, to continue raising interest rates for some time. On the other hand, the monetary tightening cycles of the Bank of England, the Reserve Bank of Australia, and the Reserve Bank of New Zealand may soon be coming to an end. These central banks had started their tightening cycles well ahead of the Fed and had never lowered interest rates as significantly as the United States. Economic news from the Eurozone has surprised on the weak side, and so the European Central Bank may wait before beginning to raise interest rates until mid-2005, and we believe the Bank of Japan is still more than a year away from changing its interest rates from their current 0% level.

    Overall, the strength of the global economy in the coming months remains uncertain given both the mix of central bank actions and persistently high oil prices. We expect global bond yields to move higher, but not dramatically so. From a country perspective, we continue to favor European bonds.

    Our sector positioning remains fairly cautious as well. The extra income potential of corporate bonds and U.S. mortgage-backed securities appears narrow relative to historical norms, making valuations in these sectors unattractive currently. Thus, we intend to maintain the Fund's less-than-index positions in both sectors for the near term.

    As for currency exposure, we expect the U.S. dollar to decline further due to the burgeoning U.S. current account deficit. We intend to maintain the Fund's less-than-benchmark position in the U.S. dollar in the coming months, and thus a weaker U.S. dollar should benefit the Fund. At the same time, however, we do not expect the Fund to experience the same sort of a boost from currency moves that it has seen since 2002, simply because the dollar is no longer as overvalued as it was in early 2002. Should the U.S. dollar indeed weaken in line with our expectation, then we may reassess the risk/reward profile of the Fund's U.S. dollar position.

    As always, we constantly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

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9 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Global Bond Fund Class A shares (from 11/1/94 to 10/31/04) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                       Short-term       Long-term
Fiscal year ended          Income     capital gains   capital gains     Total
Oct. 31, 2004               $0.24          $--             $--          $0.24
Oct. 31, 2003                0.21           --              --           0.21
Oct. 31, 2002                0.17           --              --           0.17
Oct. 31, 2001                0.15           --              --           0.15
Oct. 31, 2000                0.19           --              --           0.19

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10 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

(line chart)
                      VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GLOBAL BOND FUND

AXP Global Bond Fund Class A
  (includes sales charge)      $ 9,525  $10,818  $11,788   $12,367   $13,017  $12,972  $12,302  $13,635  $14,485   $16,405   $18,160
Lehman Brothers Global
  Aggregate Index(1)           $10,000  $11,595  $12,380   $13,004   $14,600  $14,176  $13,774  $15,129  $16,353   $18,348   $20,124
Lipper Global Income Funds
  Index(2)                     $10,000  $11,141  $12,451   $13,138   $13,724  $13,638  $13,506  $14,870  $15,598   $17,659   $19,236
                                 `94      `95      `96       `97       `98      `99      `00       `01     `02       `03       `04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                                   Since
                                                     1 year     3 years      5 years     10 years         inception(3)
AXP Global Bond Fund (includes sales charge)
Class A    Cumulative value of $10,000              $10,543     $12,685      $13,332      $18,160           $32,127
           Average annual total return               +5.43%      +8.25%       +5.92%       +6.15%            +7.76%
Lehman Brothers Global Aggregate Index(1)
           Cumulative value of $10,000              $10,968     $13,303      $14,197      $20,124             N/A
           Average annual total return               +9.68%      +9.98%       +7.26%       +7.25%             N/A
Lipper Global Income Funds Index(2)
           Cumulative value of $10,000              $10,893     $12,936      $14,104      $19,236           $29,598
           Average annual total return               +8.93%      +8.96%       +7.12%       +6.76%            +7.21%

Results for other share classes can be found on page 4.

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from March 20, 1989. The Lehman Brothers Global Aggregate Index began operations on Jan. 1, 1990. Lipper Index data is from April 1, 1989.

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11 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Investments in Securities

World Income Portfolio

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (95.7%)(c)
Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

Australia (1.7%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75%              $270,000              $302,400
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00              8,000,000             6,459,998
Queensland Treasury
  (Australian Dollar)
   06-14-05               6.50              3,000,000             2,262,396
Telstra
  (U.S. Dollar)
   04-01-12               6.38                500,000               554,218
Total                                                             9,579,012

Austria (2.2%)
Republic of Austria
  (European Monetary Unit)
   01-15-10               5.50              8,500,000            12,038,224

Brazil (0.2%)
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14               8.00              1,192,122             1,184,254

Canada (2.4%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   10-01-12               7.25                115,000(d)            116,438
Canada Housing Trust
  (Canadian Dollar)
   06-15-06               5.53              3,220,000             2,742,301
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10               4.90                380,000(d)            314,889
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                250,000               271,875
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                125,000               135,000
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                165,000               183,975
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                260,000               274,300
Province of British Columbia
  (Canadian Dollar)
   08-23-10               6.38              6,400,000             5,820,169
Province of Ontario
  (Canadian Dollar)
   03-08-06               5.90              3,300,000             2,809,213
Rogers Cable
  (U.S. Dollar)
   06-15-13               6.25                 70,000                69,825
Russel Metals
  (U.S. Dollar) Sr Nts
   03-01-14               6.38                140,000               140,000
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                200,000               220,000
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                200,000               217,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                125,000               131,250
Total                                                            13,446,235

Denmark (0.6%)
Realkredit Danmark
  (Danish Krone) Series 10D
   01-01-06               4.00             17,800,000             3,116,785

Finland (2.3%)
Republic of Finland
  (European Monetary Unit)
   07-04-07               5.00              9,400,000            12,742,889

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

France (2.0%)
Compagnie de Financement Foncier
  (European Monetary Unit)
   02-02-06               2.75%             2,000,000            $2,571,477
France Telecom
  (U.S. Dollar)
   03-01-06               8.20                700,000               744,690
Govt of France
  (European Monetary Unit)
   04-25-12               5.00              5,700,000             7,939,333
Total                                                            11,255,500

Germany (11.3%)
Allgemeine HypothekenBank Rheinboden
  (European Monetary Unit) Series 501
   09-02-09               5.00              1,860,000(d)          2,560,603
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13               1.40            301,000,000             2,842,551
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-10               5.25              2,750,000             3,857,039
   07-04-13               3.75              9,600,000            12,227,386
   07-04-27               6.50              7,470,000            12,226,549
Bundesschatzanweisungen
  (European Monetary Unit)
   12-16-05               2.75             15,310,000            19,689,751
DePfa Deutsche Pfandbriefbank
  (European Monetary Unit)
  Series G6
   01-15-10               5.50              2,200,000             3,105,875
Deutsche Bank
  (European Monetary Unit)
   07-28-09               4.25                500,000               664,983
Rheinische Hypothekenbank
  (European Monetary Unit)
   07-05-10               5.75              2,200,000             3,146,427
Westfaelische HypotheKenbank
  (European Monetary Unit)
   04-24-06               4.75              2,300,000             3,040,364
Total                                                            63,361,528

Greece (4.0%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06               2.75              7,600,000             9,763,445
   04-19-07               4.65              4,780,000             6,410,876
   10-22-22               5.90              4,200,000             6,252,679
Total                                                            22,427,000

Italy (8.6%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   03-01-07               4.50              8,800,000            11,751,958
   10-15-07               5.00              8,700,000            11,840,229
   02-01-13               4.75              9,300,000            12,724,866
   11-01-26               7.25              3,486,283             6,085,661
Republic of Italy
  (Japanese Yen)
   03-27-08               3.80            500,000,000             5,263,192
Telecom Italia
  (European Monetary Unit)
   02-01-07               5.63                500,000               676,690
Total                                                            48,342,596

Japan (5.3%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12               1.40            650,000,000             6,246,052
Govt of Japan
  (Japanese Yen)
   03-20-09               0.70            390,000,000             3,712,260
   12-21-09               1.70            970,000,000             9,652,830
   03-22-10               1.70            320,000,000             3,184,647
   06-20-12               1.40            700,000,000             6,744,601
Total                                                            29,540,390

Luxembourg (0.6%)
BCP Caylux Holdings Luxembourg
  (U.S. Dollar) Sr Sub Nts
   06-15-14               9.63                 55,000(d)             61,600
Michelin Finance Luxembourg
  (European Monetary Unit)
   04-16-09               6.13                500,000               705,512
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00              2,555,000(d)          2,511,266
Total                                                             3,278,378

Malaysia (0.3%)
Petronas Capital
  (U.S. Dollar)
   05-22-12               7.00              1,500,000(d)          1,729,628

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

Mexico (0.5%)
United Mexican States
  (Japanese Yen)
   06-06-06               6.75%            62,000,000              $644,104
  (U.S. Dollar)
   03-03-15               6.63              1,550,000             1,661,600
Total                                                             2,305,704

Netherlands (3.1%)
Bank Nederlandse Gemeenten
  (British Pound)
   08-06-07               7.38              1,100,000             2,145,153
Deutsche Telekom Intl Finance
  (European Monetary Unit)
   05-29-07               7.50                500,000               709,311
Govt of Netherlands
  (European Monetary Unit)
   07-15-12               5.00              8,700,000            12,115,915
ING Bank
  (European Monetary Unit) Sr Nts
   01-29-09               4.25                600,000               797,822
RWE Finance
  (European Monetary Unit)
   10-26-07               5.50                500,000               685,731
Vodafone Finance
  (European Monetary Unit)
   05-27-09               4.75                740,000               999,751
Total                                                            17,453,683

New Zealand (1.5%)
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06               8.00              8,800,000             6,247,454
   11-15-11               6.00              3,530,000             2,413,471
Total                                                             8,660,925

Norway (1.8%)
Eksportfinans
  (Japanese Yen)
   06-21-10               1.80            340,000,000             3,384,809
Govt of Norway
  (Norwegian Krone)
   05-16-11               6.00             36,800,000             6,527,976
Total                                                             9,912,785

Poland (1.1%)
Republic of Poland
  (Polish Zloty)
   02-12-06               8.50             11,600,000             3,484,349
   11-24-09               6.00              9,000,000             2,540,531
Total                                                             6,024,880

South Korea (0.1%)
Korea Development Bank
  (Japanese Yen) Series 21RG
   06-25-08               0.98             70,000,000               662,580

Spain (7.9%)
Caja de Ahorros y Monte de Piedad de Madrid
  (European Monetary Unit)
   03-25-11               3.50              2,500,000             3,181,957
Govt of Spain
  (European Monetary Unit)
   10-31-07               4.25              8,950,000            11,945,748
   07-30-09               5.15             12,000,000            16,713,018
   01-31-10               4.00              9,400,000            12,472,134
Total                                                            44,312,857

Supra-National (2.9%)
European Investment Bank
  (British Pound)
   12-07-11               5.50              3,000,000             5,670,123
Inter-American Development Bank
  (Japanese Yen)
   07-08-09               1.90          1,035,000,000            10,379,275
Total                                                            16,049,398

Sweden (0.5%)
Govt of Sweden
  (Swedish Krona)
   04-20-06               3.50             19,000,000             2,720,081

United Kingdom (3.5%)
BT Group
  (U.S. Dollar)
   12-15-10               8.38                700,000               849,421
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07               9.50              8,750,000(b,h,l)             --
United Kingdom Treasury
  (British Pound)
   03-07-12               5.00              5,910,000            11,045,450
   09-07-14               5.00              4,210,000             7,895,326
Total                                                            19,790,197

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (31.4%)
Aesop Funding II LLC
  (U.S. Dollar) Series 2002-1A Cl A1
   10-20-06               3.85%              $500,000(d)           $505,289
Airgas
  (U.S. Dollar)
   10-01-11               9.13                195,000               219,375
Allied Waste North America
  (U.S. Dollar) Series B
   04-01-08               8.88                100,000               106,000
AmeriCredit Automobile Receivables Trust
  (U.S. Dollar) Series 2004-DF Cl A3
   07-06-09               2.98                800,000(g)            799,878
ASIF Global Financing XIX
  (U.S. Dollar)
   01-17-13               4.90              6,855,000(d)          7,001,697
AT&T Wireless Services
  (U.S. Dollar) Sr Nts
   03-01-11               7.88                500,000               595,653
Ball
  (U.S. Dollar)
   12-15-12               6.88                335,000               362,637
Bank of America
  (U.S. Dollar) Sr Nts
   02-01-07               5.25              1,000,000             1,047,924
  Sub Nts
  (U.S. Dollar)
   08-15-13               4.75                800,000               804,549
Bear Stearns Commercial Mtge Securities
  (U.S. Dollar)
  Series 2003-T10 Cl A1
   03-13-40               4.00                646,223(f)            647,586
  Series 2004-PWR5 Cl A5
   07-11-42               4.98              1,000,000(f)          1,018,890
  Series 2004-T16 Cl A3
   02-13-46               4.03                600,000(f,g)          602,344
Boise Cascade LLC
  (U.S. Dollar) Sr Sub Nts
   10-15-14               7.13                120,000(d)            125,257
Boyd Gaming
  (U.S. Dollar) Sr Sub Nts
   12-15-12               7.75                 35,000                38,588
   04-15-14               6.75                 75,000                78,656
Caesars Entertainment
  (U.S. Dollar) Sr Sub Nts
   05-15-11               8.13                235,000               274,656
Cardinal Health
  (U.S. Dollar)
   06-15-15               4.00              1,700,000             1,501,928
Case New Holland
  (U.S. Dollar) Sr Nts
   06-01-09               6.00                 40,000(d)             40,000
Chesapeake Energy
  (U.S. Dollar) Sr Nts
   06-15-14               7.50                 75,000                83,438
   08-15-14               7.00                 65,000                70,525
   01-15-16               6.88                 20,000                21,400
Choctaw Resort Development Enterprise
  (U.S. Dollar) Sr Nts
   04-01-09               9.25                150,000               160,875
Citigroup
  (European Monetary Unit) Sr Nts
   05-21-10               3.88              2,600,000             3,380,448
Comcast
  (U.S. Dollar)
   03-15-11               5.50              2,150,000             2,267,368
Comcast Cable Communication Holdings
  (U.S. Dollar)
   03-15-13               8.38                106,000               130,052
Compass Minerals Group
  (U.S. Dollar)
   08-15-11              10.00                200,000               224,000
Cott Beverages
  (U.S. Dollar)
   12-15-11               8.00                300,000               327,750
CS First Boston Mtge Securities
  (U.S. Dollar) Series 2004-C1 Cl A2
   01-15-37               3.52                250,000(f)            248,320
CSC Holdings
  (U.S. Dollar) Sr Nts
   12-15-07               7.88                150,000               161,625
DaimlerChrysler NA Holding
  (European Monetary Unit)
   01-16-07               5.63                670,000               904,088
  (U.S. Dollar)
   11-15-13               6.50                400,000               436,400
Del Monte
  (U.S. Dollar) Series B
   05-15-11               9.25                200,000               221,000
Dex Media West LLC/Finance
  (U.S. Dollar) Sr Nts Series B
   08-15-10               8.50                 55,000                62,700
DIRECTV Holdings LLC/Finance
  (U.S. Dollar) Sr Nts
   03-15-13               8.38                150,000               171,562

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
Dobson Cellular Systems
  (U.S. Dollar)
   11-01-11               6.96%               $30,000(d,e,g)        $30,825
   11-01-11               8.38                 30,000(d,g)           30,938
Domino's Pizza
  (U.S. Dollar) Sr Sub Nts
   07-01-11               8.25                125,000               136,875
DPL
  (U.S. Dollar) Sr Nts
   09-01-11               6.88                150,000               163,500
DR Horton
  (U.S. Dollar) Sr Nts
   05-01-13               6.88                150,000               162,375
   09-15-14               5.63                350,000               346,938
DRS Technologies
  (U.S. Dollar) Sr Sub Nts
   11-01-13               6.88                 80,000                84,000
Earle M Jorgensen
  (U.S. Dollar)
   06-01-12               9.75                 50,000                55,500
Echostar DBS
  (U.S. Dollar)
   10-01-14               6.63                125,000(d)            127,813
  (U.S. Dollar) Sr Nts
   10-01-08               5.75                 60,000                61,350
El Paso Natural Gas
  (U.S. Dollar) Sr Nts Series A
   08-01-10               7.63                160,000               173,000
Emmis Operating
  (U.S. Dollar) Sr Sub Nts
   05-15-12               6.88                 70,000                73,500
Encore Acquisition
  (U.S. Dollar) Sr Sub Nts
   04-15-14               6.25                540,000               553,499
Federal Home Loan Mtge Corp
  (European Monetary Unit)
   01-15-06               5.25              1,800,000             2,379,991
  (U.S. Dollar)
   01-15-12               5.75              7,475,000             8,224,533
   09-01-17               6.50                576,687(f)            611,086
   05-01-18               5.50              1,137,976(f)          1,179,540
   10-01-18               5.00                979,439(f)          1,002,717
   04-01-33               6.00              2,379,113(f)          2,477,720
   08-01-33               6.50                405,458(f)            426,404
   11-01-33               5.00              1,529,533(f)          1,531,538
  Collateralized Mtge Obligation
  (U.S. Dollar)
   11-15-28               4.50              1,044,714(f)          1,065,973
Federal Natl Mtge Assn
  (U.S. Dollar)
   01-01-09               5.74              1,200,129(f)          1,283,934
   01-01-13               4.92                518,089(f)            538,555
   02-01-13               4.87              1,346,069(f)          1,390,549
   10-01-13               5.11                395,120(f)            412,304
   12-01-13               4.98              4,949,571(f)          5,124,895
   03-01-17               5.50              1,245,622(f)          1,295,445
   03-01-17               6.00                365,079(f)            383,350
   04-01-17               6.50              1,269,311(f)          1,353,990
   06-01-17               6.00                897,710(f)            942,636
   07-01-17               6.00                508,657(f)            536,312
   08-01-18               4.50              2,197,838(f)          2,210,629
   11-01-18               5.50              2,180,194(f)          2,262,701
   12-01-18               5.00              4,327,409(f)          4,432,161
   07-01-23               5.00              1,278,882(f)          1,292,787
   12-01-31               6.50                483,455(f)            511,647
   05-01-32               7.00              1,543,195(f)          1,639,410
   05-01-32               7.50                865,365(f)            927,025
   06-01-32               7.00                727,970(f)            775,957
   07-01-32               6.50                451,694(f)            475,744
   08-01-32               6.50              2,425,287(f)          2,555,754
   09-01-32               6.50                559,104(f)            590,845
   11-01-32               7.50              1,299,444(f)          1,392,035
   03-01-33               5.50              2,518,101(f)          2,572,434
   03-01-33               6.00              3,092,087(f)          3,211,035
   04-01-33               6.00              1,645,372(f)          1,712,497
   05-01-33               6.00                807,338(f)            839,526
   06-01-33               5.50              4,173,695(f)          4,269,007
   09-01-33               5.50              2,634,429(f)          2,687,599
   11-01-33               6.50              2,959,632(f)          3,119,899
Ford Motor
  (U.S. Dollar)
   10-01-28               6.63                485,000               437,608
GE Financial Assurance Holdings
  (Japanese Yen)
   06-20-11               1.60            130,000,000             1,220,645
General Electric Capital
  (European Monetary Unit)
   06-20-07               5.13                500,000               676,726
Georgia Gulf
  (U.S. Dollar) Sr Nts
   12-15-13               7.13                 55,000                59,263
Georgia-Pacific
  (U.S. Dollar)
   02-01-10               8.88                185,000               217,838
  (U.S. Dollar) Sr Nts
   07-15-08               7.38                300,000               329,999

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
GMAC
  (U.S. Dollar)
   03-02-11               7.25%            $1,300,000            $1,379,261
Goldman Sachs Group
  (U.S. Dollar)
   05-15-09               6.65                500,000               557,710
Govt Natl Mtge Assn
  (U.S. Dollar)
   10-15-33               5.50              1,765,401(f)          1,809,953
  Collateralized Mtge Obligation
  Interest Only
  (U.S. Dollar)
   01-20-32               0.00              2,740,864(f,i)          319,730
Grant Prideco Escrow
  (U.S. Dollar)
   12-15-09               9.00                250,000               280,625
Graphic Packaging Intl
  (U.S. Dollar) Sr Nts
   08-15-11               8.50                 35,000                39,463
Greenwich Capital Commerical Funding
  (U.S. Dollar) Series 2004-GG1 Cl A4
   06-10-36               4.76              1,100,000(f)          1,136,032
GS Mtge Securities
  (U.S. Dollar) Series 2004-GG2 Cl A6
   08-10-38               5.40                740,000(f)            777,511
Hilton Hotels
  (U.S. Dollar)
   12-01-12               7.63                200,000               236,000
Host Marriott LP
  (U.S. Dollar) Sr Nts
   08-15-12               7.00                 55,000(d)             59,400
IASIS Healthcare LLC/Capital
  (U.S. Dollar) Sr Sub Nts
   06-15-14               8.75                 25,000(d)             26,875
Innophos
  (U.S. Dollar) Sr Sub Nts
   08-15-14               8.88                 50,000(d)             53,875
Intl Paper
  (European Monetary Unit)
   08-11-06               5.38                505,000               672,633
IPALCO Enterprises
  (U.S. Dollar)
   11-14-08               8.38                250,000               279,375
Jefferson Smurfit
  (U.S. Dollar)
   10-01-12               8.25                 85,000                94,350
Joy Global
  (U.S. Dollar) Series B
   03-15-12               8.75                 60,000                67,800
JPMorgan Chase & Co
  (U.S. Dollar) Sub Nts
   02-01-11               6.75              1,590,000             1,793,898
Key Energy Services
  (U.S. Dollar) Series C
   03-01-08               8.38                130,000               137,150
  (U.S. Dollar) Sr Nts
   05-01-13               6.38                 70,000                72,188
Kraft Foods
  (U.S. Dollar)
   10-01-08               4.00              1,100,000             1,111,209
L-3 Communications
  (U.S. Dollar)
   06-15-12               7.63                250,000               275,000
La Quinta Properties
  (U.S. Dollar) Sr Nts
   08-15-12               7.00                 25,000(d)             26,844
Lamar Media
  (U.S. Dollar)
   01-01-13               7.25                 50,000                54,250
LB-UBS Commercial Mtge Trust
  (U.S. Dollar)
  Series 2004-C6 Cl A2
   08-15-29               4.19              1,250,000(f)          1,265,124
  Series 2004-C7 Cl A2
   10-15-29               3.99              1,000,000(f,g)        1,004,609
Lubrizol
  (U.S. Dollar) Sr Nts
   10-01-09               4.63                270,000               272,645
   10-01-14               5.50                270,000               272,240
MacDermid
  (U.S. Dollar)
   07-15-11               9.13                 35,000                39,113
Manitowoc
  (U.S. Dollar)
   11-01-13               7.13                200,000               214,500
Meritage Homes
  (U.S. Dollar)
   06-01-11               9.75                145,000               161,675
Metropolitan Edison
  (U.S. Dollar)
   03-15-13               4.95              1,010,000             1,012,067

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
MGM Mirage
  (U.S. Dollar)
   10-01-09               6.00%               $45,000               $46,406
  (U.S. Dollar) Sr Nts
   02-27-14               5.88                 50,000                49,250
Metris Master Trust
  (U.S. Dollar) Series 2004-2 Cl M
   10-20-10               2.44                450,000(e,g)          450,000
Mohegan Tribal Gaming Authority
  (U.S. Dollar) Sr Sub Nts
   04-01-12               8.00                150,000               165,750
   08-15-14               7.13                 25,000(d)             26,688
Morgan Stanley Capital I
  (U.S. Dollar) Series 2004-HQ4 Cl A5
   04-14-40               4.59              1,000,000(f)          1,016,380
Morgan Stanley Group
  (European Monetary Unit)
   03-16-06               5.25              2,400,000             3,181,144
NeighborCare
  (U.S. Dollar) Sr Sub Nts
   11-15-13               6.88                 25,000                26,125
Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
   08-15-12               8.38                340,000               388,025
   09-01-14               6.63                 80,000(d)             85,800
Nextel Communications
  (U.S. Dollar) Sr Nts
   10-31-13               6.88                185,000               201,419
Nissan Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-A Cl A4
   07-15-08               2.61                500,000               498,172
Norcraft LP/Finance
  (U.S. Dollar) Sr Sub Nts
   11-01-11               9.00                 80,000                86,400
Northwest Pipeline
  (U.S. Dollar)
   03-01-10               8.13                 10,000                11,213
Northwestern
  (U.S. Dollar)
   11-01-14               5.88                 15,000(d,g)           15,469
Offshore Logistics
  (U.S. Dollar)
   06-15-13               6.13                140,000               144,900
Overseas Private Investment
  (U.S. Dollar) U.S. Govt Guaranty Series 1996A
   09-15-08               6.99              3,333,333             3,614,233
Owens-Illinois Glass Container
  (U.S. Dollar)
   05-15-11               7.75                115,000               125,063
Pacific Energy Partners LP/Finance
  (U.S. Dollar) Sr Nts
   06-15-14               7.13                 60,000(d)             64,500
PanAmSat
  (U.S. Dollar)
   08-15-14               9.00                 40,000(d)             42,200
Peabody Energy
  (U.S. Dollar) Series B
   03-15-13               6.88                295,000               323,763
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                450,000               498,600
Plains Exploration & Production
  (U.S. Dollar) Sr Nts
   06-15-14               7.13                125,000               138,750
Pride Intl
  (U.S. Dollar) Sr Nts
   07-15-14               7.38                 30,000(d)             33,750
Prudential Financial
  (U.S. Dollar)
   09-20-14               5.10              1,650,000             1,654,402
Qwest
  (U.S. Dollar)
   03-15-12               9.13                325,000(d)            366,438
Schuler Homes
  (U.S. Dollar)
   07-15-09               9.38                 85,000                92,225
Silgan Holdings
  (U.S. Dollar) Sr Sub Nts
   11-15-13               6.75                125,000               128,750
Southern Star Central
  (U.S. Dollar)
   08-01-10               8.50                100,000               110,500
Speedway Motorsports
  (U.S. Dollar) Sr Sub Nts
   06-01-13               6.75                 70,000                73,500
Sprint Capital
  (U.S. Dollar)
   11-15-28               6.88              1,500,000             1,610,887
Station Casinos
  (U.S. Dollar) Sr Nts
   04-01-12               6.00                100,000               104,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Issuer                  Coupon               Principal             Value(a)
                         rate                 amount

United States (cont.)
Susquehanna Media
  (U.S. Dollar) Sr Sub Nts
   04-15-13               7.38%              $140,000              $148,050
Time Warner
  (U.S. Dollar)
   05-15-29               6.63              1,635,000             1,740,199
Toyota Motor Credit
  (Japanese Yen)
   06-09-08               0.75            297,000,000             2,841,407
Transcontinental Gas Pipe Line
  (U.S. Dollar) Series B
   08-15-11               7.00                175,000               194,688
Triad Hospitals
  (U.S. Dollar) Sr Nts
   05-15-12               7.00                140,000               149,800
TRW Automotive
  (U.S. Dollar) Sr Nts
   02-15-13               9.38                 70,000                80,500
U.S. Treasury (U.S. Dollar)
   09-15-09               3.38             11,110,000(j)         11,156,007
   08-15-14               4.25              2,425,000             2,467,816
   08-15-23               6.25              7,585,000(m)          8,959,781
   02-15-26               6.00              3,700,000(m)          4,270,466
   02-15-31               5.38                660,000               716,848
United Auto Group
  (U.S. Dollar)
   03-15-12               9.63                 25,000                27,813
US Bank NA Minnesota
  (U.S. Dollar)
   08-01-11               6.38              1,150,000             1,289,320
Valmont Inds
  (U.S. Dollar)
   05-01-14               6.88                140,000(d)            144,550
Verizon Pennsylvania
  (U.S. Dollar) Series A
   11-15-11               5.65              3,660,000(m)          3,896,985
Wachovia
  (U.S. Dollar)
   08-15-08               3.50                400,000               400,236
Wachovia Bank Commercial Mtge Trust
  (U.S. Dollar) Series 2003-C8 Cl A2
   11-15-35               3.89              1,250,000(f)          1,255,751
Wachovia Bank NA
  (U.S. Dollar) Sub Nts
   11-01-14               4.80                450,000               449,631
Washington Mutual Bank FA
  (U.S. Dollar) Sub Nts
   06-15-11               6.88                950,000             1,079,994
   08-15-14               5.65              1,375,000             1,435,431
Wells Fargo Bank NA
  (U.S. Dollar) Sub Nts
   02-01-11               6.45              2,380,000             2,681,028
William Carter
  (U.S. Dollar) Series B
   08-15-11              10.88                150,000               168,000
Williams Companies
  (U.S. Dollar)
   03-15-12               8.13                170,000               199,749
Total                                                           175,857,171

Total bonds
(Cost: $490,583,757)                                           $535,792,680

Short-term securities (4.9%)(k)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (2.7%)
Federal Natl Mtge Assn Disc Nts
   12-01-04               1.73%            $5,000,000            $4,992,069
   12-13-04               1.85              5,000,000             4,988,444
   12-29-04               1.74              5,000,000             4,985,260
Total                                                            14,965,773

Commercial paper (2.2%)
Pacific Life Insurance
   11-01-04               1.85              7,300,000             7,298,874
Ranger Funding Company LLC
   12-09-04               1.92              5,000,000             4,989,067
Total                                                            12,287,941

Total short-term securities
(Cost: $27,252,911)                                             $27,253,714

Total investments in securities
(Cost: $517,836,668)(n)                                        $563,046,394

See accompanying notes to investments in securities.

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19   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2004, the value of these securities amounted to $16,102,632 or 2.9% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Oct. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,935,844.

(h)  Negligible market value.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2004.

(j) At Oct. 31, 2004 security was partially or fully on loan. See Note 4 to the financial statements.

(k) Cash collateral received from security lending activity is invested in short-term securities and represents 1.5% of net assets. See Note 4 to the financial statements. 3.4% of net assets is the Portfolio's cash equivalent position.

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2004, is as follows:

     Security                                   Acquisition              Cost
                                                   dates
     Greater Beijing First Expressways      6-12-97 to 9-16-98       $118,924
        (U.S. Dollar) 9.50% Sr Nts 2007

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                         Notional amount
     Sale contracts

     U.S. Treasury Notes, Dec. 2004, 5-year                       $ 2,100,000
     U.S. Treasury Notes, Dec. 2004, 10-year                       18,700,000

(n) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $517,850,150 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $45,610,275
     Unrealized depreciation                                         (414,031)
                                                                     --------
     Net unrealized appreciation                                  $45,196,244
                                                                  -----------

--------------------------------------------------------------------------------
20   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
21   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Income Portfolio

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $517,836,668)                                                             $563,046,394
Foreign currency holdings (identified cost $28) (Note 1)                                                30
Dividends and accrued interest receivable                                                        8,056,797
Receivable for investment securities sold                                                        2,219,678
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                      573,777
                                                                                                   -------
Total assets                                                                                   573,896,676
                                                                                               -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                   24,664
Payable for investment securities purchased                                                      5,980,166
Payable upon return of securities loaned (Note 4)                                                8,170,000
Accrued investment management services fee                                                          11,483
Other accrued expenses                                                                              59,930
                                                                                                    ------
Total liabilities                                                                               14,246,243
                                                                                                ----------
Net assets                                                                                    $559,650,433
                                                                                              ============
* Including securities on loan, at value (Note 4)                                             $  8,033,120
                                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Statement of operations
World Income Portfolio

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                      $       721
Interest                                                                                        21,939,247
Fee income from securities lending (Note 4)                                                         64,314
   Less foreign taxes withheld                                                                      (4,128)
                                                                                                    ------
Total income                                                                                    22,000,154
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                               4,143,714
Compensation of board members                                                                        9,273
Custodian fees                                                                                     178,550
Audit fees                                                                                          27,000
Other                                                                                               20,427
                                                                                                    ------
Total expenses                                                                                   4,378,964
   Earnings credits on cash balances (Note 2)                                                         (415)
                                                                                                      ----
Total net expenses                                                                               4,378,549
                                                                                                 ---------
Investment income (loss) -- net                                                                 17,621,605
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                               17,615,533
   Foreign currency transactions                                                                  (964,510)
   Futures contracts                                                                              (266,951)
   Options contracts written (Note 7)                                                               54,155
                                                                                                    ------
Net realized gain (loss) on investments                                                         16,438,227
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           24,402,177
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           40,840,404
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                                $58,462,009
                                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
World Income Portfolio

Year ended Oct. 31,                                                                       2004                     2003
Operations
Investment income (loss) -- net                                                       $  17,621,605           $  17,801,878
Net realized gain (loss) on investments                                                  16,438,227              18,001,647
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    24,402,177              33,085,822
                                                                                         ----------              ----------
Net increase (decrease) in net assets resulting from operations                          58,462,009              68,889,347
                                                                                         ----------              ----------
Proceeds from contributions                                                              20,341,237              39,684,999
Fair value of withdrawals                                                               (62,192,959)            (68,855,691)
                                                                                        -----------             -----------
Net contributions (withdrawals) from partners                                           (41,851,722)            (29,170,692)
                                                                                        -----------             -----------
Total increase (decrease) in net assets                                                  16,610,287              39,718,655
Net assets at beginning of year                                                         543,040,146             503,321,491
                                                                                        -----------             -----------
Net assets at end of year                                                              $559,650,433            $543,040,146
                                                                                       ============            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

World Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
25   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted primarily of Australian Dollars.

--------------------------------------------------------------------------------
26   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

At Oct. 31, 2004, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2004, the Portfolio has entered into outstanding when-issued securities of $2,935,844.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
27   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.77% to 0.67% annually as the Portfolio's assets increase.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Oct. 31, 2004, the Portfolio's custodian fees were reduced by $415 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $526,825,956 and $542,178,896, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $8,033,120 were on loan to brokers. For collateral, the Portfolio received $8,170,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $64,314 for the year ended Oct. 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
28   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date      Currency to         Currency to    Unrealized     Unrealized
                  be delivered         be received   appreciation   depreciation
Nov. 10, 2004        2,811,900           3,900,000     $105,446         $--
                   U.S. Dollar   Australian Dollar
Nov. 15, 2004       12,864,964       1,410,000,000      468,331          --
                   U.S. Dollar        Japanese Yen
                                                       --------         ---
Total                                                  $573,777         $--
                                                       --------         ---

6. INTEREST RATE FUTURES CONTRACTS

At Oct. 31, 2004, investments in securities included securities valued at $519,548 that were pledged as collateral to cover initial margin deposits on 208 open sale contracts. The notional market value of the open sale contracts at Oct. 31, 2004 was $23,575,063 with a net unrealized loss of $284,160. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                              Year ended Oct. 31, 2004
                                            Puts                    Calls
                                     Contracts   Premiums   Contracts   Premiums
Balance Oct. 31, 2003                   59     $ 54,155        59     $ 113,155
Exercised                               --           --       (59)     (113,155)
Expired                                (59)     (54,155)       --            --
                                       ---     --------       ---     ---------
Balance Oct. 31, 2004                   --     $     --        --     $      --
                                       ---     --------       ---     ---------

8. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                                   2004       2003      2002       2001       2000
Ratio of expenses to average daily net assets(a)                                .79%       .80%      .79%       .78%       .78%
Ratio of net investment income (loss) to average daily net assets              3.20%      3.29%     3.66%      5.27%      5.98%
Portfolio turnover rate (excluding short-term securities)                        92%       117%       51%        24%        48%
Total return(b)                                                               11.21%     13.99%     6.89%     11.29%     (4.29%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Income Portfolio (a series of World Trust) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Income Portfolio as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
30   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Bond Fund

Oct. 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                               $559,503,575
Capital shares receivable                                                                                           175,033
                                                                                                                    -------
Total assets                                                                                                    559,678,608
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              224,413
Accrued distribution fee                                                                                              6,636
Accrued transfer agency fee                                                                                           2,645
Accrued administrative services fee                                                                                     864
Other accrued expenses                                                                                               68,974
                                                                                                                     ------
Total liabilities                                                                                                   303,532
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $559,375,076
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    796,878
Additional paid-in capital                                                                                      509,779,712
Undistributed net investment income                                                                              14,144,995
Accumulated net realized gain (loss) (Note 5)                                                                   (11,150,536)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            45,804,027
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $559,375,076
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $388,702,892
                                                              Class B                                          $141,856,065
                                                              Class C                                          $  4,716,721
                                                              Class I                                          $ 24,020,955
                                                              Class Y                                          $     78,443
Net asset value per share of outstanding capital stock:       Class A shares              55,378,028           $       7.02
                                                              Class B shares              20,209,576           $       7.02
                                                              Class C shares                 674,551           $       6.99
                                                              Class I shares               3,414,514           $       7.03
                                                              Class Y shares                  11,149           $       7.04
                                                                                              ------           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Global Bond Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                                       $       721
Interest                                                                                                         21,934,535
Fee income from securities lending                                                                                   64,297
   Less foreign taxes withheld                                                                                       (4,127)
                                                                                                                     ------
Total income                                                                                                     21,995,426
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 4,377,451
Distribution fee
   Class A                                                                                                          952,565
   Class B                                                                                                        1,560,487
   Class C                                                                                                           50,444
Transfer agency fee                                                                                                 990,258
Incremental transfer agency fee
   Class A                                                                                                           72,785
   Class B                                                                                                           49,525
   Class C                                                                                                            1,287
Service fee -- Class Y                                                                                                   75
Administrative services fees and expenses                                                                           314,640
Compensation of board members                                                                                         8,432
Printing and postage                                                                                                115,000
Registration fees                                                                                                    52,454
Audit fees                                                                                                            9,000
Other                                                                                                                13,067
                                                                                                                     ------
Total expenses                                                                                                    8,567,470
   Earnings credits on cash balances (Note 2)                                                                        (5,511)
                                                                                                                     ------
Total net expenses                                                                                                8,561,959
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  13,433,467
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                         17,611,292
   Foreign currency transactions                                                                                   (964,257)
   Futures contracts                                                                                               (266,865)
   Options contracts written                                                                                         54,142
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          16,434,312
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            24,395,700
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            40,830,012
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $54,263,479
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Global Bond Fund

Year ended Oct. 31,                                                                         2004                    2003
Operations and distributions
Investment income (loss) -- net                                                       $  13,433,467           $  13,500,260
Net realized gain (loss) on investments                                                  16,434,312              17,996,432
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    24,395,700              33,079,008
                                                                                         ----------              ----------
Net increase (decrease) in net assets resulting from operations                          54,263,479              64,575,700
                                                                                         ----------              ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                           (13,588,587)            (12,438,109)
      Class B                                                                            (4,397,000)             (3,958,002)
      Class C                                                                              (141,492)               (103,214)
      Class I                                                                              (208,980)                     --
      Class Y                                                                                (2,872)                 (1,009)
                                                                                             ------                  ------
Total distributions                                                                     (18,338,931)            (16,500,334)
                                                                                        -----------             -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                               90,482,357             118,383,281
   Class B shares                                                                        34,513,320              50,004,285
   Class C shares                                                                         1,609,678               3,603,615
   Class I shares                                                                        22,849,823                      --
   Class Y shares                                                                            13,380                  41,942
Reinvestment of distributions at net asset value
   Class A shares                                                                        12,568,801              11,408,319
   Class B shares                                                                         4,090,856               3,683,453
   Class C shares                                                                           124,689                  93,681
   Class I shares                                                                           208,773                      --
   Class Y shares                                                                             2,872                     985
Payments for redemptions
   Class A shares                                                                      (119,978,418)           (130,390,225)
   Class B shares (Note 2)                                                              (63,787,048)            (63,154,212)
   Class C shares (Note 2)                                                               (2,223,406)             (1,678,853)
   Class I shares                                                                           (97,951)                     --
   Class Y shares                                                                            (7,940)                (55,411)
                                                                                             ------                 -------
Increase (decrease) in net assets from capital share transactions                       (19,630,214)             (8,059,140)
                                                                                        -----------              ----------
Total increase (decrease) in net assets                                                  16,294,334              40,016,226
Net assets at beginning of year                                                         543,080,742             503,064,516
                                                                                        -----------             -----------
Net assets at end of year                                                             $ 559,375,076           $ 543,080,742
                                                                                      =============           =============
Undistributed net investment income                                                   $  14,144,995           $   5,836,050
                                                                                      -------------           -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Global Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charges and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 4.29% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Income Portfolio

The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2004 was 99.97%.

--------------------------------------------------------------------------------
34   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
35   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $13,214,409 and accumulated net realized gain has been decreased by $13,214,409.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2004              2003
Class A
Distributions paid from:
         Ordinary income                  $13,588,587       $12,438,109
         Long-term capital gain                    --                --
Class B
Distributions paid from:
         Ordinary income                    4,397,000         3,958,002
         Long-term capital gain                    --                --
Class C
Distributions paid from:
         Ordinary income                      141,492           103,214
         Long-term capital gain                    --                --
Class I*
         Ordinary income                      208,980               N/A
         Long-term capital gain                    --               N/A
Class Y
Distributions paid from:
         Ordinary income                        2,872             1,009
         Long-term capital gain                    --                --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $ 16,119,649
Accumulated long-term gain (loss)                          $(11,113,313)
Unrealized appreciation (depreciation)                     $ 43,792,150

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
36   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $828,307 for Class A, $125,976 for Class B and $2,297 for Class C for the year ended Oct. 31, 2004.

During the year ended Oct. 31, 2004, the Fund's transfer agency fees were reduced by $5,511 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
37   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended Oct. 31, 2004
                                              Class A         Class B      Class C       Class I*      Class Y
Sold                                       13,443,824       5,113,276      239,474      3,398,078        2,007
Issued for reinvested distributions         1,868,388         607,744       18,597         31,012          426
Redeemed                                  (17,795,771)     (9,514,367)    (331,347)       (14,576)      (1,156)
                                          -----------      ----------     --------        -------       ------
Net increase (decrease)                    (2,483,559)     (3,793,347)     (73,276)     3,414,514        1,277
                                           ----------      ----------      -------      ---------        -----

* Inception date was March 4, 2004.
                                                                  Year ended Oct. 31, 2003
                                              Class A         Class B      Class C        Class I      Class Y
Sold                                       18,346,322       7,797,131      562,338            N/A        6,300
Issued for reinvested distributions         1,795,377         578,536       14,712            N/A          154
Redeemed                                  (20,340,957)     (9,764,130)    (260,976)           N/A       (9,193)
                                          -----------      ----------     --------        -------       ------
Net increase (decrease)                      (199,258)     (1,388,463)     316,074            N/A       (2,739)
                                             --------      ----------      -------        -------       ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $11,113,313 at Oct. 31, 2004, that if not offset by capital gains will expire in 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
38   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001       2000
Net asset value, beginning of period                                     $6.57       $6.00     $5.81       $5.39      $5.87
                                                                         -----       -----     -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .17         .18       .19         .27        .34
Net gains (losses) (both realized and unrealized)                          .52         .60       .17         .30       (.63)
                                                                         -----       -----     -----       -----      -----
Total from investment operations                                           .69         .78       .36         .57       (.29)
                                                                         -----       -----     -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.24)       (.21)     (.17)       (.15)      (.19)
                                                                         -----       -----     -----       -----      -----
Net asset value, end of period                                           $7.02       $6.57     $6.00       $5.81      $5.39
                                                                         -----       -----     -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $389        $380      $348        $355       $389
Ratio of expenses to average daily net assets(b)                         1.34%       1.36%     1.34%       1.32%      1.30%
Ratio of net investment income (loss) to average daily net assets        2.66%       2.73%     3.12%       4.75%      5.49%
Portfolio turnover rate (excluding short-term securities)                  92%        117%       51%         24%        48%
Total return(c)                                                         10.70%      13.25%     6.24%      10.83%     (5.16%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
39   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001       2000
Net asset value, beginning of period                                     $6.57       $5.99     $5.79       $5.38      $5.87
                                                                         -----       -----     -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .14         .12       .13         .21        .29
Net gains (losses) (both realized and unrealized)                          .50         .62       .19         .31       (.62)
                                                                         -----       -----     -----       -----      -----
Total from investment operations                                           .64         .74       .32         .52       (.33)
                                                                         -----       -----     -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.19)       (.16)     (.12)       (.11)      (.16)
                                                                         -----       -----     -----       -----      -----
Net asset value, end of period                                           $7.02       $6.57     $5.99       $5.79      $5.38
                                                                         -----       -----     -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $142        $158      $152        $145       $155
Ratio of expenses to average daily net assets(b)                         2.10%       2.12%     2.10%       2.09%      2.07%
Ratio of net investment income (loss) to average daily net assets        1.90%       1.97%     2.36%       3.99%      4.73%
Portfolio turnover rate (excluding short-term securities)                  92%        117%       51%         24%        48%
Total return(c)                                                          9.83%      12.39%     5.59%       9.73%     (5.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
40   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001       2000(b)
Net asset value, beginning of period                                     $6.55       $5.98     $5.79       $5.38      $5.52
                                                                         -----       -----     -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .14         .13       .14         .21        .10
Net gains (losses) (both realized and unrealized)                          .49         .60       .18         .31       (.24)
                                                                         -----       -----     -----       -----      -----
Total from investment operations                                           .63         .73       .32         .52       (.14)
                                                                         -----       -----     -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.19)       (.16)     (.13)       (.11)        --
                                                                         -----       -----     -----       -----      -----
Net asset value, end of period                                           $6.99       $6.55     $5.98       $5.79      $5.38
                                                                         -----       -----     -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $5          $5        $3          $1        $--
Ratio of expenses to average daily net assets(c)                         2.09%       2.14%     2.10%       2.09%      2.07%(d)
Ratio of net investment income (loss) to average daily net assets        1.91%       1.89%     2.29%       3.84%      4.80%(d)
Portfolio turnover rate (excluding short-term securities)                  92%        117%       51%         24%        48%
Total return(e)                                                          9.72%      12.41%     5.51%       9.84%     (2.49%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
41   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2004(b)
Net asset value, beginning of period                                   $6.77
                                                                       -----
Income from investment operations:
Net investment income (loss)                                             .16
Net gains (losses) (both realized and unrealized)                        .24
                                                                       -----
Total from investment operations                                         .40
                                                                       -----
Less distributions:
Dividends from net investment income                                    (.14)
                                                                       -----
Net asset value, end of period                                         $7.03
                                                                       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $24
Ratio of expenses to average daily net assets(c)                        .89%(d)
Ratio of net investment income (loss) to average daily net assets      3.07%(d)
Portfolio turnover rate (excluding short-term securities)                92%
Total return(e)                                                        6.06%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
42   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002        2001       2000
Net asset value, beginning of period                                     $6.59       $6.01     $5.80       $5.40      $5.87
                                                                         -----       -----     -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .18         .19       .20         .29        .35
Net gains (losses) (both realized and unrealized)                          .52         .61       .19         .27       (.62)
                                                                         -----       -----     -----       -----      -----
Total from investment operations                                           .70         .80       .39         .56       (.27)
                                                                         -----       -----     -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.25)       (.22)     (.18)       (.16)      (.20)
                                                                         -----       -----     -----       -----      -----
Net asset value, end of period                                           $7.04       $6.59     $6.01       $5.80      $5.40
                                                                         -----       -----     -----       -----      -----

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--         $--       $--         $--        $--
Ratio of expenses to average daily net assets(b)                         1.17%       1.18%     1.17%       1.16%      1.14%
Ratio of net investment income (loss) to average daily net assets        2.83%       2.69%     3.29%       4.90%      5.75%
Portfolio turnover rate (excluding short-term securities)                  92%        117%       51%         24%        48%
Total return(c)                                                         10.86%      13.54%     6.72%      10.71%     (4.88%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
43   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Bond Fund (a series of AXP Global Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Bond Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
44   ---   AXP GLOBAL BOND FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Global Bond Fund
Fiscal year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.11803
March 23, 2004                                                           0.04405
June 23, 2004                                                            0.03880
Sept. 23, 2004                                                           0.03849
Total distributions                                                     $0.23937

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.10536
March 23, 2004                                                           0.03080
June 23, 2004                                                            0.02582
Sept. 23, 2004                                                           0.02414
Total distributions                                                     $0.18612

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.10541
March 23, 2004                                                           0.03146
June 23, 2004                                                            0.02558
Sept. 23, 2004                                                           0.02476
Total distributions                                                     $0.18721

--------------------------------------------------------------------------------
45 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
March 23, 2004                                                          $0.05003
June 23, 2004                                                            0.04683
Sept. 23, 2004                                                           0.04649
Total distributions                                                     $0.14335

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 19, 2003                                                           $0.12121
March 23, 2004                                                           0.04687
June 23, 2004                                                            0.04181
Sept. 23, 2004                                                           0.04140
Total distributions                                                     $0.25129

--------------------------------------------------------------------------------
46 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
47 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

                                                 Beginning                   Ending                 Expenses paid
                                               account value              account value           during the period
                                                May 1, 2004               Oct. 31, 2004       May 1, 2004-Oct. 31, 2004
Class A
     Actual(a)                                    $1,000                    $1,074.30                 $6.96(b)
     Hypothetical (5% return before expenses)     $1,000                    $1,018.15                 $6.77(b)
Class B
     Actual(a)                                    $1,000                    $1,070.00                $10.86(c)
     Hypothetical (5% return before expenses)     $1,000                    $1,014.37                $10.57(c)
Class C
     Actual(a)                                    $1,000                    $1,070.40                $10.91(d)
     Hypothetical (5% return before expenses)     $1,000                    $1,014.32                $10.62(d)
Class I
     Actual(a)                                    $1,000                    $1,076.80                 $4.60(e)
     Hypothetical (5% return before expenses)     $1,000                    $1,020.44                 $4.47(e)
Class Y
     Actual(a)                                    $1,000                    $1,076.70                 $6.09(f)
     Hypothetical (5% return before expenses)     $1,000                    $1,019.00                 $5.92(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +7.43% for Class A, +7.00% for Class B, +7.04% for Class C, +7.68% for Class Y and +7.67% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.11%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.12%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
48 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
49 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
50 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
51 -- AXP GLOBAL BOND FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Global
        Technology
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2004

AXP Global Technology Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                       3

Performance Summary                                 4

Questions & Answers
   with Portfolio Management                        5

The Fund's Long-term Performance                   10

Investments in Securities                          12

Financial Statements (Portfolio)                   14

Notes to Financial Statements (Portfolio)          17

Report of Independent Registered
   Public Accounting Firm (Portfolio)              22

Financial Statements (Fund)                        23

Notes to Financial Statements (Fund)               26

Report of Independent Registered
   Public Accounting Firm (Fund)                   36

Fund Expenses Example                              37

Board Members and Officers                         39

Proxy Voting                                       41

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AT OCT. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Nina Hughes                       6/02                        6

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 11/13/96     B: 11/13/96     C: 6/26/00      Y: 11/13/96

Ticker symbols by class
A: AXIAX        B: INVBX        C: AXICX        Y: --

Total net assets             $209.8 million

Number of holdings                       62

STYLE MATRIX

           STYLE
VALUE      BLEND       GROWTH
                         X     LARGE
                         X     MEDIUM  SIZE
                         X     SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Computer software & services 30.9%
Electronics 22.6%
Computer hardware 13.7%
Media 10.8%
Telecom equipment & services 6.5%
Short-term securities* 5.1%
Utilities - telephone 3.6%
Cellular telecommunications 3.0%
Leisure time & entertainment 2.3%
Retail - general 1.5%

* 2.6% of portfolio assets is due to security lending activity. 2.5% of portfolio assets is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Yahoo! (Media)                                                     5.5%
Dell (Computer hardware)                                           5.3
EMC (Computer hardware)                                            3.4
Cisco Systems (Computer hardware)                                  3.4
Juniper Networks (Computer software & services)                    3.2
Samsung Electronics (Electronics)                                  3.1
Macromedia (Computer software & services)                          3.0
Citrix Systems (Computer software & services)                      3.0
Texas Instruments (Electronics)                                    2.7
TIBCO Software (Computer software & services)                      2.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market currency, economic, political and other factors. This Fund is subject to greater volatility than a more broadly invested fund because it is invested in a specific sector.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

               (bar 1)           (bar 2)          (bar 3)
               +6.40%            -2.28%           -3.08%

(bar 1)   AXP Global Technology Fund Class A (excluding sales charge)

(bar 2)   Goldman Sachs Technology Index(R) Composite Index (unmanaged)

(bar 3)   Lipper Science and Technology Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A                Class B                       Class C                Class Y
(Inception dates)               (11/13/96)             (11/13/96)                     (6/26/00)             (11/13/96)
                            NAV(1)    POP(2)      NAV(1)       After CDSC(3)   NAV(1)     After CDSC(4)   NAV(5)    POP(5)
as of Oct. 31, 2004
1 year                      +6.40%    +0.27%      +4.58%          +0.58%        +5.23%        +5.23%      +6.40%   +6.40%
3 years                     +4.58%    +2.53%      +3.57%          +2.63%        +3.79%        +3.79%      +4.58%   +4.58%
5 years                    -10.34%   -11.39%     -11.13%         -11.18%         N/A           N/A       -10.34%  -10.34%
Since inception             +3.41%    +2.65%      +2.55%          +2.55%       -23.12%       -23.12%      +3.41%   +3.41%

as of Sept. 30, 2004
1 year                      +8.39%    +2.13%      +7.25%          +3.25%        +7.25%        +7.25%      +9.03%   +9.03%
3 years                     +5.52%    +3.46%      +4.69%          +3.77%        +4.69%        +4.69%      +5.73%   +5.73%
5 years                     -9.51%   -10.57%     -10.19%         -10.24%         N/A           N/A        -9.40%   -9.40%
Since inception             +2.33%    +1.57%      +1.56%          +1.56%       -25.02%       -25.02%      +2.41%   +2.41%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nina Hughes discusses the Fund's positioning and results for fiscal year 2004. On Sept. 17, 2004, Telis Bersekas, a member of the Fund's portfolio management team, left the firm.

Q: How did AXP Global Technology Fund perform for the 12 months ended Oct. 31, 2004?

A: AXP Global Technology Fund's Class A shares gained 6.40% (excluding sales charge) for the 12 months ended Oct. 31, 2004. This significantly outpaced the Fund's benchmark, the unmanaged Goldman Sachs Technology Index(R) Composite Index (GSTI(R) Composite Index), which fell 2.28%. The Fund also outperformed the Lipper Science and Technology Funds Index, representing the Fund's peer group, which dropped 3.08% during the same period.

Q:  What factors most significantly  affected performance?

A: Despite a period of turmoil within the technology sector, the Fund performed well. The technology sector overall lagged the broader equity market during a fiscal year burdened by slower-than-anticipated economic growth, higher oil prices, cautious capital spending, new accounting and corporate management regulations, a large build-up of inventories and pricing pressures. Several leading technology companies, including Intel and Cisco Systems, reduced corporate earnings estimates.

    We attribute the Fund's strong relative returns primarily to effective stock selection and industry allocation. The Fund also benefited from its multi-cap approach. The flexibility to invest in large-cap, mid-cap and small-cap stocks within the technology sector enabled us to seek the most attractive individual investment regardless of market capitalization. For example, during the spring and summer, when the technology sector faced trouble within the semiconductor and computer software industries, we shifted the portfolio's emphasis to higher quality, large-cap companies.

    Toward the end of the fiscal year, as early signs of seasonal demand and product pricing stability became evident, we reallocated a percentage of assets to mid-cap and small-cap stocks. Throughout, we stayed true to our discipline of seeking companies with attractive risk/reward profiles.

    From a sector perspective, the Fund benefited most from its greater-than-GSTI(R) Composite Index position in Internet companies and its lower-than-GSTI(R) Composite Index exposure to the semiconductor industry.

--------------------------------------------------------------------------------
5   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We attribute the Fund's strong relative returns primarily to effective stock selection and industry allocation. (end callout quote)

    The Fund's biggest contributor to performance for the annual period was Yahoo!, the web portal company, one of the portfolio's largest positions. Yahoo! maintained a reasonable valuation even as its stock price rose over the period based on strong gains in its online guide to Internet navigation and commerce. We added to the Fund's position in this stock when its share price temporarily sold off during the third calendar quarter.

    Another strong performer for the Fund was mid-cap company Trimble Navigation, which makes electronic measuring instruments based on the global positioning system used primarily in agriculture and construction. Trimble's share price rose as the company surpassed market expectations in terms of both production capabilities and earnings. We sold the Fund's position in Trimble during the fiscal year, taking a profit.

    Gateway, a personal computer maker, was a third winner for the Fund during the annual period as it successfully cut expenses and took advantage of new distribution opportunities, such as Best Buy. Gateway saw its earnings per share grow, and it continued to trade at a reasonable valuation.

    The Fund had disappointments as well. Detracting from the Fund's performance during the annual period was Agere Systems, a semiconductor company that recently underwent significant corporate restructuring. NEC, a major customer, delayed shipment of wireless handsets supplied by Agere, thus affecting Agere's quarterly earnings. When Agere did not cut its expenses as much as we thought it should, we sold the Fund's position in this stock.

    Another stock that did not perform well during the period was Quest Software, which provides application and information availability software. Amid legal problems and sales delays, we sold this stock as well.

--------------------------------------------------------------------------------
6   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Questions & Answers

    Secure Computing, a provider of network security solutions such as firewalls and web filters, was another poor performer for the Fund. The stock price of this small-cap company was hurt after it was unable to close some of its government deals during the third quarter. We decided to sell the Fund's position in Secure Computing because the stock price had a solid run, and we no longer felt it was attractive from a risk/reward standpoint.

Changes to Top Ten Holdings

Oct. 31, 2004 compared to Oct. 31, 2003

Company                                          Change in positioning
Yahoo!                                                   New to Top Ten
Dell                                                          Increased
EMC                                                      New to Top Ten
Cisco Systems                                                 Decreased
Juniper Networks                                         New to Top Ten
Samsung Electronics                                      New to Top Ten
Macromedia                                               New to Top Ten
Citrix Systems                                           New to Top Ten
Texas Instruments                                        New to Top Ten
TIBCO Software                                           New to Top Ten

No longer among the Fund's Top Ten Holdings but still in the portfolio at Oct. 31, 2004 were Intel, Microsoft, Nokia ADR and Oracle. Hewlett Packard, Trimble Navigation, NTL and Ascential Software were eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: In the last months of calendar year 2003, we maintained an aggressive stance. This posture enabled the Fund to take advantage of the strong performance of many technology stocks during the fourth quarter, as information technology demand strengthened toward the end of many businesses' fiscal years. In the first months of 2004, we gradually shifted to a more conservative stance since technology sector share prices had already moved sharply higher. We moved to a more defensive posture by further diversifying the Fund into well-established, large-cap industry leaders.

    During the second half of the fiscal year, we shifted industry allocations and capitalization emphasis based on changing issues in the various sub-sectors. For example, we reduced the Fund's exposure to semiconductor stocks early in the third calendar quarter and then later in the quarter began to add to this industry, as we believed the negative sentiment surrounding the semiconductor industry was excessive. We found some attractively priced semiconductor stocks. Toward the end of the fiscal year, we reduced the Fund's exposure to personal computers and computer services stocks.

--------------------------------------------------------------------------------
7   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our flexibility to move between the technology sub-sectors and avoid others completely if conditions warrant can provide a potential competitive advantage over our peers. (end callout quote)

    While this repositioning resulted in a portfolio turnover rate of 349% for the annual period, it also helped Fund performance relative to both its peer group and its benchmark index. During the second half of the fiscal year, we sought to hold stocks with attractive risk/reward profiles for longer periods of time in response to market conditions. This is a strategy we intend to pursue, which may lead to lower portfolio turnover rates.

    Throughout the fiscal year, we sought growth stocks with reasonable valuations using traditional fundamental analysis. From an industry perspective, the Fund held greater-than-GSTI(R) Composite Index positions in Internet and computer software, neutral positions in semiconductors, telecommunications services and equipment, networking and computer services, and lower positions in computer hardware. Our flexibility to move between the technology sub-sectors and avoid others completely if conditions warrant can provide a potential competitive advantage over our peers.

Q:  How do you intend to manage the Fund in the coming months?

A: We believe technology sector could be less volatile in the months ahead than it was for much of 2004. There is data suggesting that:

    o The level of unsold goods in both the wireless telecommunications and semiconductor industries is declining

    o Cost cutting measures are taking effect within many technology companies and

    o Manufacturing levels are down, which may help avoid future inventory build-ups.

    We also expect a modest seasonal uptick in demand for the fourth quarter, especially in the personal computer and wireless areas, as back-to-school spending comes to an end, holiday spending is on the rise and enterprise spending increases as companies complete their budget cycles. Together, these factors bode well for the technology sector ahead.

--------------------------------------------------------------------------------
8   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Questions & Answers

    We also intend to look for indicators that the global economy is continuing to improve, keeping a particularly close watch on developments in Asia and on business and consumer spending trends. A major concern is that historically high oil prices will remain a potentially dampening pressure on consumer demand. Another is that even with the decline in technology sector prices in 2004, some equity valuations have not yet dropped to attractive levels. Thus, we believe that effective stock picking based on value and growth potential will be increasingly important. We are focused on seeking those individual technology companies with the best fundamental prospects at the most reasonable prices.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Global Technology Fund Class A shares (from 12/1/96 to 10/31/04) as compared to the performance of two widely cited performance indices, the Goldman Sachs Technology Index(R) Composite Index (GSTI(R) Composite Index) and the Lipper Science and Technology Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                       Short-term       Long-term
Fiscal year ended          Income     capital gains   capital gains     Total
Oct. 31, 2004                 $--       $    --          $  --        $    --
Oct. 31, 2003                  --            --             --             --
Oct. 31, 2002                  --            --             --             --
Oct. 31, 2001                  --            --             --             --
Oct. 31, 2000                  --        11.14            1.91         13.05*

* 90% of the distribution relates to a return of capital.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

(line chart)

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GLOBAL TECHNOLOGY FUND

AXP Global Technology Fund
  (includes sales charge)           $ 9,425   $ 9,932   $10,198   $21,245   $35,390  $10,766   $ 6,931   $11,574   $12,315
Goldman Sachs Technology
  Index(R) Composite Index(1)       $10,000   $12,358   $15,565   $27,861   $33,687  $14,752   $10,092   $15,091   $14,747
Lipper Science and Technology
  Funds Index(2)                    $10,000   $11,218   $12,057   $23,440   $31,637  $13,177   $ 8,829   $13,191   $12,784
                                    12/1/96    10/97     10/98     10/99     10/00     10/01     10/02    10/03     10/04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                                      Since
                                                                 1 year        3 years        5 years        inception(3)
AXP Global Technology Fund (includes sales charge)
Class A     Cumulative value of $10,000                         $10,027       $10,778         $5,463           $12,315
            Average annual total return                          +0.27%        +2.53%        -11.39%            +2.65%
Goldman Sachs Technology Index(R) Composite Index(1)
            Cumulative value of $10,000                          $9,772        $9,979         $5,292           $14,747
            Average annual total return                          -2.28%        -0.07%        -11.95%            +5.02%
Lipper Science and Technology Funds Index(2)
            Cumulative value of $10,000                          $9,692        $9,703         $5,454           $12,784
            Average annual total return                          -3.08%        -1.00%        -11.42%            +3.15%

Results for other share classes can be found on page 4.

(1) GSTI(R) Composite Index, an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector.

(2) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Nov. 13, 1996. GSTI(R) Composite Index and Lipper Index data is from Dec. 1, 1996.

--------------------------------------------------------------------------------
11   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Investments in Securities

World Technologies Portfolio

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (96.7%)
Issuer                                        Shares               Value(a)

Cellular telecommunications (3.0%)
Nextel Communications Cl A                     29,500(b)           $781,455
Vodafone Group ADR                            167,500(c)          4,319,825
Western Wireless Cl A                          43,400(b)          1,264,676
Total                                                             6,365,956

Computer hardware (14.0%)
Cisco Systems                                 378,400(b)          7,269,064
Dell                                          321,300(b)         11,264,778
EMC                                           565,000(b)          7,271,550
Gateway                                       598,400(b)          3,500,640
Total                                                            29,306,032

Computer software & services (31.4%)
Affiliated Computer Services Cl A              71,600(b)          3,905,780
BEA Systems                                   254,500(b)          2,066,540
Blue Coat Systems                             167,000(b)          2,907,470
Business Objects ADR                          123,500(b,c,d)      3,151,720
Citrix Systems                                262,600(b)          6,336,538
Cognizant Technology
  Solutions Cl A                               59,900(b)          2,036,600
i2 Technologies                             2,820,000(b)          1,974,000
Informatica                                   697,000(b)          5,443,570
Juniper Networks                              261,000(b)          6,945,210
Lexar Media                                   258,500(b)          1,747,460
Macromedia                                    234,500(b)          6,364,330
McDATA Cl A                                   165,700(b)          1,040,596
Microsoft                                      73,300             2,051,667
Ness Technologies                             153,600(b,c)        2,030,592
OPNET Technologies                            100,000(b)            764,500
Oracle                                        169,100(b)          2,140,806
Paychex                                       125,000             4,099,250
Telvent GIT                                    60,000(b,c,d)        553,800
TIBCO Software                                581,000(b)          5,647,320
VERITAS Software                              218,000(b)          4,769,840
Total                                                            65,977,589

Electronics (23.0%)
Amkor Technology                              583,800(b)          2,907,324
Analog Devices                                133,700             5,382,762
ASML Holding                                  150,500(b,c)        2,144,625
Broadcom Cl A                                 132,000(b)          3,570,600
Cypress Semiconductor                         270,500(b)          2,848,365
Genesis Microchip                             191,200(b)          2,709,304
Intel                                         241,000             5,364,660
Marvell Technology Group                       70,700(b,c)        2,019,899
Micron Technology                             158,000(b)          1,924,440
Open Solutions                                 40,000(b)          1,126,600
Samsung Electronics                            16,900(c)          6,638,557
Semtech                                        96,500(b)          2,014,920
Spatialight                                   268,925(b,d)        1,750,702
Taiwan Semiconductor Mfg ADR                  282,000(c)          2,134,740
Texas Instruments                             237,000             5,794,651
Total                                                            48,332,149

Leisure time & entertainment (2.3%)
Gemstar-TV Guide Intl                         856,500(b)          4,924,875

Media (11.0%)
eBay                                           38,300(b)          3,738,463
iVillage                                      550,000(b)          2,818,750
Sirius Satellite Radio                        491,000(b,d)        1,914,900
XM Satellite Radio Holdings Cl A               90,500(b)          2,924,960
Yahoo!                                        322,500(b)         11,671,275
Total                                                            23,068,348

Retail -- general (1.6%)
Best Buy                                       55,500             3,286,710

Telecom equipment & services (6.6%)
CIENA                                         982,000(b)          2,425,540
Corning                                       381,500(b)          4,368,175
JDS Uniphase                                  588,000(b)          1,863,960
Nokia ADR                                     342,300(c)          5,278,266
Total                                                            13,935,941

Utilities -- telephone (3.7%)
AT&T                                          221,400             3,788,154
Verizon Communications                        100,000             3,910,000
Total                                                             7,698,154

Total common stocks
(Cost: $188,394,291)                                           $202,895,754

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Other (--%)
Issuer                                        Shares               Value(a)

UBI Soft Entertainment
  Warrants                                      5,712)(b)            $9,867

Total other
(Cost: $19,674)                                                      $9,867

Short-term securities (5.2%)(e)
Issuer                 Effective              Amount               Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (4.6%)
Federal Home Loan Mtge Corp Disc Nt
  01-04-05                1.86%            $1,800,000            $1,793,792
Federal Natl Mtge Assn Disc Nts
  12-01-04                1.73                500,000               499,207
  12-09-04                1.85              1,600,000             1,596,629
  12-14-04                1.83              1,900,000             1,895,558
  01-05-05                1.86              3,800,000             3,786,688
Total                                                             9,571,874

Commercial paper (0.6%)
CXC LLC
   11-01-04               1.86              1,300,000             1,299,799

Total short-term securities
(Cost: $10,870,776)                                             $10,871,673

Total investments in securities
(Cost: $199,284,741)(f)                                        $213,777,294

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2004, the value of foreign securities represented 13.5% of net assets.

(d) At Oct. 31, 2004, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.6% of net assets. See Note 4 to the financial statements. 2.6% of net assets is the Portfolio's cash equivalent position.

(f) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $203,826,464 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $17,118,597
     Unrealized depreciation                                     (7,167,767)
                                                                 ----------
     Net unrealized appreciation                                $ 9,950,830
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Technologies Portfolio

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $199,284,741)                             $213,777,294
Cash in bank on demand deposit                                      61,278
Dividends and accrued interest receivable                           67,300
Receivable for investment securities sold                        5,707,691
                                                                 ---------
Total assets                                                   219,613,563
                                                               -----------
Liabilities
Payable for investment securities purchased                      4,203,836
Payable upon return of securities loaned (Note 4)                5,466,200
Accrued investment management services fee                           4,117
Other accrued expenses                                              37,160
                                                                    ------
Total liabilities                                                9,711,313
                                                                 ---------
Net assets                                                    $209,902,250
                                                              ============
* Including securities on loan, at value (Note 4)             $  5,043,866
                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Statement of operations
World Technologies Portfolio

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $   477,658
Interest                                                                            72,520
Fee income from securities lending (Note 4)                                         70,311
   Less foreign taxes withheld                                                     (52,232)
                                                                                   -------
Total income                                                                       568,257
                                                                                   -------
Expenses (Note 2):
Investment management services fee                                               1,812,789
Compensation of board members                                                        8,432
Custodian fees                                                                      56,947
Audit fees                                                                          24,000
Other                                                                                9,778
                                                                                     -----
Total expenses                                                                   1,911,946
   Earnings credits on cash balances (Note 2)                                         (394)
                                                                                      ----
Total net expenses                                                               1,911,552
                                                                                 ---------
Investment income (loss) -- net                                                 (1,343,295)
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               14,442,726
   Foreign currency transactions                                                     1,741
                                                                                     -----
Net realized gain (loss) on investments                                         14,444,467
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               53,902
                                                                                    ------
Net gain (loss) on investments and foreign currencies                           14,498,369
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $13,155,074
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
World Technologies Portfolio

Year ended Oct. 31,                                                                2004            2003
Operations
Investment income (loss) -- net                                               $ (1,343,295)   $   (571,018)
Net realized gain (loss) on investments                                         14,444,467      64,893,772
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               53,902      18,832,116
                                                                                    ------      ----------
Net increase (decrease) in net assets resulting from operations                 13,155,074      83,154,870
                                                                                ----------      ----------
Proceeds from contributions                                                      8,830,768      22,782,493
Fair value of withdrawals                                                      (26,055,794)    (12,875,419)
                                                                               -----------     -----------
Net contributions (withdrawals) from partners                                  (17,225,026)      9,907,074
                                                                               -----------       ---------
Total increase (decrease) in net assets                                         (4,069,952)     93,061,944
Net assets at beginning of year                                                213,972,202     120,910,258
                                                                               -----------     -----------
Net assets at end of year                                                     $209,902,250    $213,972,202
                                                                              ============    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

World Technologies Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests in equity securities of companies in the information technology industry throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. In certain circumstances, the Board may approve a change in the index. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.72% to 0.595% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the AXP Global Technology Fund to the Lipper Science and Technology Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $234,130 for the year ended Oct. 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended Oct. 31, 2004, the Portfolio's custodian fees were reduced by $394 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $744,408,128 and $760,179,507, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $97,718 for the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $5,043,866 were on loan to brokers. For collateral, the Portfolio received $5,466,200 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $70,311 for the year ended Oct. 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                              2004         2003         2002          2001         2000
Ratio of expenses to average daily net assets(a)                           .87%         .84%         .77%          .75%         .74%
Ratio of net investment income (loss) to average daily net assets         (.61%)       (.37%)       (.51%)        (.11%)        .10%
Portfolio turnover rate (excluding short-term securities)                  349%         546%         391%          233%         116%
Total return(b)                                                           6.91%       68.97%      (34.78%)      (69.21%)      66.70%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Technologies Portfolio (a series of World Trust) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004 and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Technologies Portfolio as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
22   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Technology Fund

Oct. 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                              $ 209,871,332
Capital shares receivable                                                                                            12,192
                                                                                                                     ------
Total assets                                                                                                    209,883,524
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               33,608
Accrued distribution fee                                                                                              2,718
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           2,453
Accrued administrative services fee                                                                                     343
Other accrued expenses                                                                                               58,127
                                                                                                                     ------
Total liabilities                                                                                                    97,250
                                                                                                                     ------
Net assets applicable to outstanding capital stock                                                            $ 209,786,274
                                                                                                              =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $   1,196,325
Additional paid-in capital                                                                                      605,935,093
Accumulated net realized gain (loss) (Note 5)                                                                  (411,835,622)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            14,490,478
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                      $ 209,786,274
                                                                                                              =============
Net assets applicable to outstanding shares:                Class A                                           $ 146,065,605
                                                            Class B                                           $  59,344,328
                                                            Class C                                           $   3,952,783
                                                            Class I                                           $      10,781
                                                            Class Y                                           $     412,777
Net asset value per share of outstanding capital stock:     Class A shares             79,952,878             $        1.83
                                                            Class B shares             36,990,705             $        1.60
                                                            Class C shares              2,457,559             $        1.61
                                                            Class I shares                  5,882             $        1.83
                                                            Class Y shares                225,433             $        1.83
                                                                                          -------             -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Global Technology Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $   477,593
Interest                                                                            72,510
Fee income from securities lending                                                  70,301
   Less foreign taxes withheld                                                     (52,225)
                                                                                   -------
Total income                                                                       568,179
                                                                                   -------
Expenses (Note 2):
Expenses allocated from Portfolio                                                1,911,292
Distribution fee
   Class A                                                                         375,071
   Class B                                                                         644,615
   Class C                                                                          42,622
Transfer agency fee                                                                922,371
Incremental transfer agency fee
   Class A                                                                          68,804
   Class B                                                                          52,205
   Class C                                                                           1,989
Service fee -- Class Y                                                                 361
Administrative services fees and expenses                                          131,702
Compensation of board members                                                        7,715
Printing and postage                                                               132,897
Registration fees                                                                   54,656
Audit fees                                                                           8,000
Other                                                                                5,067
                                                                                     -----
Total expenses                                                                   4,359,367
   Earnings credits on cash balances (Note 2)                                       (2,473)
                                                                                    ------
Total net expenses                                                               4,356,894
                                                                                 ---------
Investment income (loss) -- net                                                 (3,788,715)
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                        14,440,716
   Foreign currency transactions                                                     1,741
                                                                                     -----
Net realized gain (loss) on investments                                         14,442,457
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               53,737
                                                                                    ------
Net gain (loss) on investments and foreign currencies                           14,496,194
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $10,707,479
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Global Technology Fund

Year ended Oct. 31,                                                                2004            2003
Operations
Investment income (loss) -- net                                               $ (3,788,715)   $ (2,685,295)
Net realized gain (loss) on investments                                         14,442,457      64,884,382
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               53,737      18,829,617
                                                                                    ------      ----------
Net increase (decrease) in net assets resulting from operations                 10,707,479      81,028,704
                                                                                ----------      ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                      32,538,914      40,338,279
   Class B shares                                                                8,831,756      11,875,873
   Class C shares                                                                1,113,196       1,324,959
   Class I shares                                                                   10,000              --
   Class Y shares                                                                  361,012         138,070
Payments for redemptions
   Class A shares                                                              (39,802,082)    (30,612,393)
   Class B shares (Note 2)                                                     (16,473,859)    (10,091,766)
   Class C shares (Note 2)                                                      (1,305,583)       (704,810)
   Class Y shares                                                                 (191,700)        (29,506)
                                                                                  --------         -------
Increase (decrease) in net assets from capital share transactions              (14,918,346)     12,238,706
                                                                               -----------      ----------
Total increase (decrease) in net assets                                         (4,210,867)     93,267,410
Net assets at beginning of year                                                213,997,141     120,729,731
                                                                               -----------     -----------
Net assets at end of year                                                     $209,786,274    $213,997,141
                                                                              ============    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Global Technology Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Global Technology Fund (a series of AXP Global Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, AEFC owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio

The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests in equity securities of companies in the information technology industry throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

--------------------------------------------------------------------------------
26   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are values at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,640,017 and accumulated net realized loss has been decreased by $187,307 resulting in a net reclassification adjustment to decrease paid-in capital by $3,827,324.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2004              2003
Class A
Distributions paid from:
      Ordinary income                             $--               $--
      Long-term capital gain                       --                --
Class B
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --
Class C
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --
Class I*
Distributions paid from:
      Ordinary income                              --               N/A
      Long-term capital gain                       --               N/A
Class Y
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --

* Inception date was July 15, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                             $          --
Accumulated long-term gain (loss)                         $(407,294,569)
Unrealized appreciation (depreciation)                    $   9,949,425

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
28   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $492,415 for Class A, $96,966 for Class B and $2,363 for Class C for the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
29   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Under an agreement which was effective until May 31, 2004, net expenses would not exceed 1.99% for Class A, 2.75% for Class B, 2.75% for Class C and 1.82% for Class Y of the Fund's average daily net assets. Beginning June 1, 2004, AEFC and it affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.82% for Class A, 2.59% for Class B, 2.59% for Class C, 1.13% for Class I and 1.63% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2004, the Fund's transfer agency fees were reduced by $2,473 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2004
                                              Class A           Class B      Class C     Class I*     Class Y
Sold                                       18,015,801         5,496,488      686,163        5,882     199,393
Issued for reinvested distributions                --                --           --           --          --
Redeemed                                  (22,398,814)      (10,688,097)    (844,370)          --    (106,886)
                                          -----------       -----------     --------        -----    --------
Net increase (decrease)                    (4,383,013)       (5,191,609)    (158,207)       5,882      92,507
                                           ----------        ----------     --------        -----      ------

* Inception date was July 15, 2004.

                                                                    Year ended Oct. 31, 2003
                                              Class A           Class B      Class C      Class I     Class Y
Sold                                       29,664,616         9,892,297    1,093,757          N/A      97,979
Issued for reinvested distributions                --                --           --          N/A          --
Redeemed                                  (23,738,698)       (8,875,386)    (608,977)         N/A     (21,555)
                                          -----------        ----------     --------        -----     -------
Net increase (decrease)                     5,925,918         1,016,911      484,780          N/A      76,424
                                            ---------         ---------      -------        -----      ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to the agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
30   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $407,294,569 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                               2009                   2010
                           $325,995,342            $81,299,227

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004         2003        2002         2001          2000
Net asset value, beginning of period                                   $1.72        $1.03       $1.60       $ 5.26       $ 11.27
                                                                       -----        -----       -----       ------       -------
Income from investment operations:
Net investment income (loss)                                            (.03)        (.02)       (.03)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                        .14          .71        (.54)       (3.64)         7.05
                                                                       -----        -----       -----       ------       -------
Total from investment operations                                         .11          .69        (.57)       (3.66)         7.04
                                                                       -----        -----       -----       ------       -------
Less distributions:
Distributions from realized gains                                         --           --          --           --         (1.29)
Tax return of capital                                                     --           --          --           --        (11.76)(b)
                                                                       -----        -----       -----       ------       -------
Total distributions                                                       --           --          --           --        (13.05)
                                                                       -----        -----       -----       ------       -------
Net asset value, end of period                                         $1.83        $1.72       $1.03       $ 1.60       $  5.26
                                                                       -----        -----       -----       ------       -------

Ratios/supplemental data
Net assets, end of period (in thousands)                            $146,066     $145,382     $80,831     $146,139      $319,164
Ratio of expenses to average daily net assets(c)                       1.74%        1.94%       1.91%        1.63%         1.24%(d)
Ratio of net investment income (loss) to average daily net assets     (1.48%)      (1.47%)     (1.65%)       (.99%)        (.38%)
Portfolio turnover rate (excluding short-term securities)               349%         546%        391%         233%          116%
Total return(e)                                                        6.40%       66.99%     (35.62%)     (69.58%)       66.58%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  A distibution payable to a single corporate shareholder.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.45% for the period ended Oct. 31, 2000.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004         2003        2002         2001          2000
Net asset value, beginning of period                                   $1.53        $ .92       $1.44       $ 4.77       $ 11.02
                                                                       -----        -----       -----       ------       -------
Income from investment operations:
Net investment income (loss)                                            (.04)        (.03)       (.04)        (.04)         (.04)
Net gains (losses) (both realized and unrealized)                        .11          .64        (.48)       (3.29)         6.84
                                                                       -----        -----       -----       ------       -------
Total from investment operations                                         .07          .61        (.52)       (3.33)         6.80
                                                                       -----        -----       -----       ------       -------
Less distributions:
Distributions from realized gains                                         --           --          --           --         (1.29)
Tax return of capital                                                     --           --          --           --        (11.76)(b)
                                                                       -----        -----       -----       ------       -------
Total distributions                                                       --           --          --           --        (13.05)
                                                                       -----        -----       -----       ------       -------
Net asset value, end of period                                         $1.60        $1.53       $ .92       $ 1.44       $  4.77
                                                                       -----        -----       -----       ------       -------
Ratios/supplemental data
Net assets, end of period (in thousands)                             $59,344      $64,387     $37,877      $67,425      $138,545
Ratio of expenses to average daily net assets(c)                       2.52%        2.75%       2.71%        2.42%         2.01%(d)
Ratio of net investment income (loss) to average daily net assets     (2.26%)      (2.27%)     (2.45%)      (1.78%)       (1.16%)
Portfolio turnover rate (excluding short-term securities)               349%         546%        391%         233%          116%
Total return(e)                                                        4.58%       66.30%     (36.11%)     (69.81%)       65.25%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  A distibution payable to a single corporate shareholder.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.26% for the period ended Oct. 31, 2000.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2004         2003        2002         2001       2000(b)
Net asset value, beginning of period                                   $1.53        $ .92       $1.44       $ 4.77      $5.05
                                                                       -----        -----       -----       ------      -----
Income from investment operations:
Net investment income (loss)                                            (.04)        (.03)       (.04)        (.04)      (.01)
Net gains (losses) (both realized and unrealized)                        .12          .64        (.48)       (3.29)      (.27)
                                                                       -----        -----       -----       ------      -----
Total from investment operations                                         .08          .61        (.52)       (3.33)      (.28)
                                                                       -----        -----       -----       ------      -----
Net asset value, end of period                                         $1.61        $1.53   $  .92          $ 1.44      $4.77
                                                                       -----        -----       -----       ------      -----
Ratios/supplemental data
Net assets, end of period (in thousands)                              $3,953       $4,000      $1,964       $4,069     $3,298
Ratio of expenses to average daily net assets(c)                       2.49%        2.72%       2.69%        2.42%      2.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets     (2.23%)      (2.26%)     (2.39%)      (1.84%)    (1.17%)(d)
Portfolio turnover rate (excluding short-term securities)               349%         546%        391%         233%       116%
Total return(f)                                                        5.23%       66.30%     (36.11%)     (69.81%)    (5.54%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended Oct. 31, 2000.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2004(b)
Net asset value, beginning of period                                  $1.70
                                                                      -----
Income from investment operations:
Net investment income (loss)                                           (.02)
Net gains (losses) (both realized and unrealized)                       .15
                                                                      -----
Total from investment operations                                        .13
                                                                      -----
Net asset value, end of period                                        $1.83
                                                                      -----
Ratios/supplemental data
Net assets, end of period (in thousands)                                $11
Ratio of expenses to average daily net assets(c)                      1.03%(d)
Ratio of net investment income (loss) to average daily net assets     (.73%)(d)
Portfolio turnover rate (excluding short-term securities)              349%
Total return(e)                                                       7.65%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2004         2003        2002         2001          2000
Net asset value, beginning of period                                  $1.72        $1.03       $1.60       $ 5.25       $ 11.27
                                                                      -----        -----       -----       ------       -------
Income from investment operations:
Net investment income (loss)                                           (.02)        (.02)       (.03)        (.02)           --
Net gains (losses) (both realized and unrealized)                       .13          .71        (.54)       (3.63)         7.03
                                                                      -----        -----       -----       ------       -------
Total from investment operations                                        .11          .69        (.57)       (3.65)         7.03
                                                                      -----        -----       -----       ------       -------
Less distributions:
Distributions from realized gains                                        --           --          --           --         (1.29)
Tax return of capital                                                    --           --          --           --        (11.76)(b)
                                                                      -----        -----       -----       ------       -------
Total distributions                                                      --           --          --           --        (13.05)
                                                                      -----        -----       -----       ------       -------
Net asset value, end of period                                        $1.83        $1.72       $1.03       $ 1.60       $  5.25
                                                                      -----        -----       -----       ------       -------
Ratios/supplemental data
Net assets, end of period (in thousands)                               $413         $229         $58          $57           $88
Ratio of expenses to average daily net assets(c)                      1.55%        1.69%       1.72%        1.49%          .94%(d)
Ratio of net investment income (loss) to average daily net assets    (1.28%)      (1.25%)     (1.61%)       (.89%)        (.80%)
Portfolio turnover rate (excluding short-term securities)              349%         546%        391%         233%          116%
Total return(e)                                                       6.40%       66.99%     (35.63%)     (69.52%)       66.27%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  A distibution payable to a single corporate shareholder.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.19% for the period ended Oct. 31, 2000.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Technology Fund (a series of AXP Global Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Technology Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
36   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
37   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

                                                         Beginning                  Ending                  Expenses paid
                                                       account value             account value            during the period
                                                        May 1, 2004              Oct. 31, 2004        May 1, 2004-Oct. 31, 2004
Class A
  Actual(a)                                               $1,000                   $1,057.80                  $9.06(b)
  Hypothetical (5% return before expenses)                $1,000                   $1,016.06                  $8.87(b)
Class B
  Actual(a)                                               $1,000                   $1,045.80                 $12.97(c)
  Hypothetical (5% return before expenses)                $1,000                   $1,012.18                 $12.76(c)
Class C
  Actual(a)                                               $1,000                   $1,052.30                 $12.91(d)
  Hypothetical (5% return before expenses)                $1,000                   $1,012.28                 $12.66(d)
Class I
  Actual(a)                                               $1,000                      N/A                        N/A
  Hypothetical (5% return before expenses)                $1,000                      N/A                        N/A
Class Y
  Actual(a)                                               $1,000                   $1,057.80                  $7.98(f)
  Hypothetical (5% return before expenses)                $1,000                   $1,017.11                  $7.82(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +5.78% for Class A, +4.58% for Class B, +5.23% for Class C and +5.78% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.55%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.53%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was July 15, 2004.

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
38   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
39   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
40   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
41   --   AXP GLOBAL TECHNOLOGY FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
         Global Balanced
                  Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2004

AXP Threadneedle Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          12

Investments in Securities                 14

Financial Statements                      20

Notes to Financial Statements             23

Report of Independent Registered
   Public Accounting Firm                 34

Federal Income Tax Information            35

Fund Expenses Example                     36

Board Members and Officers                38

Proxy Voting                              40

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Fund Snapshot AT OCT. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry

Equity
Alex Lyle*                       10/03                       24
Stephen Thornber*                10/03                       17

Fixed Income
Nic Pifer, CFA**                  2/03                       14

 * The Fund is managed by a team led by Alex Lyle and Stephen Thornber in London.

** The Fund is managed by a team led by Nic Pifer in Minneapolis.

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates by class
A: 11/13/96          B: 11/13/96    C: 6/26/00       Y: 11/13/96

Ticker symbols by class
A: IDGAX             B: IGBBX       C: --            Y: AGBYX

Total net assets                                         $100.0 million

Number of holdings                                                  152

STYLE MATRIX

Equities

           STYLE
VALUE      BLEND       GROWTH
             X                 LARGE
             X                 MEDIUM  SIZE
             X                 SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

Bonds

         DURATION
SHORT      INT       LONG
                      X   HIGH
                      X   MEDIUM  QUALITY
                          LOW

TOP TEN HOLDINGS

Percentage of portfolio assets

Oesterreich Kontrollbank (Austria)
   1.80% 2010                                                      3.5%
Buoni Poliennali Del Tes (Italy)
   4.25% 2009                                                      3.2
Govt of France (France)
   5.50% 2010                                                      2.6
Bundesrepublik Deutschland (Germany)
   5.25% 2008                                                      1.8
Citigroup (United States)                                          1.7
Microsoft (United States)                                          1.6
Federal Natl Mtge Assn (United States)
   6.00% 2011                                                      1.5
Bundesrepublik Deutschland (Germany)
   6.50% 2027                                                      1.5
Total (France)                                                     1.5
Home Depot (United States)                                         1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

           (bar 1)          (bar 2)           (bar 3)          (bar 4)
           +11.62%          +14.03%           +10.72%          +10.39%

(bar 1)   AXP Threadneedle Global Balanced Fund Class A (excluding sales charge)

(bar 2) Morgan Stanley Capital International (MSCI) All Country World Free Index (unmanaged)

(bar 3)   Citigroup World Government Bond Index (unmanaged)

(bar 4)   Lipper Global Flexible Funds Index

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                Class B                     Class C                Class Y
(Inception dates)                 (11/13/96)             (11/13/96)                   (6/26/00)             (11/13/96)
                              NAV(1)     POP(2)      NAV(1)   After CDSC(3)    NAV(1)     After CDSC(4)   NAV(5)    POP(5)
as of Oct. 31, 2004
1 year                       +11.62%     +5.19%     +10.75%      +6.75%       +10.56%        +10.56%     +11.74%   +11.74%
3 years                       +5.71%     +3.64%      +4.87%      +3.96%        +4.85%         +4.85%      +5.84%    +5.84%
5 years                       -0.77%     -1.94%      -1.51%      -1.68%           N/A          N/A        -0.57%    -0.57%
Since inception               +3.72%     +2.95%      +2.93%      +2.93%        -3.47%         -3.47%      +3.92%    +3.92%

as of Sept. 30, 2004
1 year                       +11.71%     +5.28%     +10.60%      +6.60%       +10.86%        +10.86%     +11.61%   +11.61%
3 years                       +5.62%     +3.55%      +4.78%      +3.86%        +4.83%         +4.83%      +5.77%    +5.77%
5 years                       -0.54%     -1.71%      -1.32%      -1.49%           N/A          N/A        -0.37%    -0.37%
Since inception               +3.40%     +2.63%      +2.60%      +2.60%        -4.12%         -4.12%      +3.58%    +3.58%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP Threadneedle Global Balanced Fund's portfolio management team, Alex Lyle and Stephen Thornber of Threadneedle International Limited (Threadneedle), discuss the Fund's positioning and results for fiscal year 2004. Threadneedle, an indirect wholly owned subsidiary of American Express Financial Corporation, acts as the subadviser to the Fund. Alex Lyle manages asset allocation. Stephen Thornber manages the equity portion. Nic Pifer manages the fixed-income portion.

Q: How did AXP Threadneedle Global Balanced Fund perform for the 12 months ended Oct. 31, 2004?

A: AXP Threadneedle Global Balanced Fund's Class A shares gained 11.62% (excluding sales charge) for the 12 months ended Oct. 31, 2004. This lagged the Fund's benchmark, the unmanaged MSCI All Country World Free Index, which posted a total return of 14.03%. However, the Fund outperformed the Lipper Global Flexible Funds Index, representing the Fund's peer group, which posted a 10.39% total return over the same period. The Citigroup World Government Bond Index (Citigroup Index) returned 10.72% for the same period.

Q:   What factors most significantly affected equity performance?

A: A weakening U.S. dollar versus other world currencies helped performance during the annual period overall for both the equity and fixed income portions of the Fund. On a trade-weighted basis, the U.S. dollar declined 6.7% over the 12 months ended Oct. 31, 2004. As the value of the U.S. dollar declines, the currency value of foreign investments typically improves and vice versa.

     Within the equity portion of the Fund, we made several changes when we took over management in late October 2003. The Fund's underperformance of the MSCI All Country World Free Index can be attributed primarily to this restructuring process that took place during the first month or so of the 2004 fiscal year. However, for most of the remaining annual period, these changes paid off, as evidenced by the Fund's outperformance of the Lipper Global Flexible Funds Index. Overall, country selection, asset allocation, sector allocation, and individual stock selection proved effective.

--------------------------------------------------------------------------------
5   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Questions & Answers

Regional and Sector Positioning

     Early in our restructuring process, we reduced the Fund's equity position in the United States, added more emerging markets stocks, and added slightly to its continental European exposure. Each of these strategies worked well for the Fund. For the fiscal year as a whole:

     o The U.S. equity market underperformed European equities and emerging markets.

     o    Emerging   equity   markets  of  Latin  America  and  Asia   performed
          particularly well.

     o In Latin America, the Fund benefited most from its exposure to the materials sector, including iron ore, pulp, and paper stocks.

     o In Asia, the Fund benefited most from holdings in Hong Kong property and retail stocks. During the first calendar quarter, we increased the Fund's position in Japan, which worked well until June, but then hurt results after that.

     o Our position in the United Kingdom also detracted, as the British pound sterling proved to be a stronger currency than anticipated.

ASSET ALLOCATION & SECTOR COMPOSITION

At Oct. 31, 2004

Percentage of portfolio assets

(pie chart)

Stocks 66.5%
Financials 13.6%
Consumer discretionary 10.2%
Industrials 9.1%
Information technology 7.3%
Health care 7.1%
Energy 5.7%
Consumer staples 4.6%
Telecommunications 3.9%
Materials 2.6%
Utilities 2.4%

Bonds 30.8%
Foreign government bonds 27.4%
U.S. government obligations & agencies 3.4%

Cash equivalents 2.7%
Short-term securities 2.7%

--------------------------------------------------------------------------------
6   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Overall, country selection, asset allocation, sector allocation, and individual stock selection proved effective. (end callout quote)

     -- Stephen Thornber

     Our reduction of the Fund's substantial large-cap stock focus and addition of more mid-cap stocks early in the fiscal year also benefited its relative annual performance. As anticipated, mid-cap stocks benefited more than large company stocks as the global economy grew.

     From a sector perspective, the Fund benefited from successfully avoiding significant exposure to information technology hardware, consumer staples, and large-cap pharmaceuticals, each of which lagged during the fiscal year. The Fund's positions in the strongly-performing information technology software, energy, and materials sectors also boosted the portfolio's relative results. So, too, did a timely reduction in the Fund's exposure to the industrials sector during the first calendar quarter. On the other hand, our position in the strongly-performing utilities sector detracted from the Fund's relative performance.

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 32.5%
Germany 9.0%
Japan 8.7%
United Kingdom 7.6%
Italy 7.1%
France 6.5%
Switzerland 4.0%
Austria 3.5%
Canada 3.2%
Hong Kong 2.3%
Greece 2.2%
Bermuda 2.1%
Brazil 1.9%
South Korea 1.5%
Netherlands 1.2%
Denmark 1.1%
Other* 5.6%

* Includes Australia, India, Indonesia, Ireland, Israel, Luxembourg, Mexico, Norway, Singapore, Supra-National, Sweden and Taiwan.

Supra-National is any entity that is owned by multiple national governments, such as the European Investment Bank (EIB) that is owned by all the member states in the European Union. Generally speaking, supra-nationals have very high credit ratings, especially those where the main shareholders are national governments of highly rated, developed countries.

--------------------------------------------------------------------------------
7   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We had positioned the Fund in anticipation of a narowning of the difference in interest rates between short and long-term fixed-income securities. (end callout quote)

     -- Nic Pifer

Stock Selection

     Stock selection was another key contributor to performance. U.S. information technology software company Adobe Systems and home improvement retailer Home Depot, both among the Fund's larger holdings, each performed well. Other strong performers during the annual period included Hong Kong retailer Esprit; one of the few utilities in the portfolio, Duke Energy; and Swiss manufacturer of orthodontic implants Nobel Biocare.

     Of course, there were disappointments as well. These included U.S. consulting firm Accenture, Israeli Internet security and software company Check Point Software Technologies. We continue to believe in the fundamental prospects of these firms and thus maintained holdings in these stocks, even adding to the Fund's position in Accenture.

Q:   What factors most significantly affected fixed-income performance?

Currency

     The Fund's strong annual performance reflected effective currency positioning, country allocation, and positioning. The Fund maintained higher-than-Citigroup World Government Bond Index positions in the euro, several other European currencies, and the "dollar-bloc" currencies of Canada, Australia. Each of these currencies outperformed both the U.S. dollar and the Japanese yen.

     Within countries, the Fund held only a small position in Japanese bonds throughout the fiscal year, a less than market weighting in U.S. bonds, and a higher than Citigroup World Government Bond Index position in core European bonds. This strategy worked well, as the Japanese fixed income market underperformed other major bond markets for the annual period, and the core European fixed income markets performed well relative to both the United States and Japan.

--------------------------------------------------------------------------------
8   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Questions & Answers

Interest rates

    We had positioned the Fund in anticipation of a narrowing of the difference in interest rates between short and long-term fixed-income securities (the yield curve). We believed that short-term bond yields would rise faster than long-term bond yields when the Federal Reserve Board (the Fed) started to tighten monetary policy. In contrast, we had positioned for a steeper yield curve in Japan. Both strategies proved successful overall, especially our U.S. yield curve position, as the Fed made the first of this cycle's interest rate hikes on June 30, 2004 and raised rates again on August 10 and September 21.

Duration management

    The Fund's duration management produced mixed results for the annual period. During the first half of the fiscal year, the Fund's duration positioning proved to be a positive contributor to relative results. We kept the Fund's duration, a principal measure of interest rate risk, fairly neutral at the start of the fiscal year, as global bond yields moved lower. We then began moving to a shorter duration in January and February 2004, and did so even more in March. This defensive stance detracted from the Fund's relative returns when the global bond markets rallied from mid-June through the end of the annual period.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: Beyond the restructuring changes made early in the fiscal year to the Fund's equity component as described above, our strategy was to opportunistically add to certain stock positions when they were down. Overall, this strategy worked well. Toward the end of the fiscal year, we began to reduce the Fund's exposure to emerging markets equities and to increase its equity position in Japan. We believe that interest rates will continue to rise in the United States, and the emerging markets tend to be more sensitive to U.S. interest rates than the developed markets. Furthermore, after strong performance over the past fiscal year, we feel the emerging markets now have limited upside potential. As for Japan, we believe its economy is showing signs of a cyclical recovery that has yet to be priced into its equity market.

    The fixed income portion of the Fund invests primarily in government bonds and high-quality substitutes, such as agency issues and other national issues. During the annual period, we shortened the Fund's duration.

--------------------------------------------------------------------------------
9   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Questions & Answers

The U.S. Dollar

     In both bonds and stocks, we decreased the Fund's exposure to the U.S. dollar during the fiscal year. The Fund began the period with a strong exposure to European currencies and to the three "dollar-bloc" currencies, a low exposure to the Japanese yen, and a slightly lower-than-Citigroup Index position in the U.S. dollar. We expected the U.S. dollar to continue its decline compared to other currencies. Thus, we viewed the U.S. dollar's rebound in April and May 2004 as an opportunity to move to an even lower position in the U.S. currency and to reallocate the exposure primarily to the euro but also to the "dollar bloc" currencies.

Q:   How do you intend to manage the Fund in the coming months?

A:   We are optimistic for the global equity markets for several reasons:

     o First, with the resolution of the U.S. presidential election, a great deal of uncertainty has been taken out of the equity markets globally.

     o Second, we believe the U.S. dollar will continue its decline, especially given the rising U.S. current account deficit. While this is positive for the international equity markets, it also means that we intend to maintain the Fund's lower exposure to the U.S. equity market.

     o Third, we believe global economic growth may continue at an above-trend pace, especially in China and Japan. We believe this should drive strong corporate earnings ahead, particularly in the materials sector.

     o Finally, equity valuations generally remain attractive, especially outside of the U.S. We continue to look with some interest at property stocks in Hong Kong, which have been benefiting from the dramatic emergence of Asian consumers and an economic recovery.

     We temper this generally bullish view with a concern that U.S. interest rates may rise to the point that they impact Latin American equities. Also, equity markets may feel some downward pressure where economic growth is more sluggish, such as in the U.K. and continental Europe. Also, looking ahead, we believe there will be increased sector polarization from a valuation perspective. Thus, we believe sector selection will be a key driver of portfolio performance in the months ahead.

     While we believe that mid-cap stocks may well continue to outperform large-cap stocks in the near term, we intend to maintain our dynamic investing style, selecting what we believe are the best stocks regardless of growth or value slant and regardless of market capitalization.

--------------------------------------------------------------------------------
10   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Questions & Answers

Fixed-Income

    We intend to maintain a somewhat defensive position with respect to interest rate risk exposure. Specifically, we expect to keep the Fund's duration short given our view that the U.S. economy in particular is growing at an above-trend pace. In our view, the Fed is likely to continue raising the targeted federal funds rate into 2005 until it is back to more historically neutral levels. We also expect the Bank of Canada, which just started its tightening monetary cycle in September 2004, to continue raising interest rates for some time.

    On the other hand, the tightening monetary cycles of the Bank of England, the Reserve Bank of Australia, and the Reserve Bank of New Zealand may soon be coming to an end. These central banks had started their tightening cycles well ahead of the Fed and had never lowered interest rates as significantly as the U.S. Economic news from the Eurozone has surprised on the weak side, and so the European Central Bank may wait before beginning to raise interest rates until mid-2005, and we believe the Bank of Japan is still more than a year away from changing its interest rates from their current 0% level.

    Overall, the strength of the global economy in the coming months remains uncertain given both the mix of central bank actions and still high oil prices. We expect global bond yields to move higher, but modestly so. Thus, from a country perspective, we continue to favor European bonds, though we may seek to reduce this allocation a bit in favor of bonds from the United Kingdom, Australia, and New Zealand.

Currency

    As for currency exposure, we intend to maintain the Fund's lower-than-Citigroup World Government Bond Index position in the U.S. dollar in the coming months, and thus a weaker U.S. dollar should benefit the Fund. At the same time, however, we do not expect the Fund to experience the same sort of a boost from currency moves that it has seen since 2002, simply because the dollar is no longer as overvalued as it was in early 2002. Should the U.S. dollar indeed weaken in line with our expectations, then we may reassess the risk/reward profile of the Fund's U.S. dollar position. As always, we remain focused on careful security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------
11   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Threadneedle Global Balanced Fund Class A shares (from 12/1/96 to 10/31/04) as compared to the performance of three widely cited performance indices, MSCI All Country World Free Index, Citigroup World Government Bond Index and the The Lipper Global Flexible Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                Class A
                                      Short-term       Long-term
Fiscal year ended        Income      capital gains   capital gains      Total
Oct. 31, 2004             $0.03           $ --          $ --            $0.03
Oct. 31, 2003              0.04             --            --             0.04
Oct. 31, 2002              0.02             --            --             0.02
Oct. 31, 2001              0.03           0.22          0.29             0.54
Oct. 31, 2000              0.03           0.30          0.21             0.54

--------------------------------------------------------------------------------
12   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

(line chart)
                      VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP THREADNEEDLE GLOBAL BALANCED FUND

AXP Threadneedle Global Balanced Fund
  (includes sales charge)                   $ 9,425  $10,188   $11,310   $13,103   $13,446   $10,672   $ 9,660   $11,294  $12,606
MSCI All Country World Free Index(1)        $10,000  $11,018   $12,454   $15,694   $15,820   $11,841   $10,234   $12,818  $14,617
Citigroup World Government Bond Index(2)    $10,000  $10,128   $11,399   $11,119   $10,554   $11,492   $12,544   $14,335  $15,871
Lipper Global Flexible Funds Index(3)       $10,000  $11,100   $11,441   $13,557   $14,763   $12,758   $11,906   $14,369  $15,862
                                               '96     '97       '98       '99       '00       '01        '02       '03     '04

COMPARATIVE RESULTS                                                                                              Since
Results as of Oct. 31, 2004                                         1 year       3 years        5 years      inception(4)

AXP Threadneedle Global Balanced Fund (includes sales charge)
Class A    Cumulative value of $10,000                             $10,519       $11,132         $9,067        $12,606
           Average annual total return                              +5.19%        +3.64%         -1.94%         +2.95%
MSCI All Country World Free Index(1)
           Cumulative value of $10,000                             $11,403       $12,343         $9,315        $14,617
           Average annual total return                             +14.03%        +7.27%         -1.41%         +4.91%
Citigroup World Government Bond Index(2)
           Cumulative value of $10,000                             $11,072       $13,810        $14,276        $15,871
           Average annual total return                             +10.72%       +11.36%         +7.38%         +6.01%
Lipper Global Flexible Funds Index(3)
           Cumulative value of $10,000                             $11,039       $12,433        $11,700        $15,862
           Average annual total return                             +10.39%        +7.53%         +3.19%         +6.00%

Results for other share classes can be found on page 4.

(1) MSCI All Country World Free Index, an unmanaged index of equity securities, is compiled from a composite of securities markets of 47 countries, including Canada, the United States, and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Global Flexible Funds Index includes the 10 largest global flexible (balanced) funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from Nov. 13, 1996. MSCI All Country World Free Index, Citigroup World Government Bond Index and Lipper Index group data is from Dec. 1, 1996.

--------------------------------------------------------------------------------
13   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Threadneedle Global Balanced Fund

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (65.1%)(c)
Issuer                                              Shares         Value(a)

Bermuda (2.0%)

Insurance (1.2%)
PartnerRe                                           11,848         $688,962
RenaissanceRe Holdings                              12,604          590,119
Total                                                             1,279,081

Multi-industry (0.8%)
Accenture Cl A                                      31,365(b)       759,347

Brazil (1.8%)

Metals (0.7%)
Cia Vale do Rio Doce ADR                            39,942          726,945

Paper & packaging (0.5%)
Aracruz Celulose ADR                                16,255          547,468

Utilities -- telephone (0.6%)
Brasil Telecom Participacoes ADR                    18,720          573,955

Canada (1.4%)

Banks and savings & loans (0.4%)
TSX Group                                            8,638          362,783

Energy (0.7%)
EnCana                                              13,919          690,293

Metals (0.3%)
Cameco                                               3,953          320,615

France (2.8%)

Automotive & related (0.6%)
Renault                                              6,755          567,027

Energy (1.4%)
Total                                                6,956        1,450,847

Multi-industry (0.8%)
Sanofi-Aventis                                      10,801          791,941

Germany (1.6%)

Banks and savings & loans (0.7%)
Hypo Real Estate Holding                            18,035(b)       676,635

Utilities -- electric (0.9%)
RWE                                                 16,472          875,140

Hong Kong (2.3%)

Multi-industry (1.0%)
New World Development                            1,090,600          952,820

Real estate (0.5%)
Henderson Land Development                         112,000          519,471

Retail -- general (0.8%)
Esprit Holdings                                    154,500          825,768

India (0.6%)

Banks and savings & loans
State Bank of India GDR                              8,855          233,949
State Bank of India GDR                             13,145(d)       347,291
Total                                                               581,240

Indonesia (0.3%)

Metals
PT Bumi Resources                                3,500,000(b)       279,460

Ireland (0.8%)

Banks and savings & loans
Anglo Irish Bank                                    39,838          763,631

Israel (0.8%)

Computer software & services
Check Point Software Technologies                   35,109(b)       794,201

Italy (1.2%)

Energy (0.8%)
Eni                                                 37,750          859,827

Utilities -- electric (0.4%)
Enel                                                39,007          353,886

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Issuer                                              Shares         Value(a)

Japan (8.6%)

Automotive & related (1.0%)
Honda Motor                                          9,300         $449,972
Toyota Motor                                        13,200          515,176
Total                                                               965,148

Banks and savings & loans (1.6%)
Chiba Bank                                          85,000          547,014
Mitsubishi Tokyo Financial Group                        91          773,957
UFJ Holdings                                            47(b)       218,522
Total                                                             1,539,493

Broker dealers (0.3%)
Matsui Securities                                   11,900          315,999

Electronics (0.3%)
Keyence                                              1,500          338,499

Financial services (0.3%)
Nomura Holdings                                     26,000          319,410

Health care products (0.5%)
Chugai Pharmaceutical                               31,700          497,278

Machinery (1.3%)
Amada                                              112,000          596,938
Komatsu                                            107,000          716,906
Total                                                             1,313,844

Media (0.4%)
Fuji Television Network                                195          440,418

Multi-industry (1.2%)
Canon                                               14,600(b)       721,583
Ricoh                                               28,000          523,909
Total                                                             1,245,492

Real estate (0.9%)
Daito Trust Construction                            13,400          567,303
Mitsui Fudosan                                      28,000          297,675
Total                                                               864,978

Retail -- general (0.4%)
Seven-Eleven Japan                                  14,000          406,161

Textiles & apparel (0.4%)
Onward Kashiyama                                    31,000          404,271

Luxembourg (0.4%)

Metals
Arcelor                                             18,615          351,341

Mexico (0.8%)

Cellular telecommunications
America Movil ADR Series L                          18,121          797,324

Netherlands (1.2%)

Aerospace & defense (0.3%)
European Aeronautic
  Defence and Space                                 12,000          343,189

Food (0.9%)
Royal Numico                                        25,200(b)       851,938

Singapore (0.5%)

Real estate
City Developments                                  126,000          477,445

South Korea (1.5%)

Electronics (1.1%)
Samsung Electronics                                  2,890        1,135,233

Engineering & construction (0.4%)
Hyundai Development                                 29,550          396,166

Sweden (0.1%)

Telecom equipment & services
Telefonaktiebolaget LM
  Ericsson Cl B                                     49,557(b)       144,346

Switzerland (4.0%)

Banks and savings & loans (1.0%)
UBS                                                 14,452        1,044,562

Food (0.3%)
Nestle                                               1,371          325,239

Health care products (2.7%)
Actelion                                             6,689(b)       767,499
Nobel Biocare Holding                                4,615          756,799
Roche Holding                                        5,292          542,496
Synthes                                              5,180          553,575
Total                                                             2,620,369

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Issuer                                              Shares         Value(a)

Taiwan (0.4%)

Electronics
Optimax Technology                                  28,364          $56,074
Taiwan Semiconductor Mfg                           258,337          338,929
Total                                                               395,003

United Kingdom (5.9%)

Aerospace & defense (0.7%)
Rolls-Royce Group                                  144,721          689,486
Rolls-Royce Group Cl B                           4,602,127(b)         8,457
Total                                                               697,943

Cellular telecommunications (1.4%)
Vodafone Group                                     516,036        1,322,907

Energy (0.4%)
BP                                                  42,199          409,072

Food (0.5%)
Cadbury Schweppes                                   61,633          512,515

Health care products (0.5%)
AstraZeneca                                         13,282          544,794

Industrial services (0.8%)
BOC Group                                           46,162          743,976

Media (0.3%)
Reuters Group                                       49,845          339,608

Retail -- grocery (0.7%)
Tesco                                              129,188          681,364

Telecom equipment & services (0.6%)
mmO2                                               323,704(b)       626,102

United States (26.2%)

Banks and savings & loans (0.7%)
Bank of America                                     10,284          460,620
Investors Financial Services                         7,000          269,430
Total                                                               730,050

Beverages & tobacco (0.6%)
PepsiCo                                             12,851          637,153

Broker dealers (0.8%)
Ameritrade Holding                                  16,100(b)       209,622
Bear Stearns Companies                               6,255          592,661
Total                                                               802,283

Cellular telecommunications (1.2%)
American Tower Cl A                                 44,585(b)       766,416
Nextel Communications Cl A                          15,800(b)       418,542
Total                                                             1,184,958

Chemicals (0.4%)
Ecolab                                              11,397          385,788

Communications equipment & services (0.6%)
SpectraSite                                         11,050(b)       566,865

Computer hardware (0.9%)
Dell                                                25,164(b)       882,250

Computer software & services (2.6%)
Adobe Systems                                       14,200          795,626
First Data                                           6,864          283,346
Microsoft                                           55,365        1,549,666
Total                                                             2,628,638

Electronics (0.3%)
Intel                                               11,750          261,555

Energy (2.2%)
ChevronTexaco                                        3,040          161,302
EOG Resources                                        8,603          572,616
Exxon Mobil                                          7,889          388,297
Massey Energy                                       11,470          308,887
Valero Energy                                       18,616          799,929
Total                                                             2,231,031

Finance companies (1.7%)
Citigroup                                           38,896        1,725,816

Financial services (1.0%)
Goldman Sachs Group                                  5,495          540,599
Moody's                                              6,108          475,263
Total                                                             1,015,862

Food (0.3%)
WM Wrigley Jr                                        4,117          269,252

Furniture & appliances (0.5%)
Mohawk Inds                                          5,929(b)       504,439

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Issuer                                              Shares         Value(a)

United States (cont.)
Health care products (3.1%)
Abbott Laboratories                                  7,249         $309,025
Amgen                                               18,169(b)     1,032,000
Johnson & Johnson                                    9,990          583,216
Laboratory Corp of America
   Holdings                                          8,398(b)       384,628
Pfizer                                               9,549          276,444
St. Jude Medical                                     8,230(b)       630,171
Total                                                             3,215,484

Health care services (0.2%)
WellPoint Health Networks                            1,632(b)       159,381

Household products (0.6%)
Procter & Gamble                                    12,305          629,770

Industrial services (0.4%)
Iron Mountain                                       12,750(b)       421,388

Industrial transportation (0.4%)
Norfolk Southern                                    12,976          440,535

Insurance (0.5%)
American Intl Group                                  7,555          458,664

Leisure time & entertainment (1.2%)
Carnival                                            13,344          674,673
Harley-Davidson                                      8,274          476,334
Total                                                             1,151,007

Media (1.2%)
Dex Media                                           23,404(b)       496,164
DIRECTV Group                                       21,423(b)       359,264
Lamar Advertising                                    7,200(b)       298,224
Total                                                             1,153,652

Multi-industry (0.9%)
General Electric                                    25,478          869,309

Retail -- drugstores (0.7%)
Walgreen                                            19,575          702,547

Retail -- general (2.6%)
Circuit City Stores                                 15,963          259,399
Home Depot                                          33,899        1,392,570
Staples                                             13,647          405,862
Wal-Mart Stores                                     10,455          563,734
Total                                                             2,621,565

United States (cont.)

Utilities -- electric (0.6%)
Duke Energy                                         22,886         $561,394

Total common stocks
(Cost: $57,823,971)                                             $65,174,444

Preferred stock & other (0.8%)(c)
Issuer                                              Shares         Value(a)

Germany
Porsche                                              1,162         $741,901

Singapore
City Development
  Warrants                                          12,600(b)        28,950

Total preferred stock & other
(Cost: $559,249)                                                   $770,851

Bonds (30.6%)(c)
Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

Australia (0.2%)
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00%                    200,000         $161,500

Austria (3.5%)
Oesterreich Kontrollbank
  (Japanese Yen)
   03-22-10               1.80                 347,000,000        3,460,711

Canada (1.8%)
Govt of Canada
  (Canadian Dollar)
   09-01-08               4.25                   1,600,000        1,339,276
Province of British Columbia
  (Canadian Dollar)
   12-01-06               5.25                     500,000          426,295
Total                                                             1,765,571

Denmark (1.1%)
Kingdom of Denmark
  (Danish Krone)
   08-15-05               5.00                   1,900,000          333,766
Rheinische Hypbk
  (European Monetary Unit)
   09-24-08               4.25                     550,000          734,935
Total                                                             1,068,701

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                   Principal         Value(a)
                         rate                     amount

France (3.6%)
French Treasury Note
  (European Monetary Unit)
   07-12-08               3.00%                    300,000          385,270
Govt of France
  (European Monetary Unit)
   04-25-10               5.50                   1,800,000        2,556,763
   04-25-13               4.00                     500,000          650,722
Total                                                             3,592,755

Germany (6.6%)
Allgemeine HypothekenBank Rheinboden
  (European Monetary Unit) Series 501
   09-02-09               5.00                     850,000(d)     1,170,168
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-05-06               6.00                     150,000          200,035
   01-04-08               5.25                   1,285,000        1,767,424
   07-04-08               4.75                     725,000          987,556
   07-04-10               5.25                     250,000          350,640
   06-20-16               6.00                     434,598          658,236
   07-04-27               6.50                     900,000        1,473,078
Total                                                             6,607,137

Greece (2.2%)
Hellenic Republic
  (European Monetary Unit)
   04-18-08               3.50                     650,000          847,093
   04-20-09               3.50                     800,000        1,038,230
   05-20-13               4.60                     200,000          268,062
Total                                                             2,153,385

Italy (5.6%)
Buoni Poliennali Del Tes
  (European Monetary Unit)
   11-01-09               4.25                   2,400,000        3,221,455
   08-01-13               4.25                     600,000          791,594
   08-01-14               4.25                     720,000          940,967
   11-01-29               5.25                     600,000          829,460
Total                                                             5,783,476

Norway (0.4%)
Govt of Norway
  (Norwegian Krone)
   05-16-11               6.00                   2,100,000          372,520

Supra-National (0.5%)
Intl Bank Reconstruction & Development
  (Japanese Yen)
   02-18-08               2.00                  55,000,000          548,975

United Kingdom (1.7%)
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07               9.50                     170,000(b,e,f)        --
United Kingdom Treasury
  (British Pound)
   07-12-11               9.00                     410,000          937,592
   09-27-13               8.00                     340,000          771,373
Total                                                             1,708,965

United States (3.4%)
ConocoPhillips
  (U.S. Dollar)
   03-15-28               7.13                     200,000          216,933
Federal Natl Mtge Assn
  (U.S. Dollar)
   05-15-11               6.00                   1,370,000        1,524,747
U.S. Treasury (U.S. Dollar)
   01-31-06               1.88                     535,000          532,137
   08-15-14               4.25                     868,000          883,325
   02-15-26               6.00                     169,000          195,056
Total                                                             3,352,198

Total bonds
(Cost: $25,178,167)                                             $30,575,894

Short-term securities (2.7%)
Issuer                 Effective                  Amount           Value(a)
                         yield                  payable at
                                                 maturity

Commercial paper
Pacific Life Insurance
   11-01-04               1.85%                   $700,000         $699,892
Sysco
   11-01-04               1.85                   2,000,000        1,999,692

Total short-term securities
(Cost: $2,699,723)                                               $2,699,584

Total investments in securities
(Cost: $86,261,110)(g)                                          $99,220,773

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2004, the value of these securities amounted to $1,517,459 or 1.5% of net assets.

(e)  Negligible market value.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2004, is as follows:

     Security                                   Acquisition               Cost
                                                   dates
     Greater Beijing First Expressways
      (U.S. Dollar) 9.50% Sr Nts 2007     06-12-97 thru 09-30-04       $51,391

(g) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $86,442,991 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $13,700,265
     Unrealized depreciation                                          (922,483)
                                                                      --------
     Net unrealized appreciation                                   $12,777,782
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle Global Balanced Fund

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $86,261,110)                                                                               $ 99,220,773
Cash in bank on demand deposit                                                                                       66,079
Foreign currency holdings (identified cost $589,591) (Note 1)                                                       596,399
Capital shares receivable                                                                                            53,433
Dividends and accrued interest receivable                                                                           567,686
Receivable for investment securities sold                                                                           638,011
                                                                                                                    -------
Total assets                                                                                                    101,142,381
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                                2,216
Payable for investment securities purchased                                                                         948,766
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                        69,603
Accrued investment management services fee                                                                            2,153
Accrued distribution fee                                                                                              1,225
Accrued service fee                                                                                                      34
Accrued transfer agency fee                                                                                             632
Accrued administrative services fee                                                                                     163
Other accrued expenses                                                                                               73,184
                                                                                                                     ------
Total liabilities                                                                                                 1,097,976
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $100,044,405
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    191,547
Additional paid-in capital                                                                                      128,757,486
Undistributed net investment income                                                                               1,645,386
Accumulated net realized gain (loss) (Note 7)                                                                   (43,469,652)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            12,919,638
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $100,044,405
                                                                                                               ============
Net assets applicable to outstanding shares:                     Class A                                       $ 56,802,615
                                                                 Class B                                       $ 29,946,507
                                                                 Class C                                       $    788,884
                                                                 Class Y                                       $ 12,506,399
Net asset value per share of outstanding capital stock:          Class A shares               10,819,137       $       5.25
                                                                 Class B shares                5,813,358       $       5.15
                                                                 Class C shares                  153,660       $       5.13
                                                                 Class Y shares                2,368,527       $       5.28
                                                                                               ---------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Threadneedle Global Balanced Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $   948,412
Interest                                                                         1,345,359
Fee income from securities lending (Note 3)                                          2,001
   Less foreign taxes withheld                                                     (41,972)
                                                                                   -------
Total income                                                                     2,253,800
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                 699,824
Distribution fee
   Class A                                                                         136,721
   Class B                                                                         320,051
   Class C                                                                           7,301
Transfer agency fee                                                                243,934
Incremental transfer agency fee
   Class A                                                                          13,742
   Class B                                                                          12,733
   Class C                                                                             238
Service fee -- Class Y                                                               9,589
Administrative services fees and expenses                                           59,047
Compensation of board members                                                        8,432
Custodian fees                                                                      42,380
Printing and postage                                                                53,990
Registration fees                                                                   41,954
Audit fees                                                                          20,750
Other                                                                                7,396
                                                                                     -----
Total expenses                                                                   1,678,082
   Earnings credits on cash balances (Note 2)                                       (3,673)
                                                                                    ------
Total net expenses                                                               1,674,409
                                                                                 ---------
Investment income (loss) -- net                                                    579,391
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                5,746,953
   Foreign currency transactions                                                  (384,922)
                                                                                  --------
Net realized gain (loss) on investments                                          5,362,031
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            4,301,031
                                                                                 ---------
Net gain (loss) on investments and foreign currencies                            9,663,062
                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                $10,242,453
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle Global Balanced Fund

Year ended Oct. 31,                                                                        2004                      2003
Operations and distributions
Investment income (loss) -- net                                                      $    579,391              $    687,550
Net realized gain (loss) on investments                                                 5,362,031                (2,312,136)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   4,301,031                15,670,500
                                                                                        ---------                ----------
Net increase (decrease) in net assets resulting from operations                        10,242,453                14,045,914
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (304,857)                 (444,097)
      Class C                                                                                  --                        (2)
      Class Y                                                                             (81,770)                  (55,350)
                                                                                          -------                   -------
Total distributions                                                                      (386,627)                 (499,449)
                                                                                         --------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             12,342,103                 8,267,331
   Class B shares                                                                       4,322,699                 3,172,163
   Class C shares                                                                         237,249                   163,435
   Class Y shares                                                                       8,838,422                 3,877,067
Reinvestment of distributions at net asset value
   Class A shares                                                                         293,636                   426,497
   Class C shares                                                                              --                         2
   Class Y shares                                                                          81,761                    55,338
Payments for redemptions
   Class A shares                                                                     (14,335,235)              (17,397,690)
   Class B shares (Note 2)                                                            (10,299,121)              (10,981,624)
   Class C shares (Note 2)                                                               (164,780)                 (338,285)
   Class Y shares                                                                      (3,905,336)               (1,696,600)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      (2,588,602)              (14,452,366)
                                                                                       ----------               -----------
Total increase (decrease) in net assets                                                 7,267,224                  (905,901)
Net assets at beginning of year                                                        92,777,181                93,683,082
                                                                                       ----------                ----------
Net assets at end of year                                                            $100,044,405              $ 92,777,181
                                                                                     ============              ============
Undistributed net investment income                                                  $  1,645,386              $    (43,245)
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle Global Balanced Fund (formerly AXP Global Balanced Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT
receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid Securities

At Oct. 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2004 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,495,867 and accumulated net realized loss has been increased by $1,495,867.

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                             2004             2003
Class A
Distributions paid from:
      Ordinary income                        $304,857          $444,097
      Long-term capital gain                       --                --
Class B
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --
Class C
Distributions paid from:
      Ordinary income                              --                 2
      Long-term capital gain                       --                --
Class Y
Distributions paid from:
      Ordinary income                          81,770            55,350
      Long-term capital gain                       --                --

As of Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $  1,719,063
Accumulated long-term gain (loss)                          $(43,431,051)
Unrealized appreciation (depreciation)                     $ 12,807,360

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.79% to 0.665% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $66,573 for the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC to subadvise the assets of the Fund. Prior to July 10, 2004, AEFC had a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $128,853 for Class A, $21,515 for Class B and $133 for Class C for the year ended Oct. 31, 2004.

During the year ended Oct. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $3,673 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $68,803,383 and $71,985,055, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $2,001 for the year ended Oct. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Oct. 31, 2004
                                          Class A       Class B     Class C      Class Y
Sold                                    2,472,726       879,364      48,206    1,747,550
Issued for reinvested distributions        58,294            --          --       16,159
Redeemed                               (2,866,353)   (2,107,582)    (33,478)    (772,959)
                                       ----------    ----------     -------     --------
Net increase (decrease)                  (335,333)   (1,228,218)     14,728      990,750
                                         --------    ----------      ------      -------

                                                      Year ended Oct. 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                    1,893,751       744,690      38,196      880,736
Issued for reinvested distributions        94,345            --          --       12,132
Redeemed                               (4,039,134)   (2,576,965)    (77,229)    (382,383)
                                       ----------    ----------     -------     --------
Net increase (decrease)                (2,051,038)   (1,832,275)    (39,033)     510,485
                                       ----------    ----------     -------      -------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2004, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date             Currency to   Currency to    Unrealized    Unrealized
                         be delivered   be received   appreciation  depreciation
Nov. 19, 2004               2,165,000     2,700,513        $--         $69,603
               European Monetary Unit   U.S. Dollar

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $43,431,051 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                  2009                      2010                      2011
               $30,518,697               $10,684,989               $2,227,365

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004       2003        2002         2001        2000
Net asset value, beginning of period                                    $4.73      $4.08       $4.53       $ 6.27       $6.61
                                                                        -----      -----       -----       ------       -----
Income from investment operations:
Net investment income (loss)                                              .04        .05         .07          .07         .08
Net gains (losses) (both realized and unrealized)                         .51        .64        (.50)       (1.27)        .12
                                                                        -----      -----       -----       ------       -----
Total from investment operations                                          .55        .69        (.43)       (1.20)        .20
                                                                        -----      -----       -----       ------       -----
Less distributions:
Dividends from net investment income                                     (.03)      (.04)       (.02)        (.03)       (.03)
Distributions from realized gains                                          --         --          --         (.51)       (.51)
                                                                        -----      -----       -----       ------       -----
Total distributions                                                      (.03)      (.04)       (.02)        (.54)       (.54)
                                                                        -----      -----       -----       ------       -----
Net asset value, end of period                                          $5.25      $4.73       $4.08       $ 4.53       $6.27
                                                                        -----      -----       -----       ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $57        $53         $54          $80        $110
Ratio of expenses to average daily net assets(b)                        1.49%      1.60%       1.48%        1.45%       1.31%
Ratio of net investment income (loss) to average daily net assets        .83%      1.03%       1.38%        1.18%       1.26%
Portfolio turnover rate (excluding short-term securities)                 74%        90%         99%         173%        110%
Total return(c)                                                        11.62%     16.91%      (9.48%)     (20.63%)      2.62%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004       2003        2002         2001        2000
Net asset value, beginning of period                                    $4.65      $4.01       $4.47       $ 6.21       $6.58
                                                                        -----      -----       -----       ------       -----
Income from investment operations:
Net investment income (loss)                                              .01         --         .04          .01         .04
Net gains (losses) (both realized and unrealized)                         .49        .64        (.49)       (1.24)        .12
                                                                        -----      -----       -----       ------       -----
Total from investment operations                                          .50        .64        (.45)       (1.23)        .16
                                                                        -----      -----       -----       ------       -----
Less distributions:
Dividends from net investment income                                       --         --        (.01)          --        (.02)
Distributions from realized gains                                          --         --          --         (.51)       (.51)
                                                                        -----      -----       -----       ------       -----
Total distributions                                                        --         --        (.01)        (.51)       (.53)
                                                                        -----      -----       -----       ------       -----
Net asset value, end of period                                          $5.15      $4.65       $4.01       $ 4.47       $6.21
                                                                        -----      -----       -----       ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $30        $33         $36          $53         $77
Ratio of expenses to average daily net assets(b)                        2.25%      2.37%       2.25%        2.21%       2.07%
Ratio of net investment income (loss) to average daily net assets        .08%       .27%        .61%         .42%        .51%
Portfolio turnover rate (excluding short-term securities)                 74%        90%         99%         173%        110%
Total return(c)                                                        10.75%     15.96%     (10.19%)     (21.21%)      1.95%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004       2003        2002         2001        2000(b)
Net asset value, beginning of period                                    $4.64      $3.99       $4.46       $ 6.21       $6.58
                                                                        -----      -----       -----       ------       -----
Income from investment operations:
Net investment income (loss)                                              .01         --         .03          .02         .01
Net gains (losses) (both realized and unrealized)                         .48        .65        (.49)       (1.24)       (.38)
                                                                        -----      -----       -----       ------       -----
Total from investment operations                                          .49        .65        (.46)       (1.22)       (.37)
                                                                        -----      -----       -----       ------       -----
Less distributions:
Dividends from net investment income                                       --         --        (.01)        (.02)         --
Distributions from realized gains                                          --         --          --         (.51)         --
                                                                        -----      -----       -----       ------       -----
Total distributions                                                        --         --        (.01)        (.53)         --
                                                                        -----      -----       -----       ------       -----
Net asset value, end of period                                          $5.13      $4.64       $3.99       $ 4.46       $6.21
                                                                        -----      -----       -----       ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $1         $1          $1           $1         $--
Ratio of expenses to average daily net assets(c)                        2.24%      2.36%       2.24%        2.21%       2.07%(d)
Ratio of net investment income (loss) to average daily net assets        .08%       .26%        .60%         .41%        .47%(d)
Portfolio turnover rate (excluding short-term securities)                 74%        90%         99%         173%        110%
Total return(e)                                                        10.56%     16.29%     (10.34%)     (21.17%)     (5.62%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2004       2003        2002         2001        2000
Net asset value, beginning of period                                    $4.76      $4.10       $4.56       $ 6.30       $6.62
                                                                        -----      -----       -----       ------       -----
Income from investment operations:
Net investment income (loss)                                              .05        .07         .07          .08         .10
Net gains (losses) (both realized and unrealized)                         .51        .64        (.50)       (1.28)        .13
                                                                        -----      -----       -----       ------       -----
Total from investment operations                                          .56        .71        (.43)       (1.20)        .23
                                                                        -----      -----       -----       ------       -----
Less distributions:
Dividends from net investment income                                     (.04)      (.05)       (.03)        (.03)       (.04)
Distributions from realized gains                                          --         --          --         (.51)       (.51)
                                                                        -----      -----       -----       ------       -----
Total distributions                                                      (.04)      (.05)       (.03)        (.54)       (.55)
                                                                        -----      -----       -----       ------       -----
Net asset value, end of period                                          $5.28      $4.76       $4.10       $ 4.56       $6.30
                                                                        -----      -----       -----       ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $13         $7          $4           $2          $1
Ratio of expenses to average daily net assets(b)                        1.32%      1.43%       1.30%        1.31%       1.20%
Ratio of net investment income (loss) to average daily net assets       1.00%      1.21%       1.52%        1.35%       1.51%
Portfolio turnover rate (excluding short-term securities)                 74%        90%         99%         173%        110%
Total return(c)                                                        11.74%     17.32%      (9.55%)     (20.40%)      2.99%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Threadneedle Global Balanced Fund (formerly AXP Global Balanced Fund) (a series of the AXP Global Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Threadneedle Global Balanced Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
34   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Threadneedle Global Balanced Fund
Fiscal year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            37.57%
     Dividends Received Deduction for corporations                        15.07%

Payable date                                                           Per share
June 23, 2004                                                            0.01059
Sept. 23, 2004                                                           0.01763
Total distributions                                                     $0.02822

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            37.57%
     Dividends Received Deduction for corporations                        15.07%

Payable date                                                           Per share
June 23, 2004                                                            0.01567
Sept. 23, 2004                                                           0.02150
Total distributions                                                     $0.03717

--------------------------------------------------------------------------------
35   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

                                                Beginning                    Ending                   Expenses
                                               account value              account value        paid during the period
                                                May 1, 2004               Oct. 31, 2004       May 1, 2004-Oct. 31, 2004
Class A
   Actual(a)                                      $1,000                    $1,066.60                 $7.76(b)
   Hypothetical (5% return before expenses)       $1,000                    $1,017.35                 $7.57(b)
Class B
   Actual(a)                                      $1,000                    $1,061.90                $11.64(c)
   Hypothetical (5% return before expenses)       $1,000                    $1,013.58                $11.36(c)
Class C
   Actual(a)                                      $1,000                    $1,059.90                $11.63(d)
   Hypothetical (5% return before expenses)       $1,000                    $1,013.58                $11.36(d)
Class Y
   Actual(a)                                      $1,000                    $1,065.90                 $6.88(e)
   Hypothetical (5% return before expenses)       $1,000                    $1,018.20                 $6.72(e)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +6.66% for Class A, +6.19% for Class B, +5.99% for Class C and +6.59% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
37   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
38   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
39   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
40   --   AXP THREADNEEDLE GLOBAL BALANCED FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
         Global Equity
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2004

AXP Threadneedle Global Equity Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                3

Performance Summary                                          4

Questions & Answers
   with Portfolio Management                                 5

The Fund's Long-term Performance                            10

Investments in Securities                                   12

Financial Statements (Portfolio)                            16

Notes to Financial Statements (Portfolio)                   19

Report of Independent Registered
   Public Accounting Firm (Portfolio)                       23

Financial Statements (Fund)                                 24

Notes to Financial Statements (Fund)                        27

Report of Independent Registered
   Public Accounting Firm (Fund)                            36

Federal Income Tax Information                              37

Fund Expenses Example                                       38

Board Members and Officers                                  40

Proxy Voting                                                42

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AT OCT. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers*               Since               Years in industry
Dominic Rossi                     10/03                      18
Stephen Thornber                  10/03                      17

* The Fund is managed by a team led by Dominic Rossi and Stephen Thornber.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 5/29/90      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: IGLGX        B: IDGBX        C: --           Y: IDGYX

Total net assets                                         $473.7 million

Number of holdings                                                   97

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

           STYLE
VALUE      BLEND       GROWTH
             X                 LARGE
             X                 MEDIUM  SIZE
             X                 SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United States 36.2%
Japan 13.9%
Hong Kong 5.8%
United Kingdom 5.5%
Switzerland 5.4%
France 4.5%
Brazil 3.3%
Germany 3.2%
South Korea 3.2%
Bermuda 3.0%
Italy 2.5%
Canada 2.4%
Mexico 2.3%
Netherlands 1.7%
Israel 1.4%
Peru 1.1%
Other* 4.6%

* Includes India, Indonesia, Ireland, Luxembourg, Sweden  and Taiwan.

TOP TEN HOLDINGS

Percentage of portfolio assets
Citigroup (United States)                                          3.9%
Microsoft (United States)                                          3.0
Samsung Electronics (South Korea)                                  2.6
Total (France)                                                     2.6
Vodafone Group (United Kingdom)                                    2.4
Home Depot (United States)                                         2.0
EnCana (Canada)                                                    1.9
Duke Energy (United States)                                        1.9
Eni (Italy)                                                        1.9
UBS (Switzerland)                                                  1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

           (bar 1)          (bar 2)           (bar 3)          (bar 4)
           +11.72%          +14.03%           +12.86%          +9.75%

(bar 1)   AXP Threadneedle Global Equity Fund Class A (excluding sales charge)

(bar 2) Morgan Stanley Capital International (MSCI) All Country World Free Index (unmanaged)

(bar 3)   Lipper Global Funds Index

(bar 4)   Lipper Global Large-Cap Core Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A                  Class B                     Class C                   Class Y
(Inception dates)                (5/29/90)                (3/20/95)                   (6/26/00)                 (3/20/95)
                            NAV(1)    POP(2)        NAV(1)    After CDSC(3)      NAV(1)    After CDSC(4)   NAV(5)    POP(5)
as of Oct. 31, 2004
1 year                     +11.72%    +5.29%        +10.68%      +6.68%          +10.73%      +10.73%      +11.88%   +11.88%
3 years                     +3.24%    +1.23%         +2.44%      +1.48%           +2.38%       +2.38%       +3.44%    +3.44%
5 years                     -5.56%    -6.67%         -6.31%      -6.45%            N/A          N/A         -5.42%    -5.42%
10 years                    +2.08%    +1.48%          N/A          N/A             N/A          N/A          N/A       N/A
Since inception             +4.18%    +3.76%         +3.11%      +3.11%          -10.45%      -10.45%      +4.08%     +4.08%

as of Sept. 30, 2004
1 year                     +14.61%    +8.01%        +13.88%      +9.88%          +13.67%      +13.67%      +14.98%   +14.98%
3 years                     +3.64%    +1.61%         +2.89%      +1.94%           +2.82%       +2.82%       +3.91%    +3.91%
5 years                     -4.90%    -6.02%         -5.60%      -5.74%            N/A          N/A         -4.71%    -4.71%
10 years                    +1.87%    +1.27%          N/A          N/A             N/A          N/A          N/A       N/A
Since inception             +4.02%    +3.59%         +2.89%      +2.89%          -11.13%      -11.13%       +3.86%    +3.86%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dominic Rossi and Stephen Thornber of Threadneedle International Limited (Threadneedle) discuss the Fund's positioning and results for fiscal year 2004. Threadneedle, an indirect wholly owned subsidiary of American Express Financial Corporation, acts as the subadviser to the Fund.

Q: How did AXP Threadneedle Global Equity Fund perform for the 12 months ended Oct. 31, 2004?

A: AXP Threadneedle Global Equity Fund's Class A shares gained 11.72% (excluding sales charge) for the 12 months ended Oct. 31, 2004. This was less than the unmanaged MSCI All Country World Free Index (MSCI Index), which posted a total return of 14.03% for the period.

    The Fund underperformed the Lipper Global Funds Index, which increased 12.86% for the 12 months ended Oct. 31, 2004. Currently, American Express Financial Corporation's (AEFC) investment management fees are increased if the Fund outperforms this index and decreased for underperformance. Additional details are available in the Fund's statement of additional information.

    During the period, Lipper created additional peer groups to provide investors with global and international categories that more precisely reflect the funds' equity investing styles. AEFC is considering whether the Lipper Global Funds Index or the newly created Lipper Global Large-Cap Core Funds Index is more appropriate as a peer group index for the Fund. AEFC is expected to make a recommendation to the Fund's board in January 2005, and AEFC will notify shareholders of any change in the Fund's Lipper peer group index.

    This past fiscal year the Fund outperformed the Lipper Global Large-Cap Core Funds Index, which rose 9.75% for the 12 months ended Oct. 31, 2004.

Q:  What factors most significantly affected performance?

A: When we assumed responsibility for the Fund in late October 2003, we made substantial changes to the portfolio. The Fund's underperformance of the MSCI Index and the Lipper Global Funds Index can be attributed primarily to this restructuring process that took place during the first month or so of the fiscal year. Stock selection and the Fund's positioning relative to both indices were also factors contributing to our relatively weak fiscal year results.

--------------------------------------------------------------------------------
5   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Country selection, asset allocation, sector allocation and individual stock selection proved effective. (end callout quote)

Changes to Regional Positioning

Oct. 31, 2004 compared to Oct. 31, 2003

Country/Region                Oct. 31, 2004                Oct. 31, 2003
United States                     36.2%                         49.4%
Eurozone*                         20.2%                         18.1%
Japan                             13.9%                          7.6%
Other Asia                        11.2%                          8.4%
Latin America and Canada          10.1%                          8.0%
United Kingdom                    5.5%                           7.5%
Israel                            1.4%                           none
Cash equivalents                  1.5%                           1.0%

* Generally, European countries that use the euro as their currency.

Regional and Sector Positioning

    Early in our restructuring process, we reduced the Fund's position in the United States, added more emerging markets stocks and added slightly to its continental European exposure. Each of these strategies worked well for the Fund. For the fiscal year as a whole:

    o The U.S. equity market underperformed European equities and emerging markets.

    o Emerging equity markets of Latin America and Asia performed particularly well.

    o In Latin America, the Fund benefited most from its exposure to the materials sector, including iron ore, pulp and paper stocks.

    o In Asia, the Fund benefited most from holdings in Hong Kong property and retail stocks. During the first calendar quarter, we added to our position in Japan, which worked well until June, but then hurt results after that.

--------------------------------------------------------------------------------
6   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> While we believe that mid-cap stocks may well continue to outperform large-cap stocks in the near term, we intend to maintain our dynamic investing style. (end callout quote)

    o Our position in the United Kingdom also detracted, as the British pound sterling proved to be a stronger currency than anticipated.

    Our reduction of the Fund's substantial large-cap stock focus and addition of more mid-cap stocks early in the fiscal year also benefited its relative annual performance. As anticipated, mid-cap stocks benefited more than large company stocks as the global economy grew.

    From a sector perspective, the Fund successfully avoided significant exposure to information technology hardware, consumer staples and large-cap pharmaceuticals, each of which lagged during the fiscal year.

    The Fund's greater-than-MSCI Index positions in the strongly-performing information technology software, energy and materials sectors also boosted the portfolio's relative results. So, too, did a timely reduction in the Fund's exposure to the industrials sector during the first calendar quarter. On the other hand, a lower-than-MSCI Index position in the strongly performing utilities sector detracted from the Fund's relative performance.

Stock Selection

    Stock selection was another key contributor to performance. U.S. information technology software company Adobe Systems and home improvement retailer Home Depot, both among the Fund's larger holdings, each performed well. Other strong performers during the annual period included Hong Kong retailer Esprit; one of the few utilities in the portfolio, Duke Energy; and Swiss manufacturer of orthodontic implants Nobel Biocare.

    Of course, there were disappointments as well. These included U.S. consulting firm Accenture, Israeli Internet security software company Check Point Software Technologies and Japanese printer manufacturer Seiko Epson. We continue to believe in the fundamental prospects of these firms and thus maintained holdings in these stocks, even adding to the portfolio's position in Accenture.

--------------------------------------------------------------------------------
7   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund and how is it currently positioned?

A: The restructuring changes made early in the fiscal year, as described above, account for most of the Fund's 104% portfolio turnover rate for the annual period. However, we believe the changes better positioned the Fund for current and anticipated economic and market conditions.

    Beyond these restructuring changes, our strategy was to generally maintain the Fund's positioning for the remainder of the period and opportunistically add to certain stock positions when they were down. Overall, this strategy worked well. Toward the end of the fiscal year, we began to reduce the Fund's exposure to emerging markets equities and to increase its position in Japan.

    We believe that interest rates will continue to rise in the U.S., and emerging markets tend to be more sensitive to U.S. interest rates than the developed markets. Furthermore, after strong performance during the past fiscal year, we feel emerging markets now have limited upside potential. As for Japan, we believe its economy is showing signs of a cyclical recovery that has yet to be priced into its equity market.

    At the end of the fiscal year, the Fund had greater-than-MSCI Index positions in the equity markets of Japan, continental Europe and emerging markets and lower-than-MSCI Index positions in the equity markets of the U.S. and the U.K.

Changes to Top Ten Holdings

Oct. 31, 2004 compared to Oct. 31, 2003

Company                                           Change in Positioning
Citigroup (United States)                                     Increased
Microsoft (United States)                                     Increased
Samsung Electronics (South Korea)                             Increased
Total (France)                                           New to Top Ten
Vodafone Group (United Kingdom)                          New to Top Ten
Home Depot (United States)                               New to Top Ten
EnCana (Canada)                                          New to Top Ten
Duke Energy (United States)                              New to Top Ten
Eni (Italy)                                              New to Top Ten
UBS (Switzerland)                                        New to Top Ten

No longer among Top Ten Holdings but still in the portfolio at Oct. 31, 2004 were Johnson & Johnson and Dell. Swiss Life Holding, HSBC, Intel, North Fork Bancorporation and Procter & Gamble were eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

--------------------------------------------------------------------------------
8   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A:  We are optimistic about global equity markets for several reasons:

    o First, with the resolution of the U.S. presidential election, a great deal of uncertainty has been taken out of equity markets globally.

    o Second, we believe the U.S. dollar will continue its decline, especially given the rising U.S. current account deficit. While this is positive for the international equity markets, it also means that we intend to maintain the Fund's lower exposure to the U.S. equity market.

    o Third, we believe global economic growth may continue at an above-trend pace, especially in China and Japan. We believe this should drive strong corporate earnings ahead, particularly in the materials sector.

    o Finally, equity valuations generally remain attractive, especially outside of the U.S. We continue to look with some interest at property stocks in Hong Kong, which have been benefiting from the dramatic emergence of the Asian consumer as well as from a recovery there.

    We temper this generally bullish view with a concern that U.S. interest rates may rise to the point that they impact Latin American equities. Also, equity markets may feel some downward pressure where economic growth is more sluggish, such as in the U.K. and continental Europe. Also, looking ahead, we believe there will be increased sector polarization from a valuation perspective. Thus, we believe sector selection will be a key driver of portfolio performance in the months ahead.

    While we believe that mid-cap stocks may well continue to outperform large-cap stocks in the near term, we intend to maintain our dynamic investing style, selecting what we believe are the best stocks regardless of growth or value slant and regardless of market capitalization.

--------------------------------------------------------------------------------
9   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Threadneedle Global Equity Fund Class A shares (from 11/1/94 to 10/31/04) as compared to the performance of two widely cited performance indices, the MSCI All Country World Free Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                       Short-term       Long-term
Fiscal year ended        Income       capital gains   capital gains     Total
Oct. 31, 2004             $  --           $  --          $  --          $  --
Oct. 31, 2003                --              --             --             --
Oct. 31, 2002                --              --             --             --
Oct. 31, 2001              0.02            0.08           1.26           1.36
Oct. 31, 2000              0.04            0.25           0.71           1.00

--------------------------------------------------------------------------------
10   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

(line chart)

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP THREADNEEDLE GLOBAL EQUITY FUND

AXP Threadneedle Global Equity Fund
  Class A (includes sales charge)    $ 9,425 $ 8,766  $10,038  $10,663  $12,475  $15,418  $16,149 $10,524  $ 8,796  $10,367  $11,582
MSCI All Country World Free Index(1) $10,000 $10,792  $12,503  $14,512  $16,403  $20,671  $20,836 $15,596  $13,479  $16,883  $19,252
Lipper Global Funds Index(2)         $10,000 $10,414  $11,960  $14,105  $14,917  $18,483  $20,686 $15,787  $13,696  $16,798  $18,958
                                       '94      '95      '96      '97      '98      '99      '00     '01      '02      '03      '04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                                          Since
                                                                    1 year    3 years     5 years     10 years     inception
AXP Threadneedle Global Equity Fund  (includes sales charge)
Class A    Cumulative value of $10,000                             $10,529    $10,374      $7,081      $11,582     $17,030(4)
           Average annual total return                              +5.29%     +1.23%      -6.67%       +1.48%      +3.76%(4)
MSCI All Country World Free Index(1)
           Cumulative value of $10,000                             $11,403    $12,343      $9,315      $19,252     $26,959(4)
           Average annual total return                             +14.03%     +7.27%      -1.41%       +6.77%      +7.12%(4)
Lipper Global Funds Index(2)
           Cumulative value of $10,000                             $11,286    $12,001     $10,253      $18,958     $28,069(4)
           Average annual total return                             +12.86%     +6.27%      +0.50%       +6.60%      +7.42%(4)
Lipper Global Large-Cap Core Funds Index(3)
           Cumulative value of $10,000                             $10,975    $11,161      $9,310       N/A(5)         N/A(5)
           Average annual total return                              +9.75%     +3.73%      -1.42%       N/A(5)         N/A(5)

Results for other share classes can be found on page 4.

(1) MSCI All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Lipper Global Large-Cap Core Funds Index includes the 10 largest global large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from May 29, 1990. MSCI All Country World Free Index and Lipper Index data is from June 1, 1990.

(5) The Fund began operating before most of its peers in the Lipper Global Large-Cap Core Funds Index. Insufficient historical index data is available to show a performance comparison for the 10 year and Since inception periods.

--------------------------------------------------------------------------------
11   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Investments in Securities

World Growth Portfolio

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.0%)(c)
Issuer                                         Shares              Value(a)

Bermuda (3.0%)

Insurance (1.3%)
PartnerRe                                      64,239            $3,735,497
RenaissanceRe Holdings                         47,491             2,223,529
Total                                                             5,959,026

Multi-industry (1.7%)
Accenture Cl A                                344,849(b)          8,348,794

Brazil (3.2%)

Metals (1.1%)
Cia Vale do Rio Doce ADR                      283,419             5,158,226

Paper & packaging (1.1%)
Aracruz Celulose ADR                          148,554             5,003,299

Utilities -- telephone (1.0%)
Brasil Telecom Participacoes ADR              170,736             5,234,766

Canada (2.4%)

Energy
EnCana                                        178,793             8,866,982
Suncor Energy                                  67,359             2,296,942
Total                                                            11,163,924

France (4.5%)

Automotive & related (0.5%)
Renault                                        31,000             2,602,195

Energy (2.7%)
Total                                          58,476            12,196,623

Multi-industry (1.3%)
Sanofi-Aventis                                 87,147             6,389,714

Germany (2.3%)

Banks and savings & loans (1.0%)
Hypo Real Estate Holding                      126,241(b)          4,736,295

Utilities -- electric (1.3%)
RWE                                           115,000             6,109,836

Hong Kong (5.8%)

Multi-industry (1.5%)
New World Development                       8,157,600             7,127,013

Real estate (2.1%)
Henderson Land Development                  1,187,000             5,505,467
Sun Hung Kai Properties                       489,000             4,523,531
Total                                                            10,028,998

Retail -- general (2.2%)
Esprit Holdings                             1,055,000             5,638,739
Giordano Intl                               4,238,000             2,368,571
Lifestyle Intl Holdings                     1,579,000             2,231,573
Total                                                            10,238,883

India (0.9%)

Banks and savings & loans
State Bank of India ADR                        60,000             1,585,200
State Bank of India ADR                       105,794(d)          2,795,077
Total                                                             4,380,277

Indonesia (0.7%)

Metals
PT Bumi Resources                          44,278,500(b)          3,535,453

Ireland (0.9%)

Banks and savings & loans
Anglo Irish Bank                              226,622             4,343,984

Israel (1.4%)

Computer software & services
Check Point
  Software Technologies                       296,405(b)          6,704,978

Italy (2.5%)

Energy (1.9%)
Eni                                           383,344             8,731,383

Utilities -- electric (0.6%)
Enel                                          331,395             3,006,537

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Japan (13.8%)

Automotive & related (1.6%)
Toyota Motor                                  200,000            $7,805,708

Banks and savings & loans (1.7%)
Chiba Bank                                    618,000             3,977,112
Mitsubishi Tokyo Financial Group                  489             4,158,949
Total                                                             8,136,061

Broker dealers (0.8%)
Matsui Securities                             135,900             3,608,760

Electronics (0.8%)
Keyence                                        16,000             3,610,660

Engineering & construction (0.9%)
Daiwa House Industry                          410,000             4,199,962

Financial services (0.5%)
Kobayashi Yoko                                 15,400               305,613
Nomura Holdings                               174,000             2,137,592
Total                                                             2,443,205

Machinery (2.3%)
Amada                                         882,000             4,700,888
Komatsu                                       876,000             5,869,250
Total                                                            10,570,138

Multi-industry (2.0%)
Canon                                          92,900             4,591,448
Ricoh                                         251,000             4,696,466
Total                                                             9,287,914

Real estate (2.0%)
Daito Trust Construction                      113,800             4,817,842
Mitsui Fudosan                                446,000             4,741,542
Total                                                             9,559,384

Retail -- general (0.4%)
Seven-Eleven Japan                             71,000             2,059,819

Textiles & apparel (0.8%)
Onward Kashiyama                              308,000             4,016,632

Luxembourg (0.8%)

Metals
Arcelor                                       192,320             3,621,598

Mexico (2.3%)

Cellular telecommunications (1.5%)
America Movil ADR Series L                    161,116             7,089,104

Media (0.8%)
Grupo Televisa ADR                             71,782             3,948,010

Netherlands (1.6%)

Aerospace & defense (0.6%)
European Aeronautic
  Defence and Space                            92,000             2,631,114

Food (1.0%)
Royal Numico                                  152,662(b)          5,161,050

Peru (1.1%)

Precious metals
Compania de Minas
  Buenaventura ADR                            204,679             5,084,226

South Korea (3.2%)

Electronics (2.6%)
Samsung Electronics                            31,740            12,467,918

Engineering & construction (0.6%)
Hyundai Development                           212,240             2,845,422

Sweden (0.7%)

Telecom equipment & services
Telefonaktiebolaget
  LM Ericsson Cl B                          1,217,539(b)          3,546,364

Switzerland (5.4%)

Banks and savings & loans (1.8%)
UBS                                           120,291             8,694,401

Health care products (3.6%)
Actelion                                       67,372(b)          7,730,289
Nobel Biocare Holding                          36,764             6,028,803
Synthes                                        27,900(b)          2,981,608
Total                                                            16,740,700

Taiwan (0.5%)

Electronics (0.1%)
Optimax Technology                            172,803               341,620

Financial services (0.4%)
Hung Poo Real
  Estate Development                        3,295,000             1,983,810

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Issuer                                         Shares              Value(a)

United Kingdom (5.5%)

Aerospace & defense (0.4%)
Rolls-Royce Group                             392,614            $1,870,508
Rolls-Royce Group Cl B                     12,485,125(b)             22,944
Total                                                             1,893,452

Cellular telecommunications (2.4%)
Vodafone Group                              4,396,906            11,271,881

Food (0.5%)
Cadbury Schweppes                             300,000             2,494,680

Health care products (1.4%)
AstraZeneca                                   157,752             6,470,592

Retail -- grocery (0.8%)
Tesco                                         724,380             3,820,527

United States (34.5%)

Banks and savings & loans (0.4%)
Investors Financial Services                   52,000             2,001,480

Broker dealers (1.9%)
Ameritrade Holding                            403,350(b)          5,251,617
Bear Stearns Companies                         37,617             3,564,211
Total                                                             8,815,828

Cellular telecommunications (1.5%)
American Tower Cl A                           401,802(b)          6,906,976

Communications equipment & services (0.7%)
SpectraSite                                    65,934(b)          3,382,414

Computer hardware (1.7%)
Dell                                          235,553(b)          8,258,488

Computer software & services (4.3%)
Adobe Systems                                 113,600(e)          6,365,008
Microsoft                                     504,083            14,109,283
Total                                                            20,474,291

Energy (2.4%)
EOG Resources                                  35,000             2,329,600
Massey Energy                                  81,584             2,197,057
Valero Energy                                 162,048             6,963,203
Total                                                            11,489,860

Finance companies (3.8%)
Citigroup                                     409,028            18,148,572

Financial services (1.3%)
Goldman Sachs Group                            62,472             6,145,996

Furniture & appliances (0.6%)
Mohawk Inds                                    31,429(b)          2,673,979

Health care products (5.2%)
Amgen                                         123,402(b)          7,009,233
Johnson & Johnson                              71,258             4,160,042
Laboratory Corp of
   America Holdings                            64,205(b)          2,940,589
Myogen                                        161,959(b)          1,404,185
Pfizer                                        142,382             4,121,959
St. Jude Medical                               65,207(b)          4,992,900
Total                                                            24,628,908

Insurance (0.7%)
American Intl Group                            57,612             3,497,625

Leisure time & entertainment (1.3%)
Harley-Davidson                               103,135             5,937,482

Media (2.8%)
Dex Media                                     162,796(b)          3,451,275
DIRECTV Group                                 356,761(b)          5,982,882
Lamar Advertising                              89,200(b)          3,694,664
Total                                                            13,128,821

Retail -- drugstores (0.8%)
Walgreen                                      109,179             3,918,434

Retail -- general (3.2%)
Home Depot                                    225,974             9,283,012
Staples                                        95,861             2,850,906
TJX Companies                                 118,204             2,834,532
Total                                                            14,968,450

Utilities -- electric (1.9%)
Duke Energy                                   359,305             8,813,751

Total common stocks
(Cost: $418,298,672)                                           $459,596,271

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Preferred stock (0.9%)(c)
Issuer                                         Shares              Value(a)

Germany
Porsche                                         6,537            $4,173,674

Total preferred stock
(Cost: $3,369,108)                                               $4,173,674

Short-term securities (1.5%)(f)
Issuer                 Effective               Amount              Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.1%)
Federal Home Loan Mtge Corp Disc Nt
  11-16-04                1.78%            $5,000,000            $4,995,562
Federal Natl Mtge Assn Disc Nt
  11-01-04                1.68                400,000               399,944
Total                                                             5,395,506

Commercial paper (0.4%)
CXC LLC
  11-01-04                1.86              1,700,000             1,699,737

Total short-term securities
(Cost: $7,095,596)                                               $7,095,243

Total investments in securities
(Cost: $428,763,376)(g)                                        $470,865,188

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2004, the value of these securities amounted to $2,795,077 or 0.6% of net assets.

(e) At Oct. 31, 2004, security was partially or fully on loan. See Note 4 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.1% of net assets. See Note 4 to the financial statements. 1.4% of the net assets is the Portfolio's cash equivalent position.

(g) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $430,468,499 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $48,925,438
     Unrealized depreciation                                     (8,528,749)
                                                                 ----------
     Net unrealized appreciation                                $40,396,689
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Growth Portfolio

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $428,763,376)                                 $470,865,188
Cash in bank on demand deposit                                           3,768
Foreign currency holdings (identified cost $1,848,658) (Note 1)      1,863,553
Dividends and accrued interest receivable                              501,981
Receivable for investment securities sold                            4,238,243
Reclaims receivable                                                    677,765
                                                                       -------
Total assets                                                       478,150,498
                                                                   -----------
Liabilities
Payable for investment securities purchased                          3,525,719
Payable upon return of securities loaned (Note 4)                      661,200
Accrued investment management services fee                              10,185
Other accrued expenses                                                  50,420
                                                                        ------
Total liabilities                                                    4,247,524
                                                                     ---------
Net assets                                                        $473,902,974
                                                                  ============
* Including securities on loan, at value (Note 4)                      649,948
                                                                       -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Statement of operations
World Growth Portfolio

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                    $ 7,833,623
Interest                                                                          54,366
Fee income from securities lending (Note 4)                                      124,983
   Less foreign taxes withheld                                                  (667,098)
                                                                                --------
Total income                                                                   7,345,874
                                                                               ---------
Expenses (Note 2):
Investment management services fee                                             3,302,062
Compensation of board members                                                      9,148
Custodian fees                                                                   154,577
Audit fees                                                                        28,500
Other                                                                             14,495
                                                                                  ------
Total expenses                                                                 3,508,782
   Earnings credits on cash balances (Note 2)                                       (783)
                                                                                    ----
Total net expenses                                                             3,507,999
                                                                               ---------
Investment income (loss) -- net                                                3,837,875
                                                                               ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             42,392,252
   Foreign currency transactions                                                  59,726
                                                                                  ------
Net realized gain (loss) on investments                                       42,451,978
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         11,388,618
                                                                              ----------
Net gain (loss) on investments and foreign currencies                         53,840,596
                                                                              ----------
Net increase (decrease) in net assets resulting from operations              $57,678,471
                                                                             ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
World Growth Portfolio

Year ended Oct. 31,                                                                2004               2003
Operations
Investment income (loss) -- net                                               $  3,837,875       $   5,324,642
Net realized gain (loss) on investments                                         42,451,978         (27,567,565)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           11,388,618         109,515,236
                                                                                ----------         -----------
Net increase (decrease) in net assets resulting from operations                 57,678,471          87,272,313
                                                                                ----------          ----------
Proceeds from contributions                                                        954,259           2,304,809
Fair value of withdrawals                                                      (98,738,060)       (163,329,472)
                                                                               -----------        ------------
Net contributions (withdrawals) from partners                                  (97,783,801)       (161,024,663)
                                                                               -----------        ------------
Total increase (decrease) in net assets                                        (40,105,330)        (73,752,350)
Net assets at beginning of year                                                514,008,304         587,760,654
                                                                               -----------         -----------
Net assets at end of year                                                     $473,902,974       $ 514,008,304
                                                                              ============       =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

World Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of companies around the world, including companies located in developed and emerging countries. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004, foreign currency holdings consisted of multiple denominations, primarily European Monetary Units.

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.8% to 0.675% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Threadneedle Global Equity Fund to the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $570,426 for the year ended Oct. 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
21   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC to subadvise the assets of the Fund. Prior to July 10, 2004, AEFC had a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC.

During the year ended Oct. 31, 2004, the Portfolio's custodian fees were reduced by $783 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $508,502,295 and $605,517,694, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2004, securities valued at $649,948 were on loan to brokers. For collateral, the Portfolio received $661,200 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $124,983 for the year ended Oct. 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2004      2003      2002         2001        2000
Ratio of expenses to average daily net assets(a)                         .71%      .74%      .72%         .62%        .73%
Ratio of net investment income (loss) to average daily net assets        .78%     1.01%      .67%         .95%        .27%
Portfolio turnover rate (excluding short-term securities)                104%      132%      123%         218%        131%
Total return(b)                                                        12.26%    18.91%   (15.58%)     (34.42%)      4.95%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Growth Portfolio (a series of World Trust) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Growth Portfolio as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle Global Equity Fund

Oct. 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                             $  473,838,481
Capital shares receivable                                                                                            78,513
                                                                                                                     ------
Total assets                                                                                                    473,916,994
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              134,991
Accrued distribution fee                                                                                              5,337
Accrued service fee                                                                                                      12
Accrued transfer agency fee                                                                                           3,445
Accrued administrative services fee                                                                                     744
Other accrued expenses                                                                                              105,928
                                                                                                                    -------
Total liabilities                                                                                                   250,457
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $  473,666,537
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $      930,654
Additional paid-in capital                                                                                    1,062,595,953
Excess of distributions over net investment income                                                                 (113,507)
Accumulated net realized gain (loss) (Note 5)                                                                  (631,997,273)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            42,250,710
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $  473,666,537
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  364,487,949
                                                            Class B                                          $  103,737,319
                                                            Class C                                          $      958,277
                                                            Class Y                                          $    4,482,992
Net asset value per share of outstanding capital stock:     Class A shares               70,705,385          $         5.16
                                                            Class B shares               21,300,358          $         4.87
                                                            Class C shares                  197,511          $         4.85
                                                            Class Y shares                  862,149          $         5.20
                                                                                            -------          --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Threadneedle Global Equity Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                                      $ 7,832,656
Interest                                                                                            54,354
Fee income from securities lending                                                                 124,983
   Less foreign taxes withheld                                                                    (667,015)
                                                                                                  --------
Total income                                                                                     7,344,978
                                                                                                 ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                3,507,565
Distribution fee
   Class A                                                                                         894,340
   Class B                                                                                       1,283,273
   Class C                                                                                           9,589
Transfer agency fee                                                                              1,467,489
Incremental transfer agency fee
   Class A                                                                                         115,363
   Class B                                                                                          74,953
   Class C                                                                                             581
Service fee -- Class Y                                                                               4,591
Administrative services fees and expenses                                                          284,795
Compensation of board members                                                                        8,432
Printing and postage                                                                               224,315
Registration fees                                                                                   52,349
Audit fees                                                                                           9,500
Other                                                                                               13,439
                                                                                                    ------
Total expenses                                                                                   7,950,574
   Earnings credits on cash balances (Note 2)                                                       (7,264)
                                                                                                    ------
Total net expenses                                                                               7,943,310
                                                                                                 ---------
Investment income (loss) -- net                                                                   (598,332)
                                                                                                  --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                        42,387,650
   Foreign currency transactions                                                                    59,764
                                                                                                    ------
Net realized gain (loss) on investments                                                         42,447,414
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           11,386,564
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           53,833,978
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                                $53,235,646
                                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle Global Equity Fund

Year ended Oct. 31,                                                                         2004              2003
Operations and distributions
Investment income (loss) -- net                                                        $   (598,332)     $     183,979
Net realized gain (loss) on investments                                                  42,447,414        (27,567,201)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    11,386,564        109,506,308
                                                                                         ----------        -----------
Net increase (decrease) in net assets resulting from operations                          53,235,646         82,123,086
                                                                                         ----------         ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                               (95,223)                --
      Class Y                                                                                (2,413)                --
                                                                                         ----------         ----------
Total distributions                                                                         (97,636)                --
                                                                                         ----------         ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                               46,610,187         35,389,682
   Class B shares                                                                         7,409,628          6,481,182
   Class C shares                                                                           260,184            483,450
   Class Y shares                                                                         1,305,145          1,478,386
Reinvestment of distributions at net asset value
   Class A shares                                                                            93,330                 --
   Class Y shares                                                                             2,413                 --
Payments for redemptions
   Class A shares                                                                       (88,638,536)      (134,289,060)
   Class B shares (Note 2)                                                              (57,159,405)       (60,198,322)
   Class C shares (Note 2)                                                                 (378,214)          (553,226)
   Class Y shares                                                                        (2,804,270)        (4,612,498)
                                                                                         ----------         ----------
Increase (decrease) in net assets from capital share transactions                       (93,299,538)      (155,820,406)
                                                                                        -----------       ------------
Total increase (decrease) in net assets                                                 (40,161,528)       (73,697,320)
Net assets at beginning of year                                                         513,828,065        587,525,385
                                                                                        -----------        -----------
Net assets at end of year                                                              $473,666,537      $ 513,828,065
                                                                                       ============      =============
Undistributed (excess of distributions over) net investment income                     $   (113,507)     $      97,478
                                                                                       ------------      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle Global Equity Fund (formerly AXP Global Equity Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Growth Portfolio

The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies around the world that are positioned to meet market needs in a changing world economy.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2004 was 99.99%.

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $484,983 and accumulated net realized loss has been increased by $484,983.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                      2004        2003

Class A
Distributions paid from:
      Ordinary income                                  $95,223       $--
      Long-term capital gain                                --        --
Class B
Distributions paid from:
      Ordinary income                                       --        --
      Long-term capital gain                                --        --
Class C
Distributions paid from:
      Ordinary income                                       --        --
      Long-term capital gain                                --        --
Class Y
Distributions paid from:
      Ordinary income                                    2,413        --
      Long-term capital gain                                --        --

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $   1,024,286
Accumulated long-term gain (loss)                          $(631,430,152)
Unrealized appreciation (depreciation)                     $  40,545,796

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $360,702 for Class A, $106,382 for Class B and $114 for Class C for the year ended Oct. 31, 2004.

During the year ended Oct. 31, 2004, the Fund's transfer agency fees were reduced by $7,264 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended Oct. 31, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                        9,625,192         1,590,230           55,798           264,315
Issued for reinvested distributions            19,608                --               --               504
Redeemed                                  (18,107,612)      (12,478,367)         (81,146)         (572,441)
                                          -----------       -----------          -------          --------
Net increase (decrease)                    (8,462,812)      (10,888,137)         (25,348)         (307,622)
                                           ----------       -----------          -------          --------

                                                                 Year ended Oct. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                        8,499,668         1,658,622          121,148           359,435
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (33,041,539)      (15,356,093)        (137,322)       (1,146,272)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                   (24,541,871)      (13,697,471)         (16,174)         (786,837)
                                          -----------       -----------          -------          --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $631,430,152 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                    2009                    2010                   2011
                $457,285,316            $143,634,885            $30,509,951

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002      2001       2000
Net asset value, beginning of period                                     $4.62       $3.92     $4.69    $ 8.74     $ 9.18
                                                                         -----       -----     -----    ------     ------
Income from investment operations:
Net investment income (loss)                                                --         .01        --       .02       (.02)
Net gains (losses) (both realized and unrealized)                          .54         .69      (.77)    (2.71)       .58
                                                                         -----       -----     -----    ------     ------
Total from investment operations                                           .54         .70      (.77)    (2.69)       .56
                                                                         -----       -----     -----    ------     ------
Less distributions:
Dividends from and in excess of net investment income                       --          --        --      (.02)      (.04)
Distributions from realized gains                                           --          --        --     (1.34)      (.96)
                                                                         -----       -----     -----    ------     ------
Total distributions                                                         --          --        --     (1.36)     (1.00)
                                                                         -----       -----     -----    ------     ------
Net asset value, end of period                                           $5.16       $4.62     $3.92    $ 4.69     $ 8.74
                                                                         -----       -----     -----    ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $364        $366      $406      $714     $1,356
Ratio of expenses to average daily net assets(b)                         1.41%       1.50%     1.39%     1.18%      1.22%
Ratio of net investment income (loss) to average daily net assets         .07%        .26%      .01%      .39%      (.21%)
Portfolio turnover rate (excluding short-term securities)                 104%        132%      123%      218%       131%
Total return(c)                                                         11.72%      17.86%   (16.42%)  (34.83%)     4.74%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002      2001       2000
Net asset value, beginning of period                                     $4.40       $3.76     $4.53    $ 8.53      $9.01
                                                                         -----       -----     -----    ------      -----
Income from investment operations:
Net investment income (loss)                                              (.03)       (.03)     (.04)     (.02)      (.08)
Net gains (losses) (both realized and unrealized)                          .50         .67      (.73)    (2.64)       .56
                                                                         -----       -----     -----    ------      -----
Total from investment operations                                           .47         .64      (.77)    (2.66)       .48
                                                                         -----       -----     -----    ------      -----
Less distributions:
Distributions from realized gains                                           --          --        --     (1.34)      (.96)
                                                                         -----       -----     -----    ------      -----
Net asset value, end of period                                           $4.87       $4.40     $3.76    $ 4.53      $8.53
                                                                         -----       -----     -----    ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $104        $142      $173      $309       $575
Ratio of expenses to average daily net assets(b)                         2.18%       2.27%     2.16%     1.95%      1.98%
Ratio of net investment income (loss) to average daily net assets        (.66%)      (.52%)    (.77%)    (.38%)     (.95%)
Portfolio turnover rate (excluding short-term securities)                 104%        132%      123%      218%       131%
Total return(c)                                                         10.68%      17.02%   (17.00%)  (35.38%)     3.89%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002      2001       2000(b)
Net asset value, beginning of period                                     $4.38       $3.75     $4.52    $ 8.54     $ 9.57
                                                                         -----       -----     -----    ------     ------
Income from investment operations:
Net investment income (loss)                                              (.02)       (.03)     (.04)     (.02)      (.01)
Net gains (losses) (both realized and unrealized)                          .49         .66      (.73)    (2.64)     (1.02)
                                                                         -----       -----     -----    ------     ------
Total from investment operations                                           .47         .63      (.77)    (2.66)     (1.03)
                                                                         -----       -----     -----    ------     ------
Less distributions:
Dividends from and in excess of net investment income                       --          --        --      (.02)        --
Distributions from realized gains                                           --          --        --     (1.34)        --
                                                                         -----       -----     -----    ------     ------
Total distributions                                                         --          --        --     (1.36)        --
                                                                         -----       -----     -----    ------     ------
Net asset value, end of period                                           $4.85       $4.38     $3.75    $ 4.52     $ 8.54
                                                                         -----       -----     -----    ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1          $1        $1        $1         $1
Ratio of expenses to average daily net assets(c)                         2.19%       2.29%     2.19%     1.95%      1.98%(d)
Ratio of net investment income (loss) to average daily net assets        (.69%)      (.52%)    (.78%)    (.42%)    (1.15%)(d)
Portfolio turnover rate (excluding short-term securities)                 104%        132%      123%      218%       131%
Total return(e)                                                         10.73%      16.80%   (17.04%)  (35.37%)   (10.76%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003      2002      2001       2000
Net asset value, beginning of period                                     $4.65       $3.94     $4.70    $ 8.76     $ 9.20
                                                                         -----       -----     -----    ------     ------
Income from investment operations:
Net investment income (loss)                                               .01         .02       .01       .04       (.01)
Net gains (losses) (both realized and unrealized)                          .54         .69      (.77)    (2.73)       .58
                                                                         -----       -----     -----    ------     ------
Total from investment operations                                           .55         .71      (.76)    (2.69)       .57
                                                                         -----       -----     -----    ------     ------
Less distributions:
Dividends from and in excess of net investment income                       --          --        --      (.03)      (.05)
Distributions from realized gains                                           --          --        --     (1.34)      (.96)
                                                                         -----       -----     -----    ------     ------
Total distributions                                                         --          --        --     (1.37)     (1.01)
                                                                         -----       -----     -----    ------     ------
Net asset value, end of period                                           $5.20       $4.65     $3.94    $ 4.70     $ 8.76
                                                                         -----       -----     -----    ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4          $5        $8       $12        $20
Ratio of expenses to average daily net assets(b)                         1.23%       1.30%     1.21%     1.01%      1.05%
Ratio of net investment income (loss) to average daily net assets         .25%        .43%      .18%      .55%      (.06%)
Portfolio turnover rate (excluding short-term securities)                 104%        132%      123%      218%       131%
Total return(c)                                                         11.88%      18.02%   (16.17%)  (34.78%)     4.86%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Threadneedle Global Equity Fund (formerly AXP Global Equity Fund) (a series of AXP Global Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Threadneedle Global Equity Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
36   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Threadneedle Global Equity Fund
Fiscal year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                          100%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00124

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                              100%
     Dividends Received Deduction for corporations                          100%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.00214

--------------------------------------------------------------------------------
37   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
38   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

                                                          Beginning                  Ending                     Expenses paid
                                                        account value             account value               during the period
                                                         May 1, 2004              Oct. 31, 2004           May 1, 2004-Oct. 31, 2004
Class A
     Actual(a)                                             $1,000                   $1,061.70                     $7.23(b)
     Hypothetical (5% return before expenses)              $1,000                   $1,017.85                     $7.07(b)
Class B
     Actual(a)                                             $1,000                   $1,056.40                    $11.15(c)
     Hypothetical (5% return before expenses)              $1,000                   $1,014.02                    $10.92(c)
Class C
     Actual(a)                                             $1,000                   $1,054.30                    $11.19(d)
     Hypothetical (5% return before expenses)              $1,000                   $1,013.97                    $10.97(d)
Class Y
     Actual(a)                                             $1,000                   $1,061.20                     $6.30(e)
     Hypothetical (5% return before expenses)              $1,000                   $1,018.75                     $6.17(e)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +6.17% for Class A, +5.64% for Class B, +5.43% for Class C and +6.12% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.18%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
39   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
40   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
41   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
42   --   AXP THREADNEEDLE GLOBAL EQUITY FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
         Emerging Markets
                   Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2004

AXP Threadneedle Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                3

Performance Summary                                          4

Questions & Answers
   with Portfolio Management                                 5

The Fund's Long-term Performance                            10

Investments in Securities                                   12

Financial Statements (Portfolio)                            16

Notes to Financial Statements (Portfolio)                   19

Report of Independent Registered
   Public Accounting Firm (Portfolio)                       23

Financial Statements (Fund)                                 24

Notes to Financial Statements (Fund)                        27

Report of Independent Registered
   Public Accounting Firm (Fund)                            37

Federal Income Tax Information                              38

Fund Expenses Example                                       39

Board Members and Officers                                  41

Proxy Voting                                                43

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AT OCT. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers*               Since               Years in industry
Julian Thompson                    1/00                      11
Jules Mort                        10/03                       7

* The Fund is managed by a team led by Julian Thompson and Jules Mort.

FUND OBJECTIVE

For investors seeking for long-term growth of capital.

Inception dates by class
A: 11/13/96          B: 11/13/96    C: 6/26/00       Y: 11/13/96

Ticker symbols by class

A: IDEAX             B: IEMBX       C: --            Y: --

Total net assets                                         $295.7 million

Number of holdings                                                   74

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

           STYLE
VALUE      BLEND       GROWTH
             X                 LARGE
             X                 MEDIUM  SIZE
             X                 SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

South Korea 13.3%
Brazil 12.4%
Mexico 11.1%
Taiwan 11.0%
South Africa 8.9%
Russia 6.5%
India 4.5%
Hong Kong 4.1%
Thailand 4.0%
Turkey 3.9%
Israel 3.7%
China 2.9%
United States 2.8%
Hungary 2.3%
Malaysia 1.9%
United Kingdom 1.5%
Indonesia 1.1%
Singapore 1.0%
Other* 3.1%

* Includes Estonia, Netherlands, Peru and Philippine Islands.

TOP TEN HOLDINGS

Percentage of portfolio assets

Samsung Electronics (South Korea)                                   4.6%
America Movil ADR Series L (Mexico)                                 4.1
Petroleo Brasileiro ADR (Brazil)                                    2.8
Chinatrust Financial Holding (Taiwan)                               2.7
LUKOIL ADR (Russia)                                                 2.6
POSCO (South Korea)                                                 2.5
Gedeon Richter (Hungary)                                            2.3
Cia Vale do Rio Doce ADR (Brazil)                                   2.1
Hana Bank (South Korea)                                             2.1
Teva Pharmaceutical Inds ADR (Israel)                               2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2004

               (bar 1)           (bar 2)          (bar 3)
               +16.09%           +19.40%          +21.58%

(bar 1) AXP Threadneedle Emerging Markets Fund Class A (excluding sales charge)

(bar 2) Morgan Stanley Capital International (MSCI) Emerging Markets Index
        (unmanaged)

(bar 3) Lipper Emerging Markets Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  Class A                  Class B                     Class C                  Class Y
(Inception dates)               (11/13/96)               (11/13/96)                   (6/20/00)               (11/13/96)
                              NAV(1)    POP(2)      NAV(1)    After CDSC(3)    NAV(1)     After CDSC(4)   NAV(5)     POP(5)
as of Oct. 31, 2004
1 year                       +16.09%    +9.42%     +15.18%       +11.18%       +15.37%       +15.37%     +16.50%    +16.50%
3 years                      +19.76%   +17.42%     +18.86%       +18.15%       +19.00%       +19.00%     +20.02%    +20.02%
5 years                       +4.90%    +3.67%      +4.14%        +3.97%         N/A           N/A        +5.20%     +5.20%
Since inception               +3.41%    +2.64%      +2.63%        +2.63%        +1.43%        +1.43%      +3.62%     +3.62%

as of Sept. 30, 2004
1 year                       +22.44%   +15.41%     +21.54%       +17.54%       +21.26%       +21.26%     +22.60%    +22.60%
3 years                      +20.88%   +18.52%     +19.94%       +19.24%       +20.02%       +20.02%     +21.06%    +21.06%
5 years                       +5.07%    +3.83%      +4.26%        +4.09%         N/A           N/A        +5.34%     +5.34%
Since inception               +3.04%    +2.27%      +2.26%        +2.26%        +0.69%        +0.69%      +3.24%     +3.24%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's positioning and results for fiscal year 2004. Threadneedle, an indirect wholly owned subsidiary of American Express Financial Corporation, acts as the subadviser to the Fund.

Q: How did AXP Threadneedle Emerging Markets Fund perform for the 12-month period ended Oct. 31, 2004?

A: AXP Threadneedle Emerging Markets Fund rose 16.09% (Class A shares excluding sales charge) for the 12 months ended Oct. 31, 2004. This was less than the Fund's benchmark, the MSCI Emerging Markets Free Index, which advanced 19.40% for the period. The Fund's peer group, represented by the Lipper Emerging Markets Funds Index, was up 21.58% for the same time frame.

Q:  How did market conditions and country positioning affect performance?

A: Most of the Fund's relative underperformance came in November and December of 2003. At the time, we were concerned about the rising value of currencies such as the South African rand and the potential negative impact on earnings for firms in the materials sector. We maintained a lower-than-MSCI Index position in materials and energy stocks during the period, and this negatively affected results.

Asia

    We started the 2004 fiscal period with a strong position in Asia (about 60% of the portfolio). In April, as Asian stock markets peaked, particularly in the information technology sector, we reduced the Fund's allocation to Asian countries, gradually bringing it down to 43% at fiscal year ended Oct. 31, 2004. More specifically in the spring, we became concerned that the Chinese economy was overheating and reduced our exposure to China and other Asian countries. A poor performer for the Fund during the period was Samsung Electronics. We reduced the number of shares we owned.

Latin America

    In fiscal year 2004, we increased the Fund's weighting in Latin America, up from 18% the same time last year to approximately 23% for fiscal year 2004. Highlights included:

    o A pick up in the Brazilian economy, as well as strong growth in consumer demand for credit. Banco Itau Holding Financeira in Brazil performed very well and was one of the larger holdings in the Fund as of Oct. 31, 2004.

    o A resilient Mexican economy. Mexico saw a lot of consumption growth amid low interest rates and increased credit use by consumers.

--------------------------------------------------------------------------------
5   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Most of the Fund's relative underperformance came in November and December of 2003. At the time, we were concerned about the rising currencies such as the South African rand and the potential negative impact on earnings for firms in the materials sector. (end callout quote)

    One of our largest holdings and strongest performer in the telecom sector was America Movil, which is a cellular telecom operator in Mexico that has 80% of the Mexican market.

    o No exposure to Argentina, Colombia or Venezuela during the period because of political and economic uncertainties in these countries.

Russia and Eastern Europe

    At the beginning of the period we only had about 3% in Russia because we were worried about the impact of Russian oil company Yukos' potential bankruptcy on the market overall. The market ended up correcting quite a bit and we bought back in. We continue to run with a relatively high position in Russia. LUKOIL, one of Russia's largest oil exporters, has performed slightly ahead of the energy sector overall, which contributed positively to performance.

Q: How is the Fund's overall portfolio currently allocated with respect to sectors?

A: We have consistently held a high weighting in financials as we explore exposure to domestic growth within emerging markets. Financials picked up near the end of the period particularly with the realization of strong emerging currencies against the weak dollar, which means that domestic interest rates will remain relatively low and may allow a durable credit cycle to develop in emerging markets.

    Telecommunications services was a strong performer for the portfolio during the period. America Movil in Mexico and Mobile Telesystems in Russia have both delivered exceptional returns over the last year on the back of strong subscriber growth.

--------------------------------------------------------------------------------
6   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Questions & Answers

(line chart)

               The Rise of the Euro and the Decline of the Dollar
                         Oct. 31, 2001 to Oct. 31, 2004

Exchange Rate (Dollar to Euro)

10/01    $0.90
11/01    $0.90
12/01    $0.89
 1/02    $0.86
 2/02    $0.87
 3/02    $0.87
 4/02    $0.90
 5/02    $0.93
 6/02    $0.99
 7/02    $0.98
 8/02    $0.98
 9/02    $0.99
10/02    $0.99
11/02    $0.99
12/02    $1.05
 1/03    $1.08
 2/03    $1.08
 3/03    $1.09
 4/03    $1.12
 5/03    $1.18
 6/03    $1.15
 7/03    $1.12
 8/03    $1.10
 9/03    $1.17
10/03    $1.16
11/03    $1.20
12/03    $1.26
 1/04    $1.25
 2/04    $1.25
 3/04    $1.23
 4/04    $1.20
 5/04    $1.22
 6/04    $1.22
 7/04    $1.20
 8/04    $1.22
 9/04    $1.24
10/04    $1.28

Source: Bloomberg

This chart shows how much the euro has risen in value against the U.S. dollar over the past three years. As of Oct. 31, 2004, it took $1.28 to buy a euro compared to $0.90 three years ago, a 43% increase. During the past fiscal year, emerging markets began to price in a structurally weak U.S. dollar.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: We remain positive on emerging markets as an asset class and continue to believe that emerging markets are in the early stages of a durable economic cycle focused on growth in domestic consumption. There have been further signs recently, particularly in Asia, that economies in that region are successfully making the transition from export driven growth to domestic consumption. Likewise, in Latin America we have seen growing evidence of a cyclical recovery in domestic demand in both Brazil and Mexico. For this reason the Fund remains focused on domestic sectors such as financials, telecommunications and consumer staples.

    Emerging market economies appear fundamentally sound for the medium term (as illustrated by the emerging market gross domestic product (GDP) growth rate chart). Emerging economies

--------------------------------------------------------------------------------
7   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Questions & Answers

    are well positioned to withstand a higher cost of capital as the U.S. continues to raise interest rates. Because leverage is much lower throughout emerging markets economies than in previous cycles of rising interest rates, we expect the asset class to remain relatively resilient in the face of rising U.S. rates and expect current levels of growth to be sustained, with the possible exception of China. The Fund is focused on companies we think have strong growth franchises supported by good cash flow and high quality management.

    In terms of geographic exposure, the Fund remains cautious on the Chinese market. We are skeptical of a recovery in domestic consumption in South Korea. In Africa the Fund has minimal exposure to South African commodity producers. However, the Fund has relatively high exposure in Russia at around 6.5% of the Fund. We also have increased exposure in Latin America, which is enjoying both strong commodity prices and a domestic recovery. Mexico represents the Fund's largest position relative to the MSCI Emerging Markets Free Index, though in absolute terms, the Latin American exposure is approximately equally split between Mexico and Brazil.

--------------------------------------------------------------------------------
8   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Questions & Answers

(bar chart)

                 Historical Economic Growth in Emerging Markets
                    and Threadneedle's Current Expectations

(bar 1) (bar 2) (bar 3)       (bar 1) (bar 2) (bar 3)    (bar 1) (bar 2) (bar 3)
 +2.4%   +1.1%   +2.0%         +5.7%   +4.6%   +3.7%      +4.7%   +3.6%   +3.6%
     7-year average                2004 estimate               2005 estimate

REGION

(bar 1)  Asia
(bar 2)  Latin American
(bar 3)  Europe, Middle East and Africa

Source: Threadneedle Limited International

The chart above shows the seven year average Gross Domestic Product (GDP) growth in different emerging market regions compared to what Threadneedle believes may be the growth rate for calendar years 2004 and 2005. GDP is the value of goods and services. As you can see, Threadneedle expects growth around the world to slow in the year ahead, but still be well above its seven-year average.

--------------------------------------------------------------------------------
9   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Threadneedle Emerging Markets Fund Class A shares (from 12/1/96 to 10/31/04) as compared to the performance of two widely cited performance indices, the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                 Class A
                                      Short-term        Long-term
Fiscal year ended       Income       capital gains    capital gains      Total
Oct. 31, 2004            $0.06           $--               $--           $0.06
Oct. 31, 2003               --            --                --              --
Oct. 31, 2002               --            --                --              --
Oct. 31, 2001               --            --                --              --
Oct. 31, 2000               --            --                --              --

--------------------------------------------------------------------------------
10   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

(line chart)

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP THREADNEEDLE EMERGING MARKETS FUND

AXP Threadneedle Emerging Markets Fund
(includes sales charge)                 $ 9,425   $10,070    $6,672    $9,687    $9,339   $7,165    $7,766   $10,601   $12,307
MSCI Emerging Markets Free Index(1)     $10,000   $ 9,001    $6,212    $8,984    $8,192   $6,270    $6,800   $10,114   $12,076
Lipper Emerging Markets Funds Index(2)  $10,000   $ 9,402    $6,283    $8,571    $8,204   $6,382    $6,837   $10,144   $12,333
                                        12/1/96    10/97      10/98     10/99     10/00     10/01    10/02    10/03     10/04

COMPARATIVE RESULTS

Results as of Oct. 31, 2004                                                                                      Since
                                                                       1 years      3 years      5 years     inception(3)
AXP Threadneedle Emerging Markets Fund (includes sales charge)
Class A    Cumulative value of $10,000                                 $10,942      $16,189      $11,975       $12,307
           Average annual total return                                  +9.42%      +17.42%       +3.67%        +2.64%
MSCI Emerging Markets Free Index(1)
           Cumulative value of $10,000                                 $11,940      $19,261      $13,445       $12,076
           Average annual total return                                 +19.40%      +24.42%       +6.10%        +2.41%
Lipper Emerging Markets Funds Index(2)
           Cumulative value of $10,000                                 $12,158      $19,326      $14,390       $12,333
           Average annual total return                                 +21.58%      +24.56%       +7.55%        +2.68%

Fund results for other share classes can be found on page 4.

(1) MSCI Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Nov. 13, 1996. MSCIEmerging Markets Free Index and Lipper Index data is from Dec. 1, 1996.

--------------------------------------------------------------------------------
11   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Investments in Securities

Emerging Markets Portfolio

Oct. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (91.4%)(c)
Issuer                                            Shares           Value(a)

Brazil (10.0%)

Chemicals (0.8%)
Braskem ADR                                       66,150(b)      $2,421,090

Energy (2.7%)
Petroleo Brasileiro ADR                          244,496          7,970,570

Metals (2.0%)
Cia Vale do Rio Doce ADR                         331,788          6,038,542

Paper & packaging (1.1%)
Aracruz Celulose ADR                              95,957          3,231,832

Textiles & apparel (0.2%)
Grenedene                                         46,425(b)         564,672

Utilities -- electric (0.8%)
Cia Energetica de
  Minas Gerais                               100,900,000          2,330,907

Utilities -- telephone (2.4%)
Brasil Telecom Participacoes ADR                 141,374          4,334,526
Tele Norte Leste
  Participacoes ADR                              217,725          2,847,843
Total                                                             7,182,369

China (2.8%)

Metals (1.1%)
Yanzhou Coal Mining Cl H                       2,566,000          3,379,222

Telecom equipment & services (1.0%)
China Telecom Cl H                             8,800,000          2,826,565

Utilities -- electric (0.7%)
Datang Intl Power Generation                   2,602,000          2,072,694

Estonia (0.8%)

Banks and savings & loans
Hansabank                                        242,625          2,452,658

Hong Kong (4.0%)

Financial services (1.0%)
Hong Kong Exchanges
  and Clearing                                 1,252,000          2,847,173

Real estate (1.0%)
Sun Hung Kai Properties                          326,000          3,015,688

Retail -- general (2.0%)
Esprit Holdings                                  580,000          3,099,971
Giordano Intl                                  5,082,000          2,840,273
Total                                                             5,940,244

Hungary (2.2%)

Health care products
Gedeon Richter                                    56,160          6,645,903

India (4.4%)

Banks and savings & loans (1.4%)
Housing Development Finance                       90,771          1,279,085
State Bank of India GDR                          108,232          2,859,489
Total                                                             4,138,574

Beverages & tobacco (1.3%)
ITC                                              166,009          3,978,253

Computer software & services (1.7%)
Infosys Technologies                             113,851          4,782,582

Indonesia (1.1%)

Banks and savings & loans
Bank Mandiri                                  18,024,500          3,126,496

Israel (3.5%)

Computer software & services (1.5%)
Check Point Software
  Technologies                                   197,926(b)       4,477,284

Health care products (2.0%)
Teva Pharmaceutical Inds ADR                     227,620          5,918,120

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Malaysia (1.8%)

Banks and savings & loans (0.8%)
Malayan Banking                                  773,200         $2,241,159

Leisure time & entertainment (1.0%)
Resorts World                                  1,228,100          3,090,476

Mexico (10.6%)

Beverages & tobacco (1.9%)
Fomento Economico
  Mexicano ADR                                    62,649          2,762,821
Grupo Modelo Series C                          1,122,400          2,876,901
Total                                                             5,639,722

Building materials & construction (0.8%)
CEMEX ADR                                         85,633          2,481,644

Cellular telecommunications (4.0%)
America Movil ADR Series L                       268,021         11,792,924

Media (1.7%)
Grupo Televisa ADR                                91,000          5,005,000

Real estate (0.9%)
Consorcio ARA                                    974,500(b)       2,605,931

Retail -- general (1.3%)
Wal-Mart de Mexico Series C                    1,217,521          3,978,723

Netherlands Antilles (0.7%)

Beverages & tobacco
Efes Breweries Intl GDR                           71,315(b,d)     1,978,991

Peru (0.8%)

Precious metals
Compania de Minas
  Buenaventura ADR                                90,039          2,236,569

Philippine Islands (0.7%)

Utilities -- telephone
Philippine Long Distance Telephone                86,230(b)       2,154,600

Russia (6.2%)

Energy (3.5%)
LUKOIL ADR                                        59,256          7,392,186
Surgutneftegax ADR                                71,676          2,859,872
Total                                                            10,252,058

Precious metals (0.7%)
JSC MMC Norilsk Nickel ADR                        33,331          2,069,855

Utilities -- natural gas (0.5%)
OAO Gazprom ADR                                   42,990(d)       1,606,106

Utilities -- telephone (1.5%)
Mobile Telesystems ADR                            30,730          4,459,538

Singapore (1.0%)

Banks and savings & loans
DBS Group Holdings                               304,000          2,852,400

South Africa (8.5%)

Banks and savings & loans (3.9%)
ABSA Group                                       278,827          3,065,642
FirstRand                                      1,584,317          3,158,858
Standard Bank Group                              610,267          5,387,831
Total                                                            11,612,331

Energy equipment & services (1.0%)
Sasol                                            154,260          3,075,682

Insurance (1.2%)
Sanlam                                         2,007,100          3,550,582

Retail -- general (1.2%)
JD Group                                         376,395          3,520,712

Telecom equipment & services (1.2%)
Telkom                                           248,605          3,537,046

South Korea (12.9%)

Automotive & related (1.9%)
Hyundai Motor GDR                                242,020(d)       5,743,135

Banks and savings & loans (2.0%)
Hana Bank                                        239,420          5,980,953

Beverages & tobacco (1.0%)
KT&G                                             105,350          2,918,935

Electronics (4.5%)
Samsung Electronics                               33,330         13,092,492

Metals (2.5%)
POSCO                                             47,850          7,163,494

Retail -- general (1.0%)
Shinsegae                                         10,740          3,023,730

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Taiwan (10.5%)

Banks and savings & loans (4.2%)
Chinatrust Financial Holding                   6,638,234         $7,575,758
E.Sun Financial Holdings                       2,971,000          2,029,019
Taishin Financial Holdings                     3,502,360          2,863,994
Total                                                            12,468,771

Computer hardware (0.9%)
Asustek Computer                               1,259,800          2,792,428

Electronics (2.9%)
Acer                                           1,834,172          2,686,566
Taiwan Semiconductor Mfg                       4,483,774          5,882,561
Total                                                             8,569,127

Insurance (1.5%)
Cathay Financial Holding                       2,340,000          4,485,847

Textiles & apparel (1.0%)
Far Eastern Textile                            4,364,000          2,914,998

Thailand (3.9%)

Banks and savings & loans (3.2%)
Bangkok Bank                                   1,793,200(b)       4,193,598
Kasikornbank                                   4,505,600(b)       5,158,665
Total                                                             9,352,263

Utilities -- telephone (0.7%)
Advanced Info Service                            927,700          2,113,032

Turkey (3.7%)

Banks and savings & loans (0.6%)
Akbank                                       402,393,539          1,810,499

Beverages & tobacco (0.9%)
Anadolu Efes Biracilik
  ve Malt Sanayil                            161,187,526          2,541,048

Furniture & appliances (0.5%)
Arcelik                                      251,090,026(b)       1,520,471

Telecom equipment & services (1.7%)
Turkcell Iletisim Hizmetleri                 832,672,402          5,098,569

United Kingdom (1.4%)

Metals
BHP Billiton                                     416,902          4,257,411

Total common stocks
(Cost: $236,401,590)                                           $270,930,690

Preferred stock (1.9%)(c)

Issuer                                            Shares           Value(a)

Brazil
Banco Itau Holding Financeira                     47,380         $5,721,421

Total preferred stock
(Cost: $3,761,433)                                               $5,721,421

Short-term securities (2.7%)
Issuer                 Effective                  Amount           Value(a)
                         yield                  payable at
                                                 maturity

U.S. government agency (1.7%)
Federal Natl Mtge Assn Disc Nt
  12-14-04                1.83%               $5,000,000         $4,988,311

Commercial paper (1.0%)
CXC LLC
  11-01-04                1.86                 3,100,000          3,099,520

Total short-term securities
(Cost: $8,087,992)                                               $8,087,831

Total investments in securities
(Cost: $248,251,015)(e)                                        $284,739,942

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2004, the value of these securities amounted to $9,328,232 or 3.1% of net assets.

(e) At Oct. 31, 2004, the cost of securities for federal income tax purposes was $248,647,799 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $41,993,058
     Unrealized depreciation                                     (5,900,915)
                                                                 ----------
     Net unrealized appreciation                                $36,092,143
                                                                -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Emerging Markets Portfolio

Oct. 31, 2004
Assets
Investments in securities, at value (Note 1)
   (identified cost $248,251,015)                                  $284,739,942
Foreign currency holdings (identified cost $3,452,911) (Note 1)       3,473,781
Dividends and accrued interest receivable                                93,818
Receivable for investment securities sold                             9,408,724
                                                                      ---------
Total assets                                                        297,716,265
                                                                    -----------
Liabilities
Disbursements in excess of cash on demand deposit                        47,166
Payable for investment securities purchased                           1,274,562
Accrued investment management services fee                                8,813
Other accrued expenses                                                   85,624
                                                                         ------
Total liabilities                                                     1,416,165
                                                                      ---------
Net assets                                                         $296,300,100
                                                                   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Statement of operations
Emerging Markets Portfolio

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $ 6,995,537
Interest                                                                           117,227
Fee income from securities lending (Note 3)                                            256
   Less foreign taxes withheld                                                    (942,019)
                                                                                  --------
Total income                                                                     6,171,001
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                               2,770,886
Compensation of board members                                                        8,482
Custodian fees                                                                     291,850
Audit fees                                                                          24,000
Other                                                                               17,262
                                                                                    ------
Total expenses                                                                   3,112,480
                                                                                 ---------
   Earnings credits on cash balances (Note 2)                                         (794)
Total net expenses                                                               3,111,686
                                                                                 ---------
Investment income (loss) -- net                                                  3,059,315
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               48,342,092
   Foreign currency transactions                                                  (263,034)
                                                                                  --------
Net realized gain (loss) on investments                                         48,079,058
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (9,980,094)
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           38,098,964
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $41,158,279
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
Emerging Markets Portfolio

Year ended Oct. 30,                                                                2004               2003
Operations
Investment income (loss) -- net                                               $  3,059,315       $  2,490,540
Net realized gain (loss) on investments                                         48,079,058         17,305,707
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (9,980,094)        50,708,763
                                                                                ----------         ----------
Net increase (decrease) in net assets resulting from operations                 41,158,279         70,505,010
                                                                                ----------         ----------
Proceeds from contributions                                                     22,729,634         40,823,634
Fair value of withdrawals                                                      (13,403,405)       (63,961,807)
                                                                               -----------        -----------
Net contributions (withdrawals) from partners                                    9,326,229        (23,138,173)
                                                                                 ---------        -----------
Total increase (decrease) in net assets                                         50,484,508         47,366,837
Net assets at beginning of year                                                245,815,592        198,448,755
                                                                               -----------        -----------
Net assets at end of year                                                     $296,300,100       $245,815,592
                                                                              ============       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

Emerging Markets Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of emerging markets companies. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation
(AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2004 foreign currency holdings consisted of multiple denominations, primarily Taiwan Dollars.

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 1.10% to 1.00% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Threadneedle Emerging Markets Fund to the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $232,104 for the year ended Oct. 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
21   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC to subadvise the assets of the Fund. Prior to July 10, 2004, AEFC had a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC.

During the year ended Oct. 31, 2004, the Portfolio's custodian fees were reduced by $794 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $337,446,962 and $340,663,620, respectively, for the year ended Oct. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $256 for the year ended Oct. 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                                2004      2003      2002      2001      2000
Ratio of expenses to average daily net assets(a)                           1.14%     1.20%     1.23%     1.20%     1.17%
Ratio of net investment income (loss) to average daily net assets          1.12%     1.20%      .63%      .79%      .28%
Portfolio turnover rate (excluding short-term securities)                   128%      174%      226%      193%      143%
Total return(b)                                                           17.03%    37.59%     9.39%   (22.59%)   (2.86%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Emerging Markets Portfolio (a series of World Trust) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle Emerging Markets Fund

Oct. 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                       $296,190,895
Capital shares receivable                                                                                   100,738
                                                                                                            -------
Total assets                                                                                            296,291,633
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      349,531
Accrued distribution fee                                                                                      3,310
Accrued service fee                                                                                              50
Accrued transfer agency fee                                                                                   1,578
Accrued administrative services fee                                                                             790
Other accrued expenses                                                                                      248,496
                                                                                                            -------
Total liabilities                                                                                           603,755
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $295,687,878
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    477,168
Additional paid-in capital                                                                              333,376,180
Undistributed net investment income                                                                         874,641
Accumulated net realized gain (loss) (Note 5)                                                           (75,556,881)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    36,516,770
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $295,687,878
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $190,500,049
                                                              Class B                                  $ 73,255,622
                                                              Class C                                  $  1,211,363
                                                              Class I                                  $ 12,706,944
                                                              Class Y                                  $ 18,013,900
Net asset value per share of outstanding capital stock:       Class A shares       30,359,602          $       6.27
                                                              Class B shares       12,316,180          $       5.95
                                                              Class C shares          203,071          $       5.97
                                                              Class I shares        1,999,415          $       6.36
                                                              Class Y shares        2,838,508          $       6.35
                                                                                    ---------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Threadneedle Emerging Markets Fund

Year ended Oct. 31, 2004
Investment income
Income:
Dividends                                                                      $ 6,992,937
Interest                                                                           117,225
Fee income from securities lending                                                     256
   Less foreign taxes withheld                                                    (941,669)
                                                                                  --------
Total income                                                                     6,168,749
                                                                                 ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                3,110,528
Distribution fee
   Class A                                                                         438,042
   Class B                                                                         756,560
   Class C                                                                           9,336
Transfer agency fee                                                                675,065
Incremental transfer agency fee
   Class A                                                                          51,799
   Class B                                                                          37,265
   Class C                                                                             426
Service fee -- Class Y                                                              18,278
Administrative services fees and expenses                                          271,857
Compensation of board members                                                        8,107
Printing and postage                                                               110,340
Registration fees                                                                   49,172
Audit fees                                                                           8,000
Other                                                                                7,274
                                                                                     -----
Total expenses                                                                   5,552,049
   Earnings credits on cash balances (Note 2)                                       (4,095)
                                                                                    ------
Total net expenses                                                               5,547,954
                                                                                 ---------
Investment income (loss) -- net                                                    620,795
                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                        48,323,810
   Foreign currency transactions                                                  (262,934)
                                                                                  --------
Net realized gain (loss) on investments                                         48,060,876
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (9,976,656)
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           38,084,220
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $38,705,015
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle Emerging Markets Fund

Year ended Oct. 31,                                                                         2004                     2003
Operations and distributions
Investment income (loss) -- net                                                         $    620,795           $    320,873
Net realized gain (loss) on investments                                                   48,060,876             17,299,589
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     (9,976,656)            50,690,349
                                                                                          ----------             ----------
Net increase (decrease) in net assets resulting from operations                           38,705,015             68,310,811
                                                                                          ----------             ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (1,739,711)                    --
      Class B                                                                               (347,165)                    --
      Class C                                                                                 (2,977)                    --
      Class Y                                                                               (233,251)                    --
                                                                                        ------------           ------------
Total distributions                                                                       (2,323,104)                    --
                                                                                        ------------           ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                                51,336,374             46,522,730
   Class B shares                                                                         13,065,540              4,677,343
   Class C shares                                                                            710,046              1,881,668
   Class I shares                                                                         12,072,940                     --
   Class Y shares                                                                          3,109,037             17,134,059
Reinvestment of distributions at net asset value
   Class A shares                                                                          1,721,050                     --
   Class B shares                                                                            343,304                     --
   Class C shares                                                                              2,764                     --
   Class Y shares                                                                            233,251                     --
Payments for redemptions
   Class A shares                                                                        (41,601,391)           (66,453,449)
   Class B shares (Note 2)                                                               (21,634,907)           (17,438,584)
   Class C shares (Note 2)                                                                  (205,777)            (1,963,556)
   Class I shares                                                                             (2,074)                    --
   Class Y shares                                                                         (5,555,746)            (5,243,858)
                                                                                          ----------             ----------
Increase (decrease) in net assets from capital share transactions                         13,594,411            (20,883,647)
                                                                                          ----------            -----------
Total increase (decrease) in net assets                                                   49,976,322             47,427,164
Net assets at beginning of year                                                          245,711,556            198,284,392
                                                                                         -----------            -----------
Net assets at end of year                                                               $295,687,878           $245,711,556
                                                                                        ============           ============
Undistributed (excess of distributions over) net investment income                      $    874,641           $   (284,054)
                                                                                        ------------           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle Emerging Markets Fund (formerly AXP Emerging Markets Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 4.30% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio

The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of emerging markets companies.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Oct. 31, 2004 was 99.96%.

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,861,004 and accumulated net realized loss has been increased by $2,861,004.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                           2004             2003
Class A
Distributions paid from:
      Ordinary income                      $1,739,711          $--
      Long-term capital gain                       --           --
Class B
Distributions paid from:
      Ordinary income                         347,165           --
      Long-term capital gain                       --           --
Class C
Distributions paid from:
      Ordinary income                           2,977           --
      Long-term capital gain                       --           --
Class I*
Distributions paid from:
      Ordinary income                              --          N/A
      Long-term capital gain                       --          N/A
Class Y
Distributions paid from:
      Ordinary income                         233,251           --
      Long-term capital gain                       --           --

* Inception date was March 4, 2004.

At Oct. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                         $  1,106,679
Accumulated long-term gain (loss)                     $(75,392,313)
Unrealized appreciation (depreciation)                $ 36,120,164

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.10% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $513,194 for Class A, $43,590 for Class B and $45 for Class C for the year ended Oct. 31, 2004.

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement net expenses will not exceed 1.99% for Class A, 2.75% for Class B, 2.75% for Class C, 1.47% for Class I and 1.82% for Class Y.

During the year ended Oct. 31, 2004, the Fund's transfer agency fees were reduced by $4,095 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2004
                                              Class A        Class B     Class C     Class I*      Class Y
Sold                                        8,624,819      2,280,081     122,428    1,999,746      521,530
Issued for reinvested distributions           308,432         64,531         518           --       41,430
Redeemed                                   (7,033,449)    (3,919,054)    (37,461)        (331)    (917,351)
                                           ----------     ----------     -------    ---------     --------
Net increase (decrease)                     1,899,802     (1,574,442)     85,485    1,999,415     (354,391)
                                            ---------     ----------      ------    ---------     --------

* Inception date was March 4, 2004.

                                                               Year ended Oct. 31, 2003
                                              Class A        Class B     Class C      Class I      Class Y
Sold                                       10,502,183      1,107,124     439,743          N/A    4,214,232
Issued for reinvested distributions                --             --          --          N/A           --
Redeemed                                  (15,064,186)    (4,225,912)   (453,986)         N/A   (1,112,507)
                                          -----------     ----------    --------        -----   ----------
Net increase (decrease)                    (4,562,003)    (3,118,788)    (14,243)         N/A    3,101,725
                                           ----------     ----------     -------        -----    ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Oct. 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $75,392,313 at Oct. 31, 2004, that if not offset by capital gains will expire in 2009. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003        2002       2001      2000
Net asset value, beginning of period                                     $5.46       $4.00       $3.69     $ 4.81     $4.99
                                                                         -----       -----       -----     ------     -----
Income from investment operations:
Net investment income (loss)                                               .03         .02        (.01)        --      (.02)
Net gains (losses) (both realized and unrealized)                          .84        1.44         .32      (1.12)     (.16)
                                                                         -----       -----       -----     ------     -----
Total from investment operations                                           .87        1.46         .31      (1.12)     (.18)
                                                                         -----       -----       -----     ------     -----
Less distributions:
Dividends from net investment income                                      (.06)         --          --         --        --
                                                                         -----       -----       -----     ------     -----
Net asset value, end of period                                           $6.27       $5.46       $4.00     $ 3.69     $4.81
                                                                         -----       -----       -----     ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $191        $155        $132       $143      $234
Ratio of expenses to average daily net assets(b)                         1.83%       2.02%       2.05%      2.02%     1.83%
Ratio of net investment income (loss) to average daily net assets         .41%        .39%       (.19%)     (.02%)    (.38%)
Portfolio turnover rate (excluding short-term securities)                 128%        174%        226%       193%      143%
Total return(c)                                                         16.09%      36.50%       8.40%    (23.28%)   (3.60%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003        2002       2001      2000
Net asset value, beginning of period                                     $5.19       $3.83       $3.56     $ 4.67     $4.88
                                                                         -----       -----       -----     ------     -----
Income from investment operations:
Net investment income (loss)                                              (.02)       (.02)       (.04)      (.04)     (.07)
Net gains (losses) (both realized and unrealized)                          .81        1.38         .31      (1.07)     (.14)
                                                                         -----       -----       -----     ------     -----
Total from investment operations                                           .79        1.36         .27      (1.11)     (.21)
                                                                         -----       -----       -----     ------     -----
Less distributions:
Dividends from net investment income                                      (.03)         --          --         --        --
                                                                         -----       -----       -----     ------     -----
Net asset value, end of period                                           $5.95       $5.19       $3.83     $ 3.56     $4.67
                                                                         -----       -----       -----     ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $73         $72         $65        $73      $120
Ratio of expenses to average daily net assets(b)                         2.59%       2.80%       2.83%      2.79%     2.60%
Ratio of net investment income (loss) to average daily net assets        (.32%)      (.39%)      (.95%)     (.80%)   (1.14%)
Portfolio turnover rate (excluding short-term securities)                 128%        174%        226%       193%      143%
Total return(c)                                                         15.18%      35.51%       7.58%    (23.77%)   (4.30%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003        2002       2001      2000(b)
Net asset value, beginning of period                                     $5.20       $3.84       $3.56     $ 4.68     $5.64
                                                                         -----       -----       -----     ------     -----
Income from investment operations:
Net investment income (loss)                                              (.01)       (.02)       (.03)      (.04)     (.01)
Net gains (losses) (both realized and unrealized)                          .81        1.38         .31      (1.08)     (.95)
                                                                         -----       -----       -----     ------     -----
Total from investment operations                                           .80        1.36         .28      (1.12)     (.96)
                                                                         -----       -----       -----     ------     -----
Less distributions:
Dividends from net investment income                                      (.03)         --          --         --        --
                                                                         -----       -----       -----     ------     -----
Net asset value, end of period                                           $5.97       $5.20       $3.84     $ 3.56     $4.68
                                                                         -----       -----       -----     ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1          $1          $1        $--       $--
Ratio of expenses to average daily net assets(c)                         2.60%       2.80%       2.85%      2.79%     2.60%(d)
Ratio of net investment income (loss) to average daily net assets        (.34%)      (.41%)     (1.13%)     (.63%)   (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)                 128%        174%        226%       193%      143%
Total return(e)                                                         15.37%      35.42%       7.87%    (23.93%)  (17.02%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2004(b)
Net asset value, beginning of period                                 $6.54
                                                                     -----
Income from investment operations:
Net investment income (loss)                                           .01
Net gains (losses) (both realized and unrealized)                     (.19)
                                                                     -----
Total from investment operations                                      (.18)
                                                                     -----
Net asset value, end of period                                       $6.36
                                                                     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $13
Ratio of expenses to average daily net assets(c)                     1.35%(d)
Ratio of net investment income (loss) to average daily net assets     .79%(d)
Portfolio turnover rate (excluding short-term securities)             128%
Total return(e)                                                     (2.75%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
35   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2004        2003        2002       2001      2000
Net asset value, beginning of period                                     $5.52       $4.04       $3.72     $ 4.83     $4.99
                                                                         -----       -----       -----     ------     -----
Income from investment operations:
Net investment income (loss)                                               .04         .03          --        .01      (.01)
Net gains (losses) (both realized and unrealized)                          .86        1.45         .32      (1.12)     (.15)
                                                                         -----       -----       -----     ------     -----
Total from investment operations                                           .90        1.48         .32      (1.11)     (.16)
                                                                         -----       -----       -----     ------     -----
Less distributions:
Dividends from net investment income                                      (.07)         --          --         --        --
                                                                         -----       -----       -----     ------     -----
Net asset value, end of period                                           $6.35       $5.52       $4.04     $ 3.72     $4.83
                                                                         -----       -----       -----     ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $18         $18         $--        $--       $--
Ratio of expenses to average daily net assets(b)                         1.65%       1.87%       1.59%      1.84%     1.66%
Ratio of net investment income (loss) to average daily net assets         .61%        .54%        .19%       .21%     (.29%)
Portfolio turnover rate (excluding short-term securities)                 128%        174%        226%       193%      143%
Total return(c)                                                         16.50%      36.63%       8.60%    (22.98%)   (3.21%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Threadneedle Emerging Markets Fund (formerly AXP Emerging Markets Fund) (a series of AXP Global Series, Inc.) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2004, and the financial highlights for each of the years in the five-year period ended October 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Threadneedle Emerging Markets Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 20, 2004

--------------------------------------------------------------------------------
37   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Threadneedle Emerging Markets Fund
Year ended Oct. 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            10.85%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.06104

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            10.85%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.02512

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            10.85%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.02630

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            10.85%
     Dividends Received Deduction for corporations                         0.00%

Payable date                                                           Per share
Dec. 18, 2003                                                           $0.07147

--------------------------------------------------------------------------------
38   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
39   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

                                                 Beginning                   Ending                 Expenses paid
                                               account value              account value           during the period
                                                May 1, 2004               Oct. 31, 2004       May 1, 2004-Oct. 31, 2004
Class A
     Actual(a)                                    $1,000                    $1,062.70                 $9.54(b)
     Hypothetical (5% return before expenses)     $1,000                    $1,015.61                 $9.32(b)
Class B
     Actual(a)                                    $1,000                    $1,060.60                $13.47(c)
     Hypothetical (5% return before expenses)     $1,000                    $1,011.79                $13.16(c)
Class C
     Actual(a)                                    $1,000                    $1,060.40                $13.47(d)
     Hypothetical (5% return before expenses)     $1,000                    $1,011.79                $13.16(d)
Class I
     Actual(a)                                    $1,000                    $1,067.10                 $6.89(e)
     Hypothetical (5% return before expenses)     $1,000                    $1,018.20                 $6.72(e)
Class Y
     Actual(a)                                    $1,000                    $1,065.40                 $8.63(f)
     Hypothetical (5% return before expenses)     $1,000                    $1,016.51                 $8.42(f)

(a) Based on the actual return for the six months ended Oct. 31, 2004: +6.27% for Class A, +6.06% for Class B, +6.04% for Class C, +6.71% for Class I and +6.54% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.63%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.63%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class I annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
40   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Arne H. Carlson                    Board member       Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999         (provides administrative services
Minneapolis, MN 55402                                 to boards). Former Governor  of
Age 70                                                Minnesota
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Philip J. Carroll, Jr.             Board member       Retired Chairman and CEO,  Fluor    Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002         Corporation (engineering and        Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998            (construction materials/chemicals)
Age 67
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Livio D. DeSimone                  Board member       Retired Chair of the Board and      Cargill, Incorporated (commodity
30 Seventh Street East             since 2001         Chief Executive Officer,            merchants and processors), General
Suite 3050                                            Minnesota Mining and                Mills, Inc. (consumer foods),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  Vulcan Materials Company
Age 70                                                                                    (construction materials/
                                                                                          chemicals), Milliken & Company
                                                                                          (textiles and chemicals), and
                                                                                          Nexia Biotechnologies, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Patricia M. Flynn                  Board member       Trustee Professor of Economics      BostonFed Bancorp, Inc. (holding
901 S. Marquette Ave.              since 2004         and Management, Bentley College     company) and its subsidiary Boston
Minneapolis, MN 55402                                 since 2002; former Dean, McCallum   Federal Savings Bank
Age 53                                                Graduate School of Business,
                                                      Bentley College from 1999 to 2002
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Anne P. Jones                      Board member       Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.*             Board member       Retired President and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002         of Economics, Carleton College      (manufactures irrigation systems)
Minneapolis, MN 55402
Age 65
---------------------------------- ------------------ ----------------------------------- ------------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
41   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Catherine James Paglia             Board member       Director, Enterprise Asset          Strategic Distribution, Inc.
901 S. Marquette Ave.              since 2004         Management, Inc. (private real      (transportation, distribution and
Minneapolis, MN 55402                                 estate and asset management         logistics consultants)
Age 52                                                company) since 1999
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alan K. Simpson                    Board member       Former three-term United States
1201 Sunshine Ave.                 since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Alison Taunton-Rigby               Board member       Founder and Chief Executive         Hybridon Inc. (biotechnology)
901 S. Marquette Ave.              since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                 2004; President, Forester Biotech
Age 60                                                since 2000; prior to that,
                                                      President and CEO, Aquila
                                                      Biopharmaceuticals, Inc.
---------------------------------- ------------------ ----------------------------------- ------------------------------------

Board Member Affiliated with AEFC**

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
William F. Truscott                Board member       Senior Vice President - Chief
53600 AXP Financial Center         since 2001,        Investment Officer of AEFC since
Minneapolis, MN 55474              Vice President     2001. Former Chief Investment
Age 44                             since 2002         Officer and Managing Director,
                                                      Zurich Scudder Investments
---------------------------------- ------------------ ----------------------------------- ------------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
42   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held      Principal occupation during past    Other directorships
                                   with Fund and      five years
                                   length of service
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Jeffrey P. Fox                     Treasurer  since   Vice President - Investment
105 AXP Financial Center           2002               Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                 Vice President - Finance,
Age 49                                                American Express Company,
                                                      2000-2002;  Vice President -
                                                      Corporate Controller, AEFC,
                                                      1996-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Paula R. Meyer                     President  since   Senior Vice President and General
596 AXP Financial Center           2002               Manager - Mutual Funds, AEFC,
Minneapolis, MN 55474                                 since 2002; Vice President and
Age 50                                                Managing Director - American
                                                      Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC,  1998-2000
---------------------------------- ------------------ ----------------------------------- ------------------------------------
Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General Counsel,   Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
---------------------------------- ------------------ ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
43   --   AXP THREADNEEDLE EMERGING MARKETS FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Global Series, Inc. were as follows:

                        2004 - $51,512;                       2003 - $48,645

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and a 2003 private equity security review for AXP Global Series, Inc. were as follows:

                        2004 - $354;                          2003 - $9,019

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for AXP Global Series, Inc. were as follows:

                        2004 - $12,883;                       2003 - $11,975

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for AXP Global Series, Inc. were as follows:

                        2004 - None;                           2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $60,890

(h) For the fees disclosed in item (g) above, 100% and 92% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 11/1/02 - 10/31/03
  2004 represents bills paid 11/1/03 - 10/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.  Submission of matters to a vote of security holders. Not applicable.

Item 10. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP GLOBAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 4, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 4, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 4, 2005